UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds

(Exact name of registrant as specified in charter)

1125 South 103 Street, Suite 200 Omaha, NE 68124-1071

(Address of principal executive offices) (Zip code)

Weitz Investment Management, Inc., 1125 South 103 Street, Suite 200, Suite. 200, Omaha, NE 68124-1071

(Name and address of agent for service)

Registrant’s telephone number, including area code: (402) 391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

Weitz | INVESTMENT MANAGEMENT

SEMI-ANNUAL REPORT

September 30, 2021

EQUITY
Weitz Hickory Fund
Weitz Partners III Opportunity Fund
Weitz Partners Value Fund
Weitz Value Fund

ALLOCATION
Weitz Balanced Fund

FIXED INCOME
Weitz Core Plus Income Fund
Weitz Nebraska Tax-Free Income Fund
Weitz Short Duration Income Fund
Weitz Ultra Short Government Fund

PLEASE NOTE: Beginning 2021, shareholder reports are no longer automatically sent by mail. See inside for more information.

2 2021 Semi-Annual Report

THE WEITZ PHILOSOPHY

Finding quality at a discount

There are no shortcuts in value investing. At Weitz, we dig for opportunities using a robust quality scoring process. We analyze hundreds of ideas to find strong, well-managed but undervalued companies that offer reasonable risk-adjusted returns. It’s simple – but it’s not easy. We do the due diligence, analyze, ask tough questions and push for answers. We wait for the right opportunities. Then, and only then, do we invest your money.

Fundamental Research-Driven Process

Our research-driven investment approach means deeply understanding our investable universe so we can capitalize on opportunities that arise out of market inefficiencies. Each of our analysts focuses on finding opportunities in specific industries, ensuring deep, ongoing research within their own areas of expertise. We also encourage a generalist mentality where all investment team members vet new ideas. All investment decisions are backed by thorough analysis, logical strategies, extensive debate and our team’s commitment to long-term growth.

Bottom-Up Focus

Our focus is on finding well-run companies with strong fundamentals and outstanding long-term prospects. Valuation is our North Star. When a security is selling at a significant discount to its intrinsic value, that’s when we buy. And when it’s not selling at a discount, we have the discipline and patience to wait for the price to come our way.

High-Conviction Investing

We believe there are a limited number of great investment ideas and that intrinsic value doesn’t change with the daily ebbs and flows of the market. Our high-conviction approach means we know what we own inside and out, allowing our funds to be highly concentrated.

Today we are responsible for approximately $4 billion in investments for our shareholders – individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put your goals first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help you preserve and grow wealth.

We’re right beside you

Weitz employees have a strong commitment of investing their own assets in our mutual funds. By aligning our goals with yours, you can have confidence that we’re treating your money as if it were our own.

2021 Semi-Annual Report 3

TABLE OF CONTENTS

Beginning 2021, paper copies of the Fund’s
shareholder reports are no longer sent by
mail unless specifically requested from the
Fund or from your financial intermediary
(such as a financial adviser). Reports will be
made available at weitzinvestments.com
and you will be notified by mail each time a
report is posted. You will continue to receive
other Fund regulatory documents (such
as prospectuses or supplements) in paper
unless you have elected to receive all Fund
documents electronically.

If you would like to continue to receive the
Fund’s future shareholder reports in paper
free of charge, you may make that request
(1) by contacting your financial intermediary;
or (2) if you invest directly with the Fund, by
calling 800-304-9745.

If you already receive shareholder reports
and other Fund documents electronically,
you will not be affected by this change, and
you need not take any action. If you do not
receive shareholder reports and other Fund
documents electronically but would like to
do so, contact your financial intermediary
or, if you invest directly with the Fund,
call 800-304-9745. An election to receive
shareholder reports electronically will apply
to all Funds held with the Weitz Funds and
may apply to all funds held with your financial
intermediary.

Value Matters	4
Fixed Income Insights	6
Performance Summary	9
Analyst Corner	10
Balanced Fund	12
Core Plus Income Fund	14
Hickory Fund	18
Nebraska Tax-Free Income Fund	20
Partners III Opportunity Fund	22
Partners Value Fund	24
Short Duration Income Fund	26
Ultra Short Government Fund	30
Value Fund	32
Schedule of Investments	34
Financial Statements	56
Notes to Financial Statements	64
Actual and Hypothetical Expenses for
Comparison Purposes	73
Other Information	74
Index Descriptions	80

The management of Weitz Funds has chosen paper for the 84 page report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

4 2021 Semi-Annual Report

VALUE MATTERS: BRING IT ON

October 19, 2021

Dear Clients and Fellow Shareholders,

We recently reread the past seven Value Matters, beginning with the issue from January 2020, just before the start of the COVID-19 pandemic. At the time, our stock funds had just turned in a great year. Valuation levels had us feeling cautious about the near-term outlook, but we had no clue of what would happen a few weeks later.

As COVID emerged and the world reacted with various versions of shutdowns, the S&P 500 dropped by about a third in six weeks. The prices of some great businesses fell to silly price levels, and we did some buying (Fortive, CoStar, S&P Global, IDEX, Heico). We prepared to wait patiently for a gradual return to normal as medical researchers developed vaccines and our society tried to learn to deal with the pandemic.

While the economic recovery has taken some time, the stock market roared back quickly as the Federal Reserve (Fed) injected trillions into the securities markets via bond purchases and Congress began distributing additional trillions directly to individuals, companies and other organizations. Within about six months, the market indexes were hitting new all-time highs.

Our stock funds have benefited from this resumption of the bull market, and our bond funds have coped well with a very difficult bond market. So, from an investment return point of view, things have been good.

However…

Yes, as you may have guessed, there is a “however” to serve as the fulcrum between the bull run and reality. Our regular readers may think we sound like a broken record on this point, saying “things have been good, but they could get bad at any minute.” Well, yes, it’s true. We think the government’s seemingly “unlimited free money” has inflated stock and bond prices and that investors may have borrowed some returns from the future. This is no tragedy, but it makes investors anxious about the near-term outlook.

Our take is that a return to more “normal” levels of interest rates and government stimulus (fiscal and monetary) will likely lead to a moderation of stock valuations and higher interest rates (lower bond prices). This transition may have begun in the third quarter. Inflation indicators have perked up, and the Consumer Price Index (CPI) was up 5.3% year-over-year as of August 31, 2021. “Base effects” (comparisons against unusually depressed year-ago levels) and supply chain disruptions are at play. And at least until recently, the Fed had been predicting that the current spike in inflation would be “transitory.” The bond market has reacted by selling off, so yields on bonds have been rising. As a result, the stock market was choppy in the third quarter, with September being downright weak.

We are not predicting anything catastrophic, just the normal ebb and flow of valuations. If the Fed is right about inflation and it settles back to their 2% target, and if they stop buying bonds and mortgage-backed securities (currently a big part of its quantitative easing program), it seems plausible that Treasury and corporate bond yields might drift up to levels at which investors could earn real (inflation-adjusted) returns. Bond yields would then offer a little stiffer competition to stocks than in recent years, and price-to-earnings (P/E) multiples might shrink. A gradual return to “normal” capital markets would represent a healthy change, in our opinion, even though it would create some headwinds for stock and bond prices.

On the other hand, the transition to “normal” might be a little bumpy. Speculation is rampant and traders are making liberal use of borrowed money. There is also a new generation of investors communicating over social media (Reddit, WallStreetBets) and trading on new “FinTech” platforms like Robinhood, who have collectively impacted stock and crypto markets. (For those interested in one author’s version of the market fireworks that took place earlier this year as retail traders in GameStop, AMC Theaters, and other social media-hyped “meme” stocks clashed with hedge fund short sellers, we would recommend The Antisocial Network by Ben Mezrich.)

Leverage is often the ingredient that turns a mild correction into more serious volatility. If an investor pays for a security and it goes down – sad for him, but end of story. When borrowed money is involved, one investor’s loss can be transmitted to others if he can’t repay his loan. This can trigger the “contagion” that causes liquidity crises from time to time (e.g., September 2008 and March 2020).

By some measures, and certainly in absolute terms, use of leverage is at record levels today. Traditional margin debt, brokers’ loans to clients, recently stood at $882 billion. Banks hold record levels of deposits and are motivated lenders. Unregulated lending by hedge funds and other members of the “shadow banking system” has also grown enormously. The crypto market includes thousands of different “tokens” with an aggregate market value in the neighborhood of $2 trillion. A significant proportion has been bought with borrowed money and is being held as collateral by lenders – an interesting situation given that the “value” of crypto is a function of crowd psychology. Leverage has always been a feature of the real estate market, and there are signs of distress among borrowers nationally and globally. A prominent example from today’s headlines is the Chinese property company Evergrande which has defaulted on some of its $300 billion of debt. The implications for global real estate lenders are unclear (but not positive). Credit “accidents” seem inevitable, and fear of another crisis among lender “dominos” could affect capital markets from time to time.

Game Plan

We are not cheering for a bear market nor pain for other investors. But a little market chaos and a temporary sinking spell for stocks could actually turn out to be positive for our long-term returns. On the investment team, we spend most of our time studying the businesses we currently own as well as the “on deck” list of companies we would love to own if, and when, the price is right. In times of market stress, while index investors have no flexibility to adjust their portfolios, we can pick and choose among the bargains.

Weak stock markets can also be helpful to some of the companies we currently own. Some of our favorites may even be cheering for a bear market. Berkshire Hathaway, with over $150 billion in cash reserves, made some of its best investments during the 2008-2009 financial crisis. Berkshire “helped out” Bank of America, Goldman Sachs, and others that needed liquidity… badly. Danaher and Comcast were able to buy some of GE’s

2021 Semi-Annual Report 5

best assets at attractive prices when GE needed liquidity. Most of our companies would like to make acquisitions and/or buy back their own shares, and a weak stock market can provide golden opportunities.

We have believed that stock prices were on the high side for years, so we make no pretense of knowing when the market may take a breather. Strange things have been happening lately –negative interest rates, “moonshot” moves by stocks of bankrupt companies, emergence of a truly enormous crypto market created out of thin air via computer code, non-fungible tokens (NFTs) (don’t ask!), and the markets seem ripe for an “emperor’s new clothes” moment. We won’t participate in what seem like “greater fool” speculations, and while it would be nice to be “out” during a market correction, we think it is impossible – and unnecessary – to try to sidestep temporary drawdowns in our long-term investments.

Our plan is to own stocks that we think will be worth considerably more in five years than they are today. If the market runs into turbulence, and we have to wait a while for our stocks to realize their potential, we will sleep comfortably knowing that our businesses are growing, have staying power and will be able to play offense when the time is right. As we’ve said before, volatility is the friend of the investor who understands what she owns and has the temperament to take advantage when assets are mispriced. Bring it on.

Sincerely,

Wally Weitz wally@weitzinvestments.com	Brad Hinton brad@weitzinvestments.com

As of 09/30/2021, the following portfolio company constituted a portion of the net assets of Balanced Fund, Hickory Fund, Partners III Opportunity Fund, Partners Value Fund, and Value Fund as follows:

•	AMC Entertainment Holdings, Inc. (AMC): 0.0%, 0.0%, 0.0%, 0.0%, and 0.0%.
•	Bank of America Corp. (BAC): 0.0%, 0.0%, 0.0%, 0.0%, and 0.0%.
•	Berkshire Hathaway Inc. – Class B (BRK.B): 2.1%, 0.0%, 9.5%, 5.1%, and 4.5%.
•	Comcast Corporation (CMCSA): 1.5%, 0.0%, 0.0%, 0.0%, and 2.8%.
•	CoStar Group, Inc. (CSGP): 0.0%, 3.3%, 2.4%, 3.5%, and 3.8%.
•	Danaher Corporation (DHR): 2.1%, 0.0%, 0.0%, 0.0%, and 4.2%.
•	Fortive Corp. (FTV): 1.0%, 0.0%, 0.0%, 0.0%, and 0.0%.
•	GameStop Corp. (GME): 0.0%, 0.0%, 0.0%, 0.0%, and 0.0%.
•	General Electric Company (GE): 0.0%, 0.0%, 0.0%, 0.0%, and 0.0%.
•	Goldman Sachs Group, Inc. (GS): 0.0%, 0.0%, 0.0%, 0.0%, and 0.0%.
•	HEICO Corp. (HEI): 0.0%, 2.9%, 0.0%, 2.7%, and 0.0%.
•	IDEX Corporation (IEX): 1.0%, 1.7%, 0.0%, 1.6%, and 0.0%.
•	Robinhood Markets, Inc. (HOOD): 0.0%, 0.0%, 0.0%, 0.0%, and 0.0%.
•	S&P Global, Inc. (SPGI): 1.2%, 0.0%, 0.0%, 0.0%, and 2.6%.

Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

6 2021 Semi-Annual Report

FIXED INCOME INSIGHTS MANAGING RISKS vs. MANAGING RETURNS

October 19, 2021

Opportunities in the marketplace are shrinking as credit spreads remain near all-time lows. The Federal Reserve (Fed) is indicating potential changes to its quantitative easing (QE) program. Inflation concerns are growing and could end up biting American consumers. Millions remain unemployed, and counterintuitively, the nation faces a labor shortage with many business owners reporting a lack of qualified job applicants. The business landscape is challenged by an escalating global supply chain disruption with the potential to impede an economic recovery. And a developing debt crisis in China could soon be felt around the world. Indeed, it is an interesting time to be a fixed income investor.

Against this backdrop, Weitz taxable fixed-income funds generated modestly positive overall returns as well as good relative results in the third quarter. Security and sector selection along with reasonably defensive duration metrics drove performance. Each fund’s quarterly commentary contains additional details about contributors to performance. Also, please see the latest Value Matters from Wally and Brad and the portfolio managers’ commentaries for detailed analysis of the Weitz equity and conservative allocation funds.

Fixed Income Market Update

Most bond market segments were little changed in the third quarter as modest (unrealized) price declines offset income returns. Fixed-income indices were generally higher through mid-September as investors rotated to safety amid the rise in cases of the COVID-19 Delta variant in July and August. But in late September, the Fed confirmed that they will likely begin tapering their $120 billion-per-month QE program later this year. That, combined with still-high inflation statistics, weighed on fixed income markets during the final days of the third quarter, erasing most of the quarter-to-date returns for many bond indices. So far, the “taper tantrum” that occurred in 2013 when the Fed last announced a reduction in its monetary life support has not repeated itself to the same degree. More will be known in the coming weeks and months whether history does repeat itself, or if this potential QE reduction proves to be a tantrum-less taper.

The graph below shows the changes of select Treasury rates over the past quarter and year.

The Treasury curve was mostly unchanged in the third quarter, with 3- and 5-year Treasury rates rising the most (5 and 8 basis points, respectively) while the 30-year Treasury rate declined 4 basis points. The result was a modest flattening of the curve, with the difference between 2- and 30-year Treasury rates declining to 177 basis points on September 30, 2021, from 184 on June 30, 2021.

Spreads on corporate bonds changed little in the quarter. A broad measure of investment-grade corporate bond spreads, compiled by ICE BofA, increased to 89 basis points on September 30, 2021, from 86 basis points on June 30, 2021. The chart below depicts the path of investment-grade credit spreads for the past five years (blue line) against the 1- (orange) and 5-year (gray) averages.

Overall, investment-grade corporate bond spreads remain below their 1- and 5-year averages. The charts below, from Credit Suisse, provide more perspective on the declining investment opportunity set for fixed-income investors. Credit spreads and overall nominal returns in both investment-grade and high-yield remain at, or near, all-time lows. It’s certainly not a target rich environment for forward returns.

2021 Semi-Annual Report 7

Inflation

For the past decade, inflation could be described as the dog that didn’t bite (i.e., rarely rising much above the Fed’s long-term 2% target). That dog (inflation) seems to have grown teeth with the Consumer Price Index (CPI) having persisted above 5% on an annualized basis for nearly half of 2021. Oil prices at seven-year highs and rising food and lodging costs are eating into Americans’ disposable incomes – especially those at the lower end of the economic ladder.

The chart below provides a history lesson on inflation. It represents 50 years of data on 152 economies going back to August 1971 when the U.S. decided to scrap the Bretton Woods Agreement – a multi-national monetary management system that tied the value of currencies to a commodity (namely gold). The end of the agreement led to the introduction of ‘fiat’ currencies that are not supported by a commodity but rather have value based solely on the support of the government that issues them.

As the above chart depicts, no economy saw annual inflation average below 2% during the past 50 years. In the U.S., the inflation experience was 3.9% per year during this time span. And while the last decade has witnessed relatively low inflation for the most part, fiat money has been highly inflationary in aggregate through history. The Fed may need to do more than talk about inflation being ‘transitory’ to keep today’s inflation ‘dog’ from further biting American consumers and the economy.

Other challenges – employment, supply chains, and bears in the China shop

Despite job openings at record highs (11 million as of July), recent results from the National Federation of Independent Business (NFIB), which has been conducting a monthly survey of small business owners since 1974, were disconcerting. A 48-year record high – 50% – reported job openings that could not be filled. Of those owners hiring or trying to hire, 91% reported there were few or no qualified applicants. A record high 29% reporting no – zero – qualified applicants. All this despite a record high 41% reporting that they had increased compensation. As a result, another record high – 28% – identified labor quality as their top business problem. Quite a conundrum considering there are approximately 8 million people still unemployed.

Stories continue to mount of supply chain challenges. Rising demand, continued concerns and responses to COVID, and residual trade disputes have led to shortages in essential ingredients to the overall economy -- from semiconductors, new cars, chicken wings, toilet paper, paper towels and more. Record numbers of shipping vessels off the west coast await the opportunity to unload their cargo. This has led to a joint open letter by the International Chamber of Shipping, whose industries account for more than $20 trillion of world trade annually and represent 65 million transport workers, calling on world leaders to secure global supply chains.

Finally, a regulatory crackdown in China has wiped trillions of market value from its markets, while property developer Evergrande, one of the world’s biggest high-yield debt issuers, is on the brink of default. Evergrande, with total debt of approximately $300 billion, failed to make an interest payment at the end of September – but have 30 days to cure the payment default. Given China’s property sector represents about a quarter of the country’s GDP (versus an average of 15-18% in the U.S.) and comprises the single largest category of total household assets (60%), a lot appears at stake for China with the possibility that trouble gets exported beyond its borders.

“The essence of investment management is the management of risks, not the management of returns.” —Benjamin Graham

As long as the Federal Reserve continues to influence markets via its twin-barreled monetary bazooka of zero interest rate policy (ZIRP) and QE, coupled with the myriad of issues above, Ben Graham’s quote seems to particularly apply – especially in an environment with seemingly high levels of complacency. The successful management of risks (e.g., credit, interest-rate, liquidity) is arguably key in generating future returns.

We believe the flexible mandates of our fixed income funds will continue to allow us to navigate challenging environments by enabling us to identify the most favorable investment opportunities at any given time, wherever we can find them. With credit spreads, particularly investment grade, that are at or near 10-year lows and low overall forward return prospects, we continue to believe it prudent to remain defensive, especially with respect to interest rate risk (i.e., maintain lower than index duration).

Our overarching investment goals are to preserve capital, maintain a strong liquidity position, understand evolving risks and opportunities, conduct consistent/thorough credit surveillance, and selectively take advantage of favorable risk/reward opportunities.

Tom Carney tom@weitzinvestments.com	Nolan Anderson nolan@weitzinvestments.com

Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

Definitions: Investment-Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies. Yield to Worst (YTW) the lowest potential yield (most conservative yield) that can be received on a bond without the issuer actually defaulting.

8 2021 Semi-Annual Report

DISCLOSURES

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. Certain Funds have entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. In these cases, the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through Contractual Expiration Date of 07/31/2022 (and in the case of the Core Plus Fund Institutional Class, through 07/31/2023). The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.

Performance quoted for the Balanced, Partners Value and Value Funds’ Institutional Class shares before their inception is derived from the historical performance of the Investor Class shares, which have not been adjusted for the expenses of the Institutional Class shares, had they, returns would have been different.

Performance quoted for the Partners III Opportunity and Short Duration Income Funds’ Investor Class shares before their inception is derived from the historical performance of the Institutional Class shares, which have not been adjusted for the expenses of the Investor Class shares, had they, returns would have been different.

Index performance is hypothetical and is shown for illustrative purposes only. You cannot invest directly in an index. See page 80 for a description of all indices. The Since Inception return for the Russell 1000 Value and CPI +1% is from 5/31/1986 and 12/31/1988, respectively. All other indices Since Inception return are since the Fund’s inception. The inception date of the Bloomberg Barclays 1-3 Year U.S. Aggregate and 5-Year Municipal Bond was 12/31/1992 and 1/29/1988, respectively.

On 12/29/2006, the Nebraska Tax-Free Income Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership. On 12/31/1993, Partners Value Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership. On 12/30/2005, Partners III Opportunity Fund succeeded to substantially all of the assets of Weitz Partners III Limited Partnership. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the Partnerships, and the Partnerships were managed at all times with full investment authority by the Investment Adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships’ performance might have been adversely affected.

Effective 12/16/2016, the Ultra Short Government Fund revised its principal investment strategies. Prior to that date, the Fund operated as a “government money market fund” and maintained a stable net asset value of $1.00 per share. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.

Effective 12/16/2016, the Short Duration Income Fund revised its principal investment strategies. Since that time the Fund has generally maintained an average effective duration between one to three and a half years. Prior to that date, the Fund maintained a dollar–weighted average maturity of between two to five years. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.

Effective 03/29/2019, the Hickory Fund invests the majority of its assets in the common stock of medium–sized companies, which the Fund considers to be companies with a market capitalization, less than or equal to the market capitalization of the largest company in the Russell Midcap Index. Prior to that date, the Fund invested the majority of its assets in the common stock of smaller– and medium–sized companies, which the Fund considered to be companies with a market capitalization, at the time of initial purchase, of less than $10 billion.

2021 Semi-Annual Report 9

PERFORMANCE SUMMARY

			ANNUALIZED
					Since Fund		Inception	Net	Gross
EQUITY	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Hickory (WEHIX)	(1.31)%	12.93%	33.42%	9.03%	10.47%	9.68%	4/1/1993*	1.09%	1.14%
Russell MidCap®	(0.93)	15.17	38.11	14.38	15.51	11.37
Partners III Opportunity - Investor (WPOIX)	(0.18)	10.94	20.66	10.05	10.45	12.15	8/1/2011	1.88	1.88
Partners III Opportunity - Institutional (WPOPX)	(0.06)	11.44	21.38	10.68	10.95	12.28	6/1/1983*	1.43	1.43
S&P 500®	0.58	15.92	30.01	16.89	16.61	11.54
Russell 3000®	(0.10)	14.99	31.88	16.84	16.59	11.35
Partners Value - Investor (WPVLX)	(0.03)	16.44	34.29	10.86	11.45	11.74	6/1/1983*	1.07	1.07
Partners Value - Institutional (WPVIX)	0.03	16.61	34.53	11.13	11.63	11.79	7/31/2014	0.89	0.89
S&P 500®	0.58	15.92	30.01	16.89	16.61	11.54
Russell 3000®	(0.10)	14.99	31.88	16.84	16.59	11.35
Value - Investor (WVALX)	2.41	20.07	32.22	16.24	14.14	10.94	5/9/1986*	1.04	1.04
Value - Institutional (WVAIX)	2.47	20.22	32.47	16.49	14.31	10.99	7/31/2014	0.88	0.88
S&P 500®	0.58	15.92	30.01	16.89	16.61	10.96
Russell 1000®	0.21	15.19	30.96	17.10	16.75	11.00

			ANNUALIZED
					Since Fund		Inception	Net	Gross
ALLOCATION	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Balanced - Investor (WBALX)	1.18%	9.05%	14.12%	8.70%	8.47%	6.22%	10/1/2003*	0.85%	0.99%
Balanced - Institutional (WBAIX)	1.18	9.15	14.24	8.76	8.50	6.23	3/29/2019	0.70	0.79
Morningstar Moderately Conservative Target Risk	(0.42)	3.97	11.38	7.46	7.03	6.43

				ANNUALIZED
					Since Fund		Inception	Net	Gross
FIXED INCOME	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Core Plus Income - Investor (WCPNX)	0.19%	1.52%	4.07%	4.34%	N/A%	4.36%	7/31/2014*	0.50%	0.93%
Core Plus Income - Institutional (WCPBX)	0.21	1.67	4.26	4.52	N/A	4.55	7/31/2014*	0.40	0.59
Bloomberg Barclays U.S. Aggregate Bond	0.05	(1.55)	(0.90)	2.94	N/A	3.24
Nebraska Tax-Free Income (WNTFX)	(0.23)	(0.06)	0.82	1.65	1.60	4.35	10/1/1985*	0.45	0.98
Bloomberg Barclays 5-Year Municipal Bond	0.13	0.30	1.08	2.41	2.52	N/A
Short Duration Income - Investor (WSHNX)	0.11	1.26	2.07	2.08	2.05	4.81	8/1/2011	0.55	0.88
Short Duration Income - Institutional (WEFIX)	0.12	1.29	2.11	2.24	2.23	4.88	12/23/1988*	0.48	0.62
Bloomberg Barclays 1-3 Year U.S. Aggregate	0.09	0.07	0.29	1.84	1.46	N/A
U.S. Consumer Price Index (CPI) Plus 1.00%	1.21	6.10	6.44	3.61	2.94	3.56
Ultra Short Government (SAFEX)	0.02	0.09	0.09	1.21	0.62	2.26	8/1/1991*	0.20	0.59
ICE BofA U.S. 6-Month Treasury Bill	0.02	0.08	0.13	1.34	0.79	2.79

* Denotes the Fund's inception date and the date from which Since Fund Inception performance is calculated.

10 2021 Semi-Annual Report

ANALYST CORNER
Liberty SiriusXM (LSXMA/K)
By Drew Weitz, Portfolio Manager

Dialing in at a discount

Longtime shareholders of Weitz are likely familiar with our admiration of the business and investment expertise of John Malone, a media mogul nicknamed the Cable Cowboy for his role in pioneering the modern cable business. Malone, alongside Greg Maffei, has led many successful media companies – nearly all of which carry “Liberty” as a sort of corporate surname – with Malone serving as chairman and Maffei as CEO. Some of the Liberty companies directly operate businesses, while others are investment vehicles that own partial or controlling stakes in other companies. Liberty is also fond of using tracking stocks that allow larger enterprises to create separately traded equities that reflect only the corporate assets and obligations attributed to them. Liberty SiriusXM falls into this tracking stock category.

Liberty SiriusXM derives its name from its 77% ownership and controlling interest in publicly traded audio entertainment company SiriusXM – best-known as the only satellite radio provider in the U.S. As of June 30, 2021, SiriusXM has over 31 million subscribers, and Liberty’s ownership stake is valued at just over $20 billion (based on the company’s stock price on June 30, 2021). This stake in SiriusXM makes up most of the tracking shares’ value with the rest coming from its 32% stake in Live Nation among other, more modest holdings. This corporate structure is certainly complex, and that complexity has contributed to a stock price which consistently trades at a discount to its sum-of-the-parts value.

Our investment thesis for Liberty SiriusXM has dual tracks. First, shareholders will benefit from the continued value creation of its largest asset, SiriusXM. Second, we believe the discount between Liberty SiriusXM and its basket of publicly traded investment holdings will narrow either due to market forces or through proactive actions by Liberty’s management. To date, we have enjoyed a successful investment driven entirely by the value creation in SiriusXM. Meanwhile the “complexity discount” has ebbed and flowed, but it has remained stubbornly high. And while we believe SiriusXM still has room to run, there is also reason to believe that Liberty management will soon have new options at its disposal to harvest that discount on behalf of shareholders.

Tuning to SiriusXM

SiriusXM distributes its bundle of commercial-free music, live news, sports, and talk entertainment content predominately via satellite to subscribers’ vehicles. The company enjoys a highly effective and efficient customer acquisition funnel. Over 80% of vehicles sold in the U.S. come with a satellite radio that is enabled with a limited-time free trial of SiriusXM at the time of sale. More than one-third of these trials have consistently converted into paying subscriptions each year. Furthermore, the mix of cars on the road with a satellite radio increases each year as older vehicles are scrapped, replaced by new vehicles that feature SiriusXM’s technology. Today, over half of U.S. cars on the road (more than 130 million) feature satellite radios, creating another attractive trial opportunity among the 40 million used vehicles that change hands each year.

SiriusXM’s recently retired CEO Jim Meyers was fond of reminding audiences that “business models matter,” and it is easy to see why he feels that way. The company’s attractive customer funnel feeds a recurring revenue (subscription) business with high incremental profit margins, low reinvestment requirements and the consistent ability to generate and grow free cash flow.

Combined with a reasonable level of borrowing, management has enhanced investor returns through its prolific share repurchase program. Since 2012, SiriusXM has repurchased nearly 50% of its shares outstanding, demonstrating a confidence in the company’s long-term prospects and a desire to return value to stockholders.

Why Streaming May Not Kill the (Satellite) Radio Star

The history of SiriusXM is rooted in competition, with the company forming from the merger of two fiercely competing satellite radio companies – Sirius and XM (more on this later). But today, competition remains a fact of life. Automakers’ broad adoption of smartphone interfaces like Apple’s CarPlay and Google’s Android Auto make streaming media from a smartphone easier than ever. Yet, despite these in-car inroads, SiriusXM continues to gain subscribers, and churn (canceled or elapsed subscriptions) remains at historic lows.

Nevertheless, streaming – particularly of podcasts – continues to grow, and SiriusXM cannot afford to simply rest on its laurels. Instead, the company is playing both offense and defense with the launch of its own streaming strategy. The effort began in earnest with the 2019 purchase of ad-supported internet radio streamer Pandora. The deal brought more robust streaming capabilities to SiriusXM’s own apps and website, and it gave SiriusXM a new product to market to the 60%+ of trial users that do not convert into paying subscribers. The following year, SiriusXM acquired podcast network Stitcher. Stitcher not only bolstered SiriusXM’s own podcast offerings but also resulted in the largest addressable listening audience in the U.S., reaching over 150 million listeners. Like the digital migration that delivered better targeting and attribution to video advertisers (and higher prices for advertising platforms), a similar transition is underway in the audio space, and SiriusXM’s streaming platforms are in a great position to capitalize. Over time, we see digital channels taking a greater share of the $13 billion in advertising spent on terrestrial radio broadcasts. Indeed, industry watchers predict ad spending on podcasts alone will grow from $840 million in 2020 to more than $2 billion by 2023, a massive tailwind that will benefit both SiriusXM’s owned platforms as well as the third-party ad-supported business powered by Pandora’s industry-leading advertising technology.

While its services and features are interesting as standalone opportunities, SiriusXM’s latest car radio platform stitches everything together with its core service offering. Dubbed 360L, the new platform features an enhanced user interface enabled by both the traditional one-way satellite delivery and the two-way cellular capabilities of connected vehicles. Subscribers will have the ability to listen to existing SiriusXM channels, personalized channels curated by Pandora, or the latest episodes of favorite podcasts and radio shows on demand all on the dashboard interface. 360L also creates a more seamless remarketing opportunity of ad-supported Pandora to expired trial users. In 2021, roughly 25% of SiriusXM-enabled new vehicles will feature 360L, a figure that is expected to grow to 80% by 2025. More content, greater customization, and seamless dashboard integration combine to give SiriusXM a solid footing as it moves into its digital future.

2021 Semi-Annual Report 11

Shrinking the Liberty “Complexity Discount”

Prior to their merger, Sirius and XM each maintained separate satellite constellations and engaged in a bitter bidding war for exclusive content. After years of bruising competition and significant losses, the companies came together in 2008 against the backdrop of the Global Financial Crisis. The merger promised significant operating synergies and an end to irrational content commitments, but the combined entity still faced a leveraged balance sheet, low cash reserves, and imminent debt maturities. Enter Liberty Media. In exchange for an emergency $530 million loan package, SiriusXM gave Liberty Media a 40% stake in the combined entity. With the crisis averted, SiriusXM set down the path of realizing the promise of its merger, and the rest is history. After modest additional Liberty purchases and SiriusXM’s own prodigious repurchase activity, Liberty owns 77% of the company’s equity as of June 30, 2021.

As mentioned earlier, Liberty SiriusXM has consistently traded at a discount to the mark-to-market value of its investment portfolio. The persistence of this “complexity discount” has meant that although Liberty SiriusXM has benefited proportionately from the appreciation of the underlying investment, shareholders have yet to receive the full value of their assets. That said, we see reasons for optimism that this potential value will be harvested. To date, Liberty has monetized its discount by repurchasing its own stock. However, it has done so primarily with after-tax cash dividends received from SiriusXM. SiriusXM’s stock repurchases will likely take Liberty’s ownership above 80%. When that happens, the companies become members of the same tax group. This has several practical implications, including the elimination of taxes on dividends received from SiriusXM. With the elimination of this “leakage,” dividends become a more efficient form of capital return. Should the SiriusXM board choose to increase its (now more tax-efficient) dividend payments, Liberty SiriusXM will have greater capacity to repurchase its own stock. Such actions may not eliminate the discount entirely, but any narrowing serves to enhance Liberty SiriusXM shareholders’ return.

A Partners III Postscript

The Partners III Opportunity Fund practices the same Quality at a Discount investment philosophy that we employ in all Weitz equity funds, but Partners III has additional tools at its disposal, including the ability to “short sell” individual equities. Shareholders may note that from time to time (including at the end of Q2 2021) Partners III will hold a short position in SiriusXM shares. We may flex into and out of this short position for several reasons, including a desire to hedge gains in Liberty SiriusXM, the underlying valuation of SiriusXM, or the magnitude of the trading discount between the two. Such activity allows us to effectively monetize a portion of said discount ourselves. However, given the relative sizes of our positions, we have consistently remained economically “long” SiriusXM.

As of 09/30/2021, each of the following portfolio companies constituted a portion of the net assets of Balanced Fund, Hickory Fund, Partners III Opportunity Fund, Partners Value Fund, and Value Fund as follows:

•	Alphabet, Inc.: 2.3%, 0.0%, 6.3%, 7.2%, and 7.4%
•	Apple, Inc.: 0.0%, 0.0%, 0.0%, 0.0%, and 0.0%
•	Live Nation Entertainment, Inc.: 0.0%, 0.0%, 0.0%, 0.0%, and 0.0%
•	SiriusXM Holdings, Inc.: 0.0%, 0.0%, 0.0%, 0.0%, and 0.0%

Over time, the Liberty Media family of companies has included a large number of entities, including these current portfolio companies, which as of 09/30/2021, constituted a portion of the net assets of Balanced Fund, Hickory Fund, Partners III Opportunity Fund, Partners Value Fund, and Value Fund as follows:

•	Charter Communications, Inc.-Class A: 0.0%, 0.0%, 0.0%, 0.0%, and 0.0%
•	Liberty Braves Group-Series A & C: : 0.0%, 1.4%, : 0.0%, : 0.0%, and 0.0%
•	Liberty Broadband Corp.-Class A & C: 1.0%, 9.1%, 5.7%, 5.1%, and 4.8%
•	Liberty Global plc-Class C: 0.0%, 4.1%, 4.7%, 4.0%, and 0.0%
•	Liberty Latin America Ltd.-Class C: 0.0%, 3.2%, 0.0%, 3.0%, and 0.0%
•	Liberty Media Corp.-Series C Liberty SiriusXM: 0.0%, 5.1%, 6.0%, 4.9%, and 3.1%
•	Qurate Retail, Inc.-Class A: 0.0%, 1.4%, 1.3%, 0.0%, and 0.0%

Holdings are subject to change and may not be representative of the Fund's current or future investments.

Drew Weitz joined Weitz Investments in 2008 as a research analyst. Since 2011, Drew has served as a portfolio manager for several of the Weitz equity funds. In addition, he previously served in the role of director of equity research. Prior to joining the firm, Drew was a research associate and research analyst for Ariel Investments. Drew has a bachelor's in computer science from Carleton College.

12 2021 Semi-Annual Report

BALANCED FUND
Portfolio Managers: Brad Hinton, CFA & Nolan Anderson
Investment Style: Conservative Allocation

The Balanced Fund’s Institutional Class returned +1.18% for the third quarter compared to -0.42% for the Morningstar Moderately Conservative Target Risk Index. Year-to-date, the Fund’s Institutional Class has returned +9.15% compared to +3.97% for the index.

Total returns well above inflation have helped our investors retain, and steadily build, wealth. Over a 10-year period, the Fund’s Institutional Class has returned +8.50% annualized compared to +7.03% for the index.

It has been a strong year for stock investors, less so for bond investors. Subdued third-quarter results across asset classes reflected growing crosscurrents. The U.S. economy has been growing nicely, albeit at a slowing pace due to supply chain disruptions, wage pressures, raw material inflation, and so on. Monetary and fiscal stimulus continues to course through the system, though the Federal Reserve expects to start siphoning from the punch bowl later this year, recently indicating intentions to start tapering its quantitative easing program. Policymakers in Washington remain an important wildcard with more government spending and taxes in the pipeline.

In our view, the backdrop remains broadly constructive but far from placid. We see less margin for error in the markets and the economy. Most bonds face a math problem and are priced for paltry returns. High-quality companies priced at a discount to our estimate of intrinsic value are harder to unearth in the U.S. stock market. And while some macro bumps seem plausible, we aim to partner with management teams that can ably steer their businesses through choppier waters. Through it all, our companies are still finding ways to grow business value.

Aon plc paced the Fund’s quarterly contributors with a near 20% return. Best known as a leading global insurance broker, Aon provides advice and solutions to clients in risk, retirement, and health. The business enjoys strong, sustainable organic revenue growth, bolstered by margin expansion and effective capital deployment to drive free cash flow per share. Aon management showed discipline in terminating the Willis Towers Watson deal when demands from the Department of Justice proved onerous. Life science and diagnostics leaders Danaher and Thermo Fisher also posted strong returns. Both companies continued to build and collect durable strategic assets with long, robust growth runways. Current results and fundamentals have been terrific, and virtual investor events in September helped alleviate some concerns about the near-to-medium-term outlooks.

Payment-related companies Fidelity National Information Services (FIS), Visa, and Mastercard were the largest quarterly detractors. FIS’s stock declined as merchant segment revenue growth fell short of peers and the company tempered near-term margin expectations. Mix played a role, as FIS is more weighted to the U.K. market and cross-border travel. Quarterly blips aside, FIS is winning new business in both the merchant and the banking spaces, which increases our confidence in the longer-term growth story. Management has also been buying back stock at what we think are discounted prices. Visa and Mastercard declined less than 5% as the global reopening experienced fits and starts. Our investment theses for these world-class businesses remain firmly intact.

Year-to-date, Alphabet – parent company of Google – has been the Fund’s largest contributor with a gain of more than 50%. Digital advertising is a tremendous business with room to run, and the Google Cloud Platform provides another open-ended growth avenue. Charles Schwab has also been a contributor year-to-date as the company continued to grow client assets while integrating the TD Ameritrade acquisition. The stock rebounded along with other rate-sensitive financials, yet we own it for its robust earning potential a few years out. Other top year-to-date contributors include Aon, Labcorp, Danaher, and AutoZone which have all posted returns of more than 35%. The breadth of the Fund’s winners has been the real story for 2021 so far.

FIS has been the Fund’s only material year-to-date detractor, for the reasons outlined above. Liberty Broadband and Mastercard also declined. The short detractor list is partly due to favorable market conditions, but it also reflects strong security selection from our experienced equity team.

We retooled the Fund’s exposure to broadband provider Charter Communications during the quarter. We sold our Charter position at significant gains as the stock approached our estimate of full value, and we purchased a smaller position in Liberty Broadband. Liberty Broadband’s primary asset is 55.5 million shares of Charter, and as Charter’s stock continued to rise, the embedded discount at Liberty Broadband became harder to ignore. We think Liberty Broadband offers our classic “two ways to win.” First, we think the underlying assets will keep growing value at a healthy rate. Second, we see a clear path for the gap between price and value to close over time, which we believe will be worth the wait.

In fixed income, we added another layer of 4- to 6-year Treasuries as yields rose in the “belly” of the curve. We also sprinkled in small individual positions in AAA-rated securitized debt from a half-dozen sponsors. Our overall fixed income positioning remained quite defensive, with high average credit quality (94% investment-grade) and a duration of less than 2 years. If base rates and/or spreads rise, expect us to increase risk exposure prudently and with due caution.

We are pleased to welcome Nolan Anderson as a co-portfolio manager on the Balanced Fund. Nolan will help manage the debt securities portion of the Fund’s portfolio, with a specific emphasis on securitized products. Nolan is a highly accomplished fixed income manager at Weitz and has helped source bond ideas for the Fund for nearly a decade. He has played a key role in expanding our toolkit in areas such as asset-backed securities and commercial mortgage-backed securities. We think investors will benefit from Nolan’s dedicated bond focus and expertise, and I look forward to collaborating with him on strategy and security selection in today’s challenging fixed-income markets.

The Fund’s portfolio continues to evolve with market conditions. We own common equity stakes in 30 companies totaling 45.8% of net assets. High-yielding, hybrid securities represent another 2.7% of the Fund. Fixed income holdings include investment-grade corporate bonds (2.6%), securitized debt (10.3%), Treasury securities (26.7%), and cash equivalents (11.9%). We have plenty of capacity to lean into new opportunities as our team uncovers them.

We think the Fund remains well-positioned to provide long-term capital appreciation and capital preservation. Meaningful current income will be more challenging for the time being. As always, we encourage investors to evaluate the strategy on a total-return basis over longer time horizons.

Definitions: Investment Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies.

2021 Semi-Annual Report 13

Returns

					Annualized
							Since Fund
							Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	(10/1/03)	Expense	Expense
WBALX - Investor Class	1.18%	9.05%	14.12%	9.48%	8.70%	8.47%	6.22%	0.85%	0.99%
WBAIX - Institutional Class	1.18	9.15	14.24	9.59	8.76	8.50	6.23	0.70	0.79
Moderately Conservative	(0.42)	3.97	11.38	8.72	7.46	7.03	6.43

Top 10 Stock Holdings
% of Net Assets
Aon plc	2.3
Alphabet, Inc.	2.3
Microsoft Corp.	2.2
Laboratory Corp. of America Holdings	2.1
The Charles Schwab Corp.	2.1
Berkshire Hathaway, Inc.	2.1
Thermo Fisher Scientific, Inc.	2.1
Danaher Corp.	2.1
Markel Corp.	1.8
Vulcan Materials Co.	1.7
20.8

Top Stock Performers
		Average
	Return	Weight	Contribution
Aon plc – Class A	19.9%	2.4%	0.44%
Danaher Corp.	13.5	2.1	0.25
Thermo Fisher Scientific, Inc.	13.3	2.0	0.24
AutoZone, Inc.	13.5	1.8	0.22
Oracle Corp.	12.3	1.5	0.17

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Fidelity National Information Services, Inc.	(13.8)%	1.4%	(0.19)%
Visa, Inc. - Class A	(4.6)	1.7	(0.08)
Mastercard, Inc. – Class A	(4.6)	1.6	(0.07)
Roper Technologies, Inc.	(5.0)	1.3	(0.06)
IDEX Corp.	(5.7)	1.1	(0.06)

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	(0.12)%	(0.22)%
Institutional	0.02	(0.04)

Industry Breakdown
% of Net Assets
Information Technology	11.8
Financials	11.7
Health Care	6.3
Communication Services	4.8
Industrials	4.3
Materials	4.2
Consumer Discretionary	1.4
Consumer Staples	1.3
Total Common Stocks	45.8
U.S. Treasuries	26.7
Asset-Backed Securities	5.7
Mortgage-Backed Securities	3.0
Corporate Bonds	2.6
Non-Convertible Preferred Stocks	1.7
Commercial Mortgage-Backed Securities	1.6
Corporate Convertible Bonds	0.9
Cash Equivalents/Other	12.0
Total Bonds & Cash Equivalents	54.2
100.0

Fixed Income Attributes
Portfolio Summary
Average Maturity	2.3 years
Average Effective Maturity	2.1 years
Average Duration	1.9 years
Average Effective Duration	1.7 years
Average Coupon	1.6%

Credit Quality
Underlying Securities	% of Bond Portfolio
U.S. Treasury	49.4
U.S. Government Agency Mortgage Related Securities	2.5
AAA	14.0
AA	2.3
A	0.6
BBB	4.4
BB	3.2
Non-Rated	1.8
Cash Equivalents	21.8
100.0

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2022. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.

See page 8 for additional performance disclosures. See page 80 for a description of all indices.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

Source (Top Performers, Bottom Performers): Statpro

14 2021 Semi-Annual Report

CORE PLUS INCOME FUND
Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Investment Style: Intermediate-Term Bond

The Core Plus Income Fund’s Institutional Class returned +0.21% for the third quarter compared to +0.05% for the Bloomberg U.S. Aggregate Bond Index. Year-to-date, the Fund’s Institutional Class has returned +1.67% compared to -1.55% for the index. Third quarter outperformance was driven by strong security selection and our lower-than-index duration positioning, particularly as interest rates increased toward the end of the quarter.

The Fund’s overall yield to worst (YTW) decreased from 2.0% on June 30, 2021, to 1.8% on September 30, 2021. As a reminder, YTW has historically been a reasonable predictor of forward returns. While prospective returns in fixed income remain challenging, our YTW at quarter-end remains favorable compared to the index’s YTW of 1.6%. Additionally, the Fund has a shorter average effective duration of 4.8 to 6.6 years for the index (by definition, the shorter a fund’s duration, the less sensitive it will be to shifts in interest rates, whether up or down).

As discussed in this quarter’s Fixed Income Insights, the risk-taking environment remains challenging with credit spreads and all-in yields near the low end of their historical ranges. Interest rates, despite increasing recently, remain historically low and negative across the yield curve on a real basis. We believe fixed income investors must remain cautious and patient in this kind of environment. While pockets of opportunity remain, we are cautious on corporate credit, particularly long-duration assets. Fundamentals for our corporate borrowers are solid and, in many cases, improving, but this positive outlook appears to be already priced in. Furthermore, with company balance sheets largely improved, capital allocation is now shifting to increasingly shareholder-friendly activities such as dividends, share repurchases, and mergers and acquisitions. As such, our corporate portfolio represents only one-third of Fund assets with a duration of approximately 3.5 years, which is low by index standards.

We are also remaining cautious in terms of interest rate risk. As interest rates have risen in 2021, the Fund’s duration positioning has increased steadily but is still 25% lower than the index. While we patiently wait for better risk/reward opportunities in corporate credit, we have increased the amount of floating-rate securities to approximately 20% of the portfolio, mostly in the form of middle-market collateralized loan obligations (CLOs) and commercial real estate (CRE) CLOs. Floating-rate securities are built with variable interest rates, thereby allowing our portfolio to benefit if interest rates reprice materially higher. If some of the inflationary risks in the U.S. economy prompt the Federal Reserve to hike rates, our floating-rate securities will improve the overall income generation of the portfolio. In contrast, the index is prohibited from owning floating-rate securities.

Portfolio Positioning

The table below shows how we have allocated portfolio capital to various sectors over the past quarter and year. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

			Qtr Over		Yr Over
			Qtr		Yr
Sector (% of Net Assets)	9/30/2021	6/30/2021	Change	9/30/2020	Change
Corporate Bonds	33.0	30.3	+2.7	36.1	-3.1
Corporate Convertible Bonds	0.7	1.0	-0.3	1.5	-0.8
Asset-Backed Securities
(ABS)	18.1	20.4	-2.3	28.1	-10.0
Corporate Collateralized
Loan Obligations (CLOs)*	8.1	7.2	+0.9	1.2	+6.9
Commercial Mortgage-
Backed Securities (CMBS)	9.2	10.1	-0.9	7.2	+2.0
Agency Mortgage-Backed
(MBS)	1.8	0.3	+1.5	0.9	+0.9
Non-Agency Mortgage
Backed (RMBS)	0.9	0.5	+0.4	1.8	-0.9
Non-Convertible Preferred
Stock	0.7	1.1	-0.4	1.6	-0.9
Taxable Municipal Bonds	0.9	0.0	+0.9	0.3	+0.6
U.S. Treasury	30.8	30.0	+0.8	15.2	+15.6
Common Stock	0.0	0.0	0.0	0.8	-0.8
Cash & Equivalents	3.9	6.3	-2.4	6.5	-2.6
Total	100.0	100.0		100.0
High Yield**	12.1	15.0	-2.9	16.3	-4.2
Effective duration (years)	4.8	4.7	+0.1	4.4	+0.4
Effective maturity (years)	6.5	6.4	+0.1	5.5	+1.0

*Corporate CLOs are included in the ABS segment in the Fund’s schedule of investments but are additionally called out separately for the purposes of the discussion.

**High-Yield exposure (as of 9/30/2021) consists of investments in the Corporate, Corporate Convertible, ABS, and CMBS sectors.

Notable investment activity included:

•	Corporate bonds led third-quarter activity, with a focus primarily on 5-7-year maturities led by cyclical sectors (i.e., airlines, entertainment, and energy) that experienced spread widening during the quarter. We also initiated new positions in two business development companies (BDCs), Ares Capital Corporation and Hercules Capital. Both operate high-quality lending franchises and have solid investment-grade balance sheets.
•	Asset-backed securities (ABS) issued by Theorem. Theorem is a nearly 10-year-old company that is harnessing machine learning and ‘big data’ (data sets that are too large and complex for processing by traditional database management tools) to originate online loans directly to borrowers in what has been termed “Marketplace Lending.” Theorem believes this business model will enable it to disrupt/replace conventional lenders (banks, credit unions and credit cards) and expand the universe of credit-worthy borrowers.
•	Middle-market collateralized loan obligations (CLOs) issued by Monroe Capital, Audax, and Golub. We continue to add to and expand our middle-market CLO holdings with the addition of these three new sponsors. We invested in a combination of senior-most, AAA tranches, to third-most-senior, A tranches. Our middle-market CLO portfolio is now diversified across nine different sponsors, giving us broad exposure to middle-market companies of varying sizes spread across a wide variety of industries.
•	Commercial Real Estate (CRE) CLO issued by KKR. We continued to add to our CRE CLO exposure with investments in this well-known sponsor that has significant experience in the transitional lending business. We invested in a AA-rated tranche. Our CRE CLO portfolio is now comprised of ten different sponsors giving us diversification by property type, loan size, and geography.
•	U.S. Treasuries maturing in 5 to 25 years.

2021 Semi-Annual Report 15

As of September 30, 2021, our high-yield exposure as a percent of net assets was 12.1%, down from 15.0% on June 30, 2021. In terms of overall portfolio metrics, the average effective maturity increased to 6.5 years from 6.4 years, and the average effective duration increased to 4.8 years from 4.7 years over the same timeframe.

Top Quarterly Contributors

Our overweight in securitized debt, particularly ABS and commercial mortgage-backed securities (CMBS), was the largest positive contributor to performance during the third quarter.

•	ABS: Our ABS investments across all categories (e.g., auto, consumer, corporate CLOs, equipment) provided solid coupon income and modest capital appreciation.
•	CMBS: Our CMBS segment experienced modest price appreciation and solid coupon income in the quarter as overall credit performance remains solid across our various CRE CLOs and single-asset, single-borrower holdings.
•	Corporate Bonds: Our corporate bond portfolio, led by high-yield securities, contributed positively during the quarter as credit spreads tightened. We also benefited from having a shorter corporate maturity profile relative to the index.

Top Quarterly Detractors

•	U.S. Treasury Bonds: Our U.S. Treasury holdings detracted from performance as interest rates rose toward the end of the quarter. Our longer-duration Treasuries (20-30 year) were most negatively impacted as the Treasury curve steepened.

Fund Strategy

Our approach consists primarily of investing in a diversified portfolio of high-quality bonds while maintaining an overall portfolio average duration of 3.5 to 7 years. Our goal is to capture attractive coupon income and potential price appreciation by investing in longer-duration and lower-quality bonds when attractively priced. We may invest up to 25% in fixed-income securities that are not considered investment-grade (such as high-yield and convertible bonds as well as preferred and convertible preferred stock) but have favorable risk/reward characteristics.

We do not, and will not, try to mimic any particular index as we construct our portfolio. We believe our flexible mandate and concentrated portfolio will benefit investors over the long term. We utilize a bottom-up, research-driven approach and select portfolio assets one security at a time based on our view of opportunities in the marketplace. Our fixed income research is not dependent on, but often benefits from, the due diligence work our equity teammates conduct on companies and industries.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize investment (or reinvestment) yield and to avoid making interest rate bets, particularly ones that depend on interest rates going down. We have often maintained a lower duration profile than the index, particularly in very low-yield environments. Our shorter duration profile has benefited shareholders in periods of rising interest rates.

Maintaining a diversified portfolio and liquidity reserves is a key element of our risk management approach. As a result, we have not held back from owning U.S. Treasury bonds, and at times like now, ample cash reserves. We believe this approach has served clients well, particularly in extreme market environments like the pandemic brought upon us in March 2020.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. Investment Grade Bonds are those securities rated at least BBB- by one or more credit rating agencies. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below by one or more credit rating agencies. Middle market CLOs refer to collateralized loan obligations backed by loans made to smaller companies, which companies generally have earnings before interest, taxes, and amortization of less than $75 million. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the underlying issuers defaulting.

16 2021 Semi-Annual Report

Returns

					Annualized
						Since Fund
						Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	(7/31/14)	Expense	Expense
WCPNX - Investor Class	0.19%	1.52%	4.07%	6.86%	4.34%	4.36%	0.50%	0.93%
WCPBX - Institutional Class	0.21	1.67	4.26	7.03	4.52	4.55	0.40	0.59
Bloomberg Barclays U.S. Aggregate Bond	0.05	(1.55)	(0.90)	5.35	2.94	3.24

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	1.30%	1.05%
Institutional	1.41	1.26

Fixed Income Attributes
Portfolio Summary
Average Maturity	7.0 years
Average Effective Maturity	6.5 years
Average Duration	5.2 years
Average Effective Duration	4.8 years
Average Coupon	2.8%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	3.4
Less than 1 year	14.7
1 - 3 Years	18.3
3 - 5 Years	14.9
5 - 7 Years	21.2
7 - 10 Years	12.1
10 Years or more	15.4
Common Stocks	0.0
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	30.9
U.S. Government Agency Mortgage
Related Securities	1.7
AAA	6.6
AA	8.6
A	10.7
BBB	26.0
BB	8.7
B	2.0
CCC	0.8
Non-Rated	0.7
Cash Equivalents	3.4
100.0

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2022 (and in the case of the Institutional Class, through 07/31/2023). The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.

See page 8 for additional performance disclosures. See page 80 for a description of all indices.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

2021 Semi-Annual Report 17

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18 2021 Semi-Annual Report

HICKORY FUND
Portfolio Managers: Wally Weitz, CFA & Drew Weitz
Investment Style: Mid-Cap Value

The Hickory Fund returned -1.31% in the third quarter compared to -0.93% for the Russell Midcap Index. Year-to-date, the Fund has returned +12.93% compared to +15.17% for the index.

After a string of strong quarterly results for our portfolio and the index, investors caught their breath in the third quarter. We believe the tailwind of a broad economic recovery is still at our backs, but the progress will not be as blatantly apparent compared to the rapid bounce-back aspects of the economy experienced after the worst months of the pandemic. Slower growth rates were expected (inevitable, really) and not likely the cause of recent investor anxiety/distress. Instead, investors are grappling with a host of issues, including shortages of workers, raw materials, and other finished goods. These shortages are resulting in supply chain disruptions and are feeding fears that the Fed’s promised “transitory” inflation may turn out to be “structural.”

Companies that can successfully pass these higher costs on to customers are said to have “pricing power” and, therefore, possess the ability to blunt inflation’s impact on profit margins and earnings. Our Quality at a Discount investment framework favors businesses with strong competitive positions and the ability to responsibly adjust price. (The word “responsibly” is key as we believe companies that engage in “price gouging” of customers rarely prosper in the long run.) Of course, no company is completely immune to inflationary pressures, but given our longstanding focus on pricing power, we believe our portfolio companies are well-positioned to navigate potentially choppier waters and maintain more resilient valuations.

Quarterly returns across the portfolio were muted, placing greater focus on the year-to-date results. LICT Corporation, a telecom operator serving secondary and tertiary markets in the U.S., has been the Fund’s top performer of 2021 so far as the company continues to benefit from investor enthusiasm for connectivity providers. Labcorp has also been a year-to-date contributor as the company’s traditional lab business continues to recover and as it becomes clear that COVID-related demand will remain elevated for an extended period. A trio of auto-related businesses rounds out the top five year-to-date contributors: used car dealer CarMax, recycled parts purveyor LKQ Corp, and new parts seller AutoZone (also the Fund’s top quarterly contributor). AutoZone’s sales have exceeded expectations as the company has taken share from competitors throughout the pandemic with drivers taking on more vehicle maintenance themselves. The company’s new commercial business initiative has continued growing accounts, too. Although we anticipate above-average sales may slow to a more normal cadence, these results have translated into elevated cash flow, bolstering management’s ability to compound per-share value through share repurchases.

Dun & Bradstreet was the Fund’s top quarterly and year-to-date detractor. Last quarter, we introduced Dun & Bradstreet to the portfolio and described some of the actions already taken to improve its operations and enhance the value delivered to customers. We remain confident in management and their strategic direction, but we acknowledge that this process will take time. Other year-to-date detractors include Black Knight and Guidewire Software, two businesses that have traded lower as investors’ enthusiasm for software companies has ebbed and flowed throughout the year (notably, however, Guidewire was a top contributor in the quarter). Both are leading providers in their specific markets, and we believe their long-term futures remain bright. Bank software provider ACI Worldwide saw its shares decline as expectations of an activist-investor-led sale of the company dissipated. We trimmed our position as the stock price rose in response to the sale speculation. Shares have now returned to their pre-activist-inspired levels. Finally, year-to-date detractor EverArc’s modest negative return is in keeping with investors’ change of heart regarding special purpose acquisition vehicles (SPACs). Nevertheless, we look forward to Everarc’s announced purchase of Perimeter Solutions, a global provider of firefighting products, and we will share more in future updates when the deal closes.

Portfolio activity was modest during the quarter. Of note, we added to last quarters’ new positions, Dun & Bradstreet and MarketAxess, and we exited our remaining shares of First Hawaiian Bank. We did not add any new businesses to the portfolio in the third quarter.

2021 Semi-Annual Report 19

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(4/1/93)	Expense	Expense
WEHIX	(1.31)%	12.93%	33.42%	10.95%	9.03%	10.47%	7.89%	9.68%	1.09%	1.14%
Russell MidCap	(0.93)	15.17	38.11	14.20	14.38	15.51	11.41	11.37

Top 10 Stock Holdings
% of Net Assets
Liberty Broadband Corp.	9.1
Laboratory Corp. of America Holdings	5.6
LKQ Corp.	5.3
LICT Corp.	5.1
Liberty Media Corp-Liberty SiriusXM	5.1
AutoZone, Inc.	4.9
Markel Corp.	4.4
CarMax, Inc.	4.1
Liberty Global PLC	4.1
Axalta Coating Systems Ltd.	3.5
51.2

Top Stock Performers
		Average
	Return	Weight	Contribution
AutoZone, Inc.	13.8%	4.5%	0.58%
Liberty Global PLC - Class C	8.9	3.7	0.31
Guidewire Software, Inc.	5.5	3.0	0.15
LICT Corp.	2.3	5.0	0.12
CoStar Group, Inc.	3.9	3.2	0.11

Industry Breakdown
% of Net Assets
Communication Services	28.0
Consumer Discretionary	15.7
Industrials	13.4
Financials	10.5
Information Technology	9.0
Materials	8.8
Health Care	5.6
Other	2.9
Non-Convertible Preferred Stocks	1.8
Warrants	0.0
Cash Equivalents/Other	4.3
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Dun & Bradstreet Holdings, Inc.	(21.5)%	3.0%	(0.63)%
Qurate Retail, Inc. - Class A	(22.2)	1.5	(0.38)
ACI Worldwide, Inc.	(17.3)	1.7	(0.31)
MarketAxess Holdings, Inc.	(8.9)	2.8	(0.24)
Dolby Laboratories, Inc. - Class A	(10.3)	2.2	(0.23)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2022. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.

See page 8 for additional performance disclosures. See page 80 for a description of all indices.

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): RIMES

20 2021 Semi-Annual Report

NEBRASKA TAX-FREE INCOME FUND
Portfolio Manager: Tom Carney, CFA
Investment Style: Municipal-State Bond

The Nebraska Tax-Free Income Fund returned -0.23% in the third quarter compared to +0.13% for the Bloomberg 5-Year Municipal Bond Index. Year-to-date, the Fund has returned -0.06% compared to +0.30% for the index. The Fund’s quarterly and year-to-date underperformance principally resulted from Fund investments maturing 5 years and longer.

While the Fund has an overall duration that is comparable to the index, the Fund’s investments are distributed across the yield curve, ranging from bonds maturing in less than a year to those with maturities longer than 10 years. The index only includes bonds that mature within 4 to 6 years.

Overview

Municipal bond returns largely tracked comparable Treasuries in the quarter. The ratio of the 5-year AAA-rated municipal bond to the 5-year Treasury, for example, increased only slightly from 55% on June 30, 2021, to 57% on September 30, 2021. This ratio remains reasonably useful in measuring the relative attractiveness of tax-free municipal bonds compared to U.S. Treasury bonds. All else being equal, the higher the ratio of municipal bond yields to U.S. Treasury yields, the more appealing municipal bonds become, given their tax-advantaged status.

Given the very low level of municipal bond yields to U.S. Treasuries (57% as of September 30, 2021, versus over 300% in March of 2020 and a 20-plus year average of approximately 90%), it is likely that future returns will increasingly be a function of movement in the U.S. Treasury market and any potential tax law changes that would be beneficial for, or disadvantageous to, municipal bond investors. While municipal bond yields relative to Treasury yields are ‘expensive’ (i.e., low) by historical standards, municipal bonds, or ‘munis,’ still provide tax-efficient value, especially for investors in the highest tax brackets.

Investment activity in the quarter was modest, but one notable investment was an approximately 1% Fund position in 10-year general obligation bonds issued by Wayne County School District #595 for Winside Public Schools. The district is located approximately 12 miles from Wayne State College in an agricultural area in Nebraska, with significant economic activity drawn from farming and cattle feeding. The district serves over 235 pre-kindergarten to 12th grade students in its facility located in Winside. The bonds were issued to finance additions to the district’s existing elementary and junior/senior high school buildings and related facilities – and are payable from ad valorem taxes, unlimited as to rate or amount, that will be levied against all taxable property located within the district. The financial position of the district is reasonable-to-good, like most school districts in Nebraska, with a ratio of total debt (direct, overlapping and underlying) to taxable valuation of 2.62% (as of 2021).

Top Quarterly Contributors

Leading segments included:

•	General obligation bonds issued by Seward County, Nebraska

Top Quarterly Detractors

•	School district general obligation bonds issued by Papillion-La Vista, Nebraska, School District; Wayne County, Nebraska; Winside Public Schools; and Lancaster County, Nebraska, School District
•	Lease revenue bonds issued by Omaha, Nebraska, Public Facilities Corporation
•	Revenue bonds issued by Boys Town Village, Nebraska (Boys Town Project)
•	Electricity and public power revenue bonds issued by Nebraska Public Power Turning to portfolio metrics, the average effective duration of the Fund decreased to 3.8 years on September 30, 2021, from 3.9 years on June 30, 2021. Average effective maturity increased to 3.6 years from 3.4 years over the same timeframe. Overall asset quality remains high, with approximately 92.2% rated A or better by one or more nationally recognized statistical rating organizations.

Following are additional details regarding the breakdown of our holdings. Our investments are broad, and they are backed by a consistent philosophy: we strive to own only those investments we believe compensate us for the incremental credit risk.

Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe offer attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the underlying issuers defaulting.

2021 Semi-Annual Report 21

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(10/01/85)	Expense	Expense
WNTFX	(0.23)%	(0.06)%	0.82%	3.00%	1.65%	1.60%	2.76%	4.35%	0.45%	0.98%
5-Year Municipal Bond	0.13	0.30	1.08	3.86	2.41	2.52	3.59	N/A

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
	0.70%	0.27%

Fixed Income Attributes
Portfolio Summary
Average Maturity	6.8 years
Average Effective Maturity	3.6 years
Average Duration	3.3 years
Average Effective Duration	3.8 years
Average Coupon	3.6%

State Breakdown
% of Net Assets
Nebraska	87.2
Texas	2.9
New Mexico	1.2
Washington	1.0
California	0.7
Florida	0.6
Utah	0.4
Colorado	0.3
Arizona	0.3
Cash Equivalents/Other	5.4
100.0

Maturity Distribution
Maturity Type	% of Portfolio
Cash Equivalents	4.4
Less than 1 Year	21.6
1 -3 Years	12.7
3 - 5 Years	35.9
5 - 7 Years	10.8
7 - 10 Years	14.6
100.0

Credit Quality
Underlying Securities	% of Portfolio
AAA	6.0
AA	65.6
A	20.6
BBB	0.8
Non-Rated	2.6
Cash Equivalents	4.4
100.0

Sector Breakdown
% of Net Assets
Power	14.8
Hospital	9.5
General	6.7
Lease	6.1
Water/Sewer	5.8
Certificates of Participation	4.6
Higher Education	4.4
Airport/Transportation	3.1
Housing	2.0
Revenue	57.0
School District	13.4
City/Subdivision	7.2
County	5.5
State/Commonwealth	0.6
Natural Resource District	0.3
General Obligation	27.0
Escrow/Pre-Refunded	10.6
Cash Equivalents/Other	5.4
100.0

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2022. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.

See page 8 for additional performance disclosures. See page 80 for a description of all indices.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

22 2021 Semi-Annual Report

PARTNERS III OPPORTUNITY FUND
Portfolio Managers: Wally Weitz, CFA & Drew Weitz
Investment Style: Multi-Cap Alternative

The Partners III Opportunity Fund’s Institutional Class returned -0.06% in the third quarter compared to +0.58% for the S&P 500 and -0.10% for the Russell 3000. Year-to-date, the Fund’s Institutional Class has returned +11.44% compared to +15.92% for the S&P 500 and +14.99% for the Russell 3000.

Government stimulus (both fiscal and monetary) has inflated asset prices in the stock and bond markets for some time. These pandemic interventions have helped put the U.S. economy back on track, but they have also suppressed interest rates and increased equity valuations. The result has been very strong stock market performance, but we suspect this performance has been driven by pulling forward future investment returns – in other words, “borrowing” returns from the future. Today, while the recovery continues, investors are left to wrestle with issues like rising inflation, supply chain shortages and, eventually, a “less accommodative” monetary policy, just to name a few. Such quandaries gave markets pause in the third quarter, breaking a streak of strong quarterly results off the March 2020 pandemic low.

Our nearly unchanged result this quarter was reminiscent of a balanced scale, with two or three weights on each plate (our top contributors and detractors) practically leveling both sides of the scale. Returns for the bulk of our portfolio were within a narrow band hugging either side of zero, with relatively few securities delivering outsized positive or negative results. As for contributors – Intelligent Systems (INS) clawed back all of its declines from the first half of the year as the company explained to investors that the rapid adoption of “Buy Now, Pay Later” (BNPL) payment options would not disrupt the company’s CoreCard payment software opportunities. Insurance brokerage Aon’s shares also rallied in the wake of their abandoned merger with Willis Tower Watson. Walking away from the deal removed the uncertainty of a potentially protracted court battle and refocused investors on Aon’s attractive standalone prospects. Liberty Global shares also rallied as investors cheered management’s sale of the company’s operations in Poland as well as its commitment to repurchase 10% of shares outstanding annually through 2023. Finally, Google parent Alphabet continued its terrific 2021 as the digital advertising giant shows no sign of slowing.

On the other side of the scale, Dun & Bradstreet was the Fund’s top quarterly detractor. In our first quarter commentary, we introduced Dun & Bradstreet to the portfolio and described some of the actions already taken to improve its operations and enhance the value delivered to customers. We remain confident in management and their strategic direction, but we acknowledge that the process will take time. Shares of Fidelity National Information Services (FIS) declined as its payments volume growth has lagged peers due in part to greater exposure to industries recovering more slowly (e.g., global travel) or geographies pursuing more substantive lockdowns (e.g., the United Kingdom). As these temporary headwinds calm and FIS continues to win new business, we believe investors will better appreciate the positive, longer-term outlook. Another quarterly detractor, Qurate Retail, was a “stay-at-home” winner through much of the pandemic thanks to its video and eCommerce shopping model. As economies reopen, competition from brick-and-mortar stores will increase, but we continue to like Qurate’s unique retail model and unassuming valuation. Finally, payment companies Visa and Mastercard experienced modest declines but remain among our highest-conviction holdings.

So far in 2021, gains have been strong across the portfolio, with few securities posting negative returns. Third-quarter stars Alphabet and Aon are also on our list of year-to-date contributors, joined by Berkshire Hathaway, Labcorp and Summit Materials. Berkshire’s large weighting magnified its contribution to the Fund year-to-date. Labcorp’s earnings this year have been bolstered by the continued recovery in their core diagnostic business and sustained COVID-related demand. As for Summit Materials, we sold our remaining shares earlier this year as they rose in response to enthusiasm for a bipartisan infrastructure bill.

Quarterly detractors Dun & Bradstreet and FIS have also led year-to-date declines. Black Knight, the dominant provider of software to the mortgage industry, continues to develop and enhance its software and analytics offerings organically and through acquisition, strengthening its long-term value to customers and shareholders. Recent declines have retraced some of last year’s strong performance, landing Black Knight on our list of year-to-date detractors, but our long-term outlook for the company’s business value has not diminished. Year-to-date detractor Everarc’s modest negative return is in keeping with investors’ change of heart regarding special purpose acquisition vehicles (SPACs). Nevertheless, we look forward to Everarc’s announced purchase of Perimeter Solutions, a global provider of firefighting products, and we will share more in future updates when the deal closes.

Portfolio activity was moderate in the third quarter, most notably adding to Dun & Bradstreet and FIS as their share prices declined to more attractive levels. We also purchased additional shares in commercial real estate information provider and residential rental marketplace CoStar Group, while modestly trimming our Liberty Global and CarMax positions. Within the short book, we covered our remaining short position in SiriusXM (allowing us to monetize a portion of the spread between it and Liberty SiriusXM, which serves as a tracking stock for SiriusXM). Our index short positions remained unchanged. At quarter-end, our gross long exposure is 95% and short exposure is 19%, resulting in an effective net long of 76% of net assets.

As mentioned in Value Matters, our outlook is for an eventual return to more natural interest rates and reduced government stimulus that may lead to a moderation of stock valuations. We view that outcome as positive for the long term. However, the near-term path for stock prices is anyone’s guess. Whether the waters are calm or choppy, we believe we own a collection of businesses that will be worth more in five years than they are today, led by management teams capable of playing offense on our behalf if volatility (and ensuing opportunities) were to arise.

Definitions: Effective net is the effective long (the sum of the portfolio’s long positions, such as common stocks, or derivatives where the price increases when an index or position rises) minus the effective short (the sum of the portfolio’s short positions, such as derivatives where the price increases when an index or position falls).

2021 Semi-Annual Report 23

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(6/1/83)	Expense	Expense
WPOIX - Investor Class	(0.18)%	10.94%	20.66%	12.35%	10.05%	10.45%	8.84%	12.15%	1.88%	1.88%
WPOPX - Institutional Class	(0.06)	11.44	21.38	13.03	10.68	10.95	9.08	12.28	1.43	1.43
S&P 500	0.58	15.92	30.01	15.98	16.89	16.61	9.64	11.54
Russell 3000	(0.10)	14.99	31.88	15.98	16.84	16.59	9.84	11.35

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway, Inc.	9.5
Alphabet, Inc.	6.3
Liberty Media Corp-Liberty SiriusXM	6.0
Liberty Broadband Corp.	5.7
Markel Corp.	5.7
Facebook, Inc.	4.9
Visa, Inc.	4.8
Liberty Global PLC	4.6
Aon plc	4.5
Laboratory Corp. of America Holdings	4.5
56.5

Top Stock Performers
		Average
	Return	Weight	Contribution
Intelligent Systems Corp.	29.1%	3.5%	0.89%
AON plc - Class A	20.1	4.6	0.80
Liberty Global PLC. - Class C	8.9	4.5	0.39
Alphabet, Inc. - Class C	6.3	6.4	0.37
Liberty Media Corp-Liberty SiriusXM	2.3	4.1	0.09

Industry Breakdown
% of Net Assets
Communication Services	27.5
Financials	23.4
Information Technology	20.7
Consumer Discretionary	6.4
Industrials	5.1
Health Care	4.5
Other	3.0
Materials	1.2
Non-Convertible Preferred Stocks	3.0
Warrants	0.0
Securities Sold Short	(18.6)
Short Proceeds/Other	23.8
100

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Dun & Bradstreet Holdings, Inc.	(21.5)%	2.8%	(0.66)%
Fidelity National Information Services, Inc.	(13.6)	2.8	(0.39)
Qurate Retail, Inc. - Class A	(22.2)	1.4	(0.36)
Visa, Inc. - Class A	(4.6)	4.9	(0.21)
Mastercard, Inc. - Class A	(4.7)	4.5	(0.20)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus.

See page 8 for additional performance disclosures. See page 80 for a description of all indices.

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): RIMES

24 2021 Semi-Annual Report

PARTNERS VALUE FUND
Portfolio Managers: Wally Weitz, CFA, Brad Hinton, CFA & Drew Weitz
Investment Style: Multi-Cap Value

The Partners Value Fund’s Institutional Class returned +0.03% for the third quarter compared to +0.58% for the S&P 500 and -0.10% for the Russell 3000. Year to date, the Fund’s Institutional Class returned +16.61% compared to +15.92% for the S&P 500 and +14.99% for the Russell 3000.

While it has been a strong year for stock investors, subdued third-quarter results reflected growing crosscurrents. The U.S. economy has been growing nicely, albeit at a slowing pace due to supply chain disruptions, wage pressures, raw material inflation, and so on. Monetary and fiscal stimulus continues to course through the system, though the Federal Reserve expects to start siphoning from the punch bowl later this year, recently indicating intentions to start tapering its quantitative easing program. Policymakers in Washington remain an important wildcard with more government spending and taxes in the pipeline.

In our view, the backdrop remains broadly constructive but far from placid. We see less margin for error in the markets and the economy. And while some macro bumps seem plausible, we aim to partner with management teams that can ably steer their businesses through choppier waters. Through it all, our companies are still finding ways to grow business value.

Aon plc paced the Fund’s quarterly contributors with a near 20% return. Best known as a leading global insurance broker, Aon provides advice and solutions to clients in risk, retirement, and health. The business enjoys strong, sustainable organic revenue growth, bolstered by margin expansion and effective capital deployment to drive free cash flow per share. Aon management showed discipline in terminating the Willis Towers Watson deal when demands from the Department of Justice proved onerous. Other quarterly contributors included digital advertising giant Alphabet (Google’s parent company) and auto parts retailer AutoZone. AutoZone has been in the right place at the right time during the pandemic, but the company has also executed very well and taken sustainable market share. Our business value estimate rose materially due to well-above-trend revenue growth paired with a brighter long-term margin outlook.

Dun & Bradstreet was the largest detractor to quarterly results. While, in retrospect, we got started buying a little early, the thesis we described last quarter for this business data provider remains intact. Dun & Bradstreet is a show-me story, which often means that returns may come in bunches. We can’t predict the timing, but we think the upside potential will be worth the wait. Other quarterly detractors included bank software provider ACI Worldwide and international communications company Liberty Latin America. We sold roughly two-thirds of our ACI position at strong gains when takeout chatter peaked earlier in the year. The stock has drifted lower since then, and the next potential catalyst is an upcoming analyst day in November. Liberty Latin America’s stock has always been volatile, but president and CEO Balan Nair and his team are steadfastly focused on improving the business. Their latest strategic move is a proposed 50:50 joint venture with América Móvil to combine the companies’ Chilean operations (VTR and Claro Chile, respectively).

Year-to-date, Alphabet has been the Fund’s largest contributor by far with a gain of more than 50%. Digital advertising is a tremendous business with room to run, and the Google Cloud Platform provides another open-ended growth avenue. Labcorp, another year-to-date contributor, has benefited from helping society deal with the COVID pandemic. Core lab testing volumes have recovered as the economy reopens, and Labcorp’s drug development business also has performed well. Charles Schwab has also been a contributor year-to-date, as the company has continued to grow client assets while integrating the TD Ameritrade acquisition. The stock rebounded along with other rate-sensitive financials, yet we own it for its robust earning potential a few years out. Beyond these specific examples, the breadth of the winners has been the real story for 2021 so far.

Software and information service companies Black Knight, Guidewire, and Dun & Bradstreet have been the most significant year-to-date detractors. Black Knight provides software solutions to the mortgage industry, and while the stock has been a solid performer over our nearly three-year ownership, it has drifted lower from elevated levels after its Optimal Blue acquisition in 2020. We own this durable business for its ability to steadily compound value, and over time we expect the stock price to follow. Guidewire is a leading provider of enterprise software for the insurance industry. The company is methodically transitioning clients from on-premise software to the cloud, and we are confident that this multi-year path will result in satisfied customers and strong economics for owners.

After adding several stocks in the first half of the year, our team’s research activity outpaced our trading activity in the third quarter. We like what we own, and we think our companies are priced to deliver solid multi-year returns. We also think volatility may increase given the previously described crosscurrents, which we think will favor active management. We have plenty of actionable raw material to fuel discussions and debates as the competition for capital heats up.

We believe that investing in businesses of all sizes, using our Quality at a Discount framework, is an enduring advantage of a multi-cap strategy. Recent mid-cap additions such as AutoZone, Dun & Bradstreet, First Republic Bank, HEICO, IDEX, and MarketAxess are well aligned with our collective vision for a successful “go anywhere” equity portfolio. We look forward to building on the Fund’s recent momentum.

Valuation remains our North Star, and we think our stocks remain reasonably priced following strong year-to-date returns. Business value growth has been solid and encouraging. Our current estimation is that the portfolio trades at a price-to-value in the low-90s. These valuation levels suggest adequate long-term return potential from both our mid- and large-cap holdings.

2021 Semi-Annual Report 25

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(6/1/83)	Expense	Expense
WPVLX - Investor Class	(0.03)%	16.44%	34.29%	11.94%	10.86%	11.45%	7.01%	11.74%	1.07%	1.07%
WPVIX - Institutional Class	0.03	16.61	34.53	12.20	11.13	11.63	7.10	11.79	0.89	0.89
S&P 500	0.58	15.92	30.01	15.98	16.89	16.61	9.64	11.54
Russell 3000	(0.10)	14.99	31.88	15.98	16.84	16.59	9.84	11.35

Top 10 Stock Holdings
% of Net Assets
Alphabet, Inc.	7.2
Liberty Broadband Corp.	5.1
Berkshire Hathaway, Inc.	5.1
Liberty Media Corp-Liberty SiriusXM	4.9
Aon plc	4.7
The Charles Schwab Corp.	4.4
LKQ Corp.	4.0
Liberty Global PLC	4.0
Laboratory Corp. of America Holdings	3.9
Visa, Inc.	3.9
47.2

Top Stock Performers
		Average
	Return	Weight	Contribution
Aon plc - Class A	19.9%	4.4%	0.75%
Alphabet, Inc. - Class C	6.3	7.3	0.41
AutoZone, Inc.	13.8	2.5	0.33
Liberty Global PLC – Class C	8.9	3.7	0.30
Guidewire Software, Inc.	5.5	2.5	0.13

Industry Breakdown
% of Net Assets
Communication Services	27.7
Financials	21.7
Information Technology	16.0
Consumer Discretionary	10.2
Industrials	9.3
Materials	8.9
Health Care	3.9
Cash Equivalents/Other	2.3
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Dun & Bradstreet Holdings, Inc.	(21.3)%	1.7%	(0.41)%
ACI Worldwide, Inc.	(17.3)	1.1	(0.21)
Liberty Latin American Ltd. - Class C	(7.0)	3.0	(0.20)
MarketAxess Holdings, Inc.	(9.1)	2.0	(0.17)
Visa, Inc. - Class A	(4.6)	3.9	(0.17)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2022. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.

See page 8 for additional performance disclosures. See page 80 for a description of all indices.

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): RIMES

26 2021 Semi-Annual Report

SHORT DURATION INCOME FUND
Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Investment Style: Short-Term Bond

The Short Duration Income Fund’s Institutional Class returned +0.12% in the third quarter compared to a +0.09% return for the Bloomberg 1-3 Year U.S. Aggregate Index. Year-to-date, the Fund’s Institutional Class returned +1.29% compared to a +0.07% return for the index. Security and sector selection, as well as timely investments made so far in 2021, are the principal reasons for the Fund’s solid year-to-date relative results.

Portfolio Positioning

The table below shows the change in allocation to various sectors over the past quarter and year. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

			Qtr Over		Yr Over
			Qtr		Yr
Sector (% Net Assets)	9/30/2021	6/30/2021	Change	9/30/2020	Change
Corporate Bonds	15.9	16.0	-0.1	17.6	+1.7
Corporate Convertible Bonds	2.7	2.7	+0.0	2.5	+0.2
Asset-Backed Securities (ABS)	29.0	29.7	-0.7	33.3	-4.3
Corporate Collateralized
Loan Obligations (CLO)*	10.6	7.7	+2.9	1.2	+9.4
Commercial Mortgage-
Backed Securities (CMBS)	11.8	9.6	+2.2	6.3	+5.5
Agency Mortgage-Backed
(MBS)	7.4	8.9	-1.5	12.1	-4.7
Non-Agency Mortgage-
Backed (RMBS)	8.0	5.9	+2.1	9.4	-1.4
Taxable Municipal Bonds	0.0	0.0	+0.0	0.1	-0.1
U.S. Treasury	20.9	20.6	+0.3	17.3	+3.6
Common Stocks	0.0	0.7	-0.7	0.4	-0.4
Cash & Equivalents	4.2	5.9	-1.7	1.0	+3.2
Total	100.0	100.0		100.0
High Yield**	5.4	6.0	-0.6	6.8	-1.4
Effective duration (years)	1.6	1.5	+0.1	1.3	+0.3
Effective maturity (years)	2.6	2.2	+0.4	1.6	+1.0

*Corporate CLOs are included in the ABS segment in the Fund’s schedule of investments but are additionally called out separately for the purposes of the discussion.

**High-Yield exposure (as of 09/30/2021) consists of investments in the Corporate, Corporate Convertible, ABS and CMBS sectors.

Investment activity was robust in the third quarter as we sourced approximately $120 million of new investments for the Fund. This helped offset the typical, and by-design, feature of monthly/ quarterly paydowns and maturities of securities within the Fund (roughly $70 million in the quarter). As the name Short Duration implies, a distinctive feature of the Fund is to have about a quarter of the portfolio paydown or mature in any given year. This allows for frequent reinvestment of investor capital into areas of the fixed-income market that we think provide the best current relative value opportunities.

Noteworthy additions included:

•	Non-agency mortgage-backed securities issued by Rocket Mortgage and Flagstar Bank. Rocket Mortgage is the nation’s largest mortgage lender and the fifth-largest mortgage servicer, run by chairman and founder Dan Gilbert who has been a long-time innovator in the mortgage lending industry. Flagstar Bank is the nation’s sixth-largest mortgage subservicer with a “one-stop-shop mortgage business model” that it believes can generate sustainable, predictable earnings in any interest-rate environment. These high-quality, highly rated investments are part of our senior-most securitizations of prime, jumbo loans (larger than agency-eligible). We expect these securities to have short average lives due to their front (first) pay nature, and we believe they represent meaningful relative value.
•	Asset-backed securities (ABS) issued by Theorem and Automotive Credit Corporation (ACC). Theorem is a nearly 10-year-old company that is harnessing machine learning and ‘big data’ (data sets that are too large and complex for processing by traditional database management tools) to originate online loans directly to borrowers in what has been termed “Marketplace Lending.” Theorem believes this business model will enable it to disrupt/replace conventional lenders (banks, credit unions and credit cards) and expand the universe of credit-worthy borrowers. ACC, headquartered in Southfield, Michigan, is a regional automobile finance company focused on the sub-prime market since 1992. It is led by founder and principal owner Jim Blasius. ACC’s track record includes navigating through multiple recessions, including the 2008 and 2020 crises. Like most of our other ABS investments, the Fund’s positions in Theorem and ACC are short average-life, senior-most (first to be repaid and last to absorb any loss) securities from recent securitizations with strong credit support.
•	U.S. Treasuries maturing in 3 to 6.5 years.
•	Middle-market collateralized loan obligations (CLOs) issued by Monroe Capital, Audax, and Golub. We continue to add to and expand our middle-market CLO holdings with the addition of these three new sponsors. We invested in the senior-most, AAA tranches across all three transactions, and in the case of Golub, also invested in the second-most-senior, AA tranche. Our middle-market CLO portfolio is now diversified across nine different sponsors, giving us broad exposure to middle-market companies of varying sizes, spread across a wide variety of industries.
•	Commercial Real Estate CLOs issued by AREIT, KKR, and MF1. We continued to add to our CRE CLO exposure with investments in these three new sponsors. While new to the Fund all three are well-known sponsors with significant experience in the transitional lending business. We invested in the senior-most, AAA tranches for all three transactions. Our CRE CLO portfolio is now comprised of ten different sponsors, giving us diversification by property type, loan size, and geography.

Outside of the paydowns and maturities mentioned above, the Fund’s portfolio sales were small. But they were noteworthy in one respect; we made the decision to sell the Fund’s remaining equity position in Redwood Trust (RWT) that has been held continuously since 2003. While we remain confident in Redwood’s management and are optimistic about the company’s place in the continued evolution of mortgage finance in the United States, we believe it is in our shareholders' best interest that our team focus our current efforts on opportunities in fixed income (or variable income) investments. Our RWT equity ownership has been a very fruitful one for Fund investors over the years. Since 2003 we have invested approximately $42 million of Fund assets into RWT, received roughly $12 million in dividends, and generated lifetime proceeds of nearly $54 million – netting over $24 million for investors over that time frame. We maintain sizable investments in fixed-income related securities issued by Redwood (convertible bonds and non-agency mortgage securities issued by the company’s Sequoia platform) that we believe will generate solid income and attractive risk-adjusted returns for Fund investors.

Overall portfolio metrics as measured by average maturity and average effective duration increased from the previous quarter. From June 30, 2021, to September 30, 2021, average effective maturity increased from 2.2 to 2.6 years and average effective duration increased from 1.5 to 1.6 years. These measures provide a guide to the Fund’s interest rate sensitivity. A lower average

2021 Semi-Annual Report 27

effective maturity and shorter average effective duration reduce the Fund’s price sensitivity to changes in interest rates (either up or down). An additional portfolio attribute to highlight is the Fund’s growing investments in floating-rate securities (currently in the form of middle-market CLOs and commercial real estate (CRE) CLOs). As of September 30, 2021, a little over 20% of Fund assets are invested in floating-rate securities. Floating-rate securities are built with variable interest rates, thereby allowing investors to benefit if interest rates reprice materially higher. We don’t invest based on any prediction that the Federal Reserve will or won’t start raising short-term interest rates – as each investment is vetted based on its individual merits (relative risk/reward) and the expected future nominal return contributions each can make to the Fund – but the Fund’s growing exposure to floating-rate investments provide a ‘free option’ and return (cash flow) upside should the Fed decide to move away from its zero interest-rate policy (ZIRP).

Top Quarterly Contributors

Sector allocation and security selection were the key drivers of performance.

•	Corporate and Convertible Bonds: Corporate and convertible bonds were the primary contributors to the Fund’s total return in the quarter as solid coupon income was enhanced by capital appreciation during a time when credit spreads were broadly unchanged. Noteworthy contributors include Redwood Trust convertible bonds and corporate bonds issued by real estate companies iStar, Inc., and Starwood Property Trust.
•	ABS: ABS investments across all categories (e.g., auto, consumer, equipment, and fleet lease) continued to provide solid coupon income and capital appreciation while exhibiting strong credit performance.
•	Corporate CLOs: Corporate CLOs continued to perform well in the quarter. Our CLO investments are principally comprised of the senior-most portions of securitizations of middle-market loans. We believe these floating-rate investments provide diversification benefits and meaningful incremental return to comparably rated corporate bonds or broadly syndicated CLOs in exchange for, what we believe to be, manageable liquidity differences, particularly within an overall portfolio setting.
•	Commercial Mortgage-Backed Securities (CMBS): The CMBS segment experienced price appreciation and solid coupon income in the quarter. Overall credit performance remains strong across our various CRE CLOs from sponsors such as Granite Point, VMC Finance, and ReadyCap and single-asset, single-borrower holding from Hilton.

Top Quarterly Detractors

•	U.S. Treasury Securities: The Fund’s Treasury segment detracted modestly during the quarter as coupon income was offset by price declines, particularly in bonds maturing in 5 to 7-years.
•	NGL Corporate Bonds: Corporate bonds issued by NGL Energy Partners (NGL), a full-service midstream provider focused on crude oil logistics, water treatment, and retail propane, detracted modestly during the quarter. Based on our ongoing, overall assessment of the company’s financial position and prospects, we decided to exit our positions in NGL during the quarter. Despite the quarter’s modest drawdown, our overall investment experience (total return) was a positive one.

Fund Strategy

Our approach consists primarily of investing in a diversified portfolio of high-quality bonds while maintaining an overall portfolio average duration of 1 to 3.5 years. We may invest up to 15% in fixed-income securities that are not considered investment-grade (such as high-yield and convertible bonds as well as preferred and convertible preferred stock), and we do so when we perceive the risk/reward characteristics to be favorable.

We do not, and will not, try to mimic any index as we construct our portfolio. We believe our flexible mandate is a differentiator that allows us to navigate any environment – particularly today’s environment of challenging returns. We utilize a bottom-up, research-driven approach and select portfolio assets one security at a time based on our view of opportunities in the marketplace. Our fixed income research is not dependent on, but often benefits from, the due diligence efforts our equity teammates conduct on companies and industries.

Maintaining a diversified portfolio and liquidity reserves is a key element of our risk management approach. We believe this approach has served clients well over the years, particularly in extreme market environments like 2008/2009 and the pandemic brought upon us in March 2020.

Overall, we strive to be adequately compensated for the risks assumed while seeking to maximize investment (or reinvestment) income and avoid making interest-rate bets, particularly ones that depend on interest rates going down.

Our goals remain the same. Namely (a) preserve capital, (b) maintain a strong liquidity position, (c) understand evolving risks and opportunities, (d) conduct consistent/thorough credit surveillance, and (e) selectively take advantage of favorable risk/ reward opportunities. We remain ready to take advantage of any further valuation disparities that may develop and hope to continue to earn your trust.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. Investment Grade Bonds are those securities rated at least BBB- by one or more credit rating agencies. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below by one or more credit rating agencies. Middle market refers to smaller companies, generally with earnings before interest, taxes, and amortization of generally less than $75 million. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the underlying issuers defaulting.

28 2021 Semi-Annual Report

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(12/23/88)	Expense	Expense
WSHNX - Investor Class	0.11%	1.26%	2.07%	3.09%	2.08%	2.05%	3.24%	4.81%	0.55%	0.88%
WEFIX - Institutional Class	0.12	1.29	2.11	3.22	2.24	2.23	3.34	4.88	0.48	0.62
Bloomberg Barclays 1-3 Year U.S.
Aggregate	0.09	0.07	0.29	2.78	1.84	1.46	2.59	N/A
CPI + 1%	1.21	6.10	6.44	3.83	3.61	2.94	3.20	3.56*
*Since 12/31/1988.

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	0.81%	0.41%
Institutional	1.07	0.86

Fixed Income Attributes
Portfolio Summary
Average Maturity	2.9 years
Average Effective Maturity	2.6 years
Average Duration	2.1 years
Average Effective Duration	1.6 years
Average Coupon	2.3%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	4.0
Less than 1 year	27.6
1 - 3 Years	38.2
3 - 5 Years	15.4
5 - 7 Years	11.6
7 - 10 Years	1.0
10 Years or more	2.2
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	21.0
U.S. Government Agency Mortgage
Related Securities	7.5
AAA	31.0
AA	7.3
A	9.2
BBB	14.7
BB	2.4
B	0.1
CCC	0.1
Non-Rated	2.7
Cash Equivalents	4.0
100.0

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2022. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.

See page 8 for additional performance disclosures. See page 80 for a description of all indices.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

2021 Semi-Annual Report 29

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30 2021 Semi-Annual Report

ULTRA SHORT GOVERNMENT FUND
Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Investment Style: Ultra-Short-Term Bond

The Ultra Short Government Fund was flat in the third quarter with a +0.02% return, the same as a +0.02% return for the ICE BofAML U.S. 6-Month Treasury Bill Index (6-Month Treasury). Year-to-date, the Fund has returned +0.09% compared to a +0.08% return for the index.

Overview

At the Federal Reserve’s (Fed) two rate-setting meetings during the quarter, the Fed once again made no changes in short-term monetary policy, leaving interest rates at/near zero. At the Fed’s September meeting, updated projections by Fed members suggested that short-term interest rates could rise sometime in 2023. The chart below (dubbed the ‘dot plot’ in the media) provides Federal Open Market Committee (FOMC) participants’ latest assessment of where the Fed Funds rate might need to be for 2021 and beyond.

Whether the Fed’s projections are accurate or not, it appears the Ultra Short Government Fund will continue to offer ultra-low returns for the remainder of 2021, well into 2022, and maybe much longer. The Fed’s previous zero interest-rate policy (ZIRP) experience (2009-2015) lasted nearly seven years. Hopefully today’s iteration that began in March 2020 won’t have investors singing the lyrics of the Eagle’s classic ‘Hotel California’ – “You can check-out any time you like, but you can never leave.”

In sum, the Fed’s monetary policy decisions (e.g., changes in short-term interest rates) will continue to affect all investments within our opportunity set. As a result, our yield and return will invariably follow the path dictated by the Fed’s monetary policy, as we frequently reinvest maturities with holdings that mature in a short period of time. As of September 30, 2021, 81.8% of our portfolio was invested in U.S. Treasury notes, 8.5% in investment-grade asset-backed securities, and 9.7% in cash and cash equivalents. The average effective duration dropped slightly from 0.4 years on June 30, 2021, to 0.3 years on September 30, 2021. The Fund’s 30-day yield decreased approximately 3 basis points in the quarter to 0.08% as of September 30, 2021. Given the Fed is nearly certain to hold short-term interest rates at/near zero for the foreseeable future, the Fund’s 30-day yield could continue to decline in the months and quarters to follow.

Under normal market conditions, the Fund will invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and related entities. The balance of Fund assets may be invested in U.S. investment-grade debt securities. Additionally, the Fund will maintain an average effective duration of one year or less. Duration is a measure of how sensitive the portfolio may be to changes in interest rates. All else being equal, a lower-duration bond portfolio is less sensitive to changes in interest rates than a bond portfolio with a higher duration. Over time, this shorter-term focus (duration of less than one year) is intended to generate higher total returns than cash or money market funds, while also taking less interest rate risk than a bond portfolio with a higher duration.

The Fund’s principal investment strategies and objectives of providing current income, protecting principal, and providing liquidity remain our primary goals. While the Fund’s current income will likely remain pressured (i.e., drift lower) by the current ultra-low nominal reinvestment environment, we believe we can continue to add value via security selection in the U.S. investment-grade debt segment. Protecting principal and providing liquidity will always come first, however, in managing the Ultra Short Government Fund on behalf of shareholders.

Definitions: 30-Day SEC Yield represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without such fee waivers and/or expense reimbursements, if any; yields would have been lower. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursement in effect. Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Investment Grade Bonds are those securities rated at least BBB-by one or more credit rating agencies. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below by one or more credit rating agencies.

2021 Semi-Annual Report 31

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(8/1/91)	Expense	Expense
SAFEX	0.02%	0.09%	0.09%	1.34%	1.21%	0.62%	1.15%	2.26%	0.20%	0.59%
ICE BofA U.S. 6-Month Treasury Bill	0.02	0.08	0.13	1.43	1.34	0.79	1.57	2.79

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
	0.08%	(0.44)%

Fixed Income Attributes
Portfolio Summary
Average Maturity	0.3 years
Average Effective Maturity	0.3 years
Average Duration	0.3 years
Average Effective Duration	0.3 years
Average Coupon	1.5%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	9.2
Less than 1 year	89.8
1 - 3 Years	1.0
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	82.3
AAA	6.6
A	1.9
Cash Equivalents	9.2
100.0

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2022. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.

See page 8 for additional performance disclosures. See page 80 for a description of all indices.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

32 2021 Semi-Annual Report

VALUE FUND
Portfolio Manager: Brad Hinton, CFA
Investment Style: Large-Cap Value

The Value Fund’s Institutional Class returned +2.47% for the third quarter compared to +0.58% for the S&P 500 and +0.21% for the Russell 1000. Year-to-date, the Fund’s Institutional Class has returned +20.22% compared to +15.92% for the S&P 500 and +15.19% for the Russell 1000.

While it has been a strong year for stock investors, subdued third-quarter results reflected growing crosscurrents. The U.S. economy has been growing nicely, albeit at a slowing pace due to supply chain disruptions, wage pressures, raw material inflation, and so on. Monetary and fiscal stimulus continues to course through the system, though the Federal Reserve expects to start siphoning from the punch bowl later this year, recently indicating intentions to start tapering its quantitative easing program. Policymakers in Washington remain an important wildcard with more government spending and taxes in the pipeline.

In our view, the backdrop remains broadly constructive but far from placid. We see less margin for error in the markets and the economy. And while some macro bumps seem plausible, we aim to partner with management teams that can ably steer their businesses through choppier waters. Through it all, our companies are still finding ways to grow business value.

Aon plc paced the Fund’s quarterly contributors with a near 20% return. Best known as a leading global insurance broker, Aon provides advice and solutions to clients in risk, retirement, and health. The business enjoys strong, sustainable organic revenue growth, bolstered by margin expansion and effective capital deployment to drive free cash flow per share. Aon management showed discipline in terminating the Willis Towers Watson deal when demands from the Department of Justice proved onerous. Life science and diagnostics leaders Danaher and Thermo Fisher also posted strong returns. Both companies continued to build and collect durable strategic assets with long, robust growth runways. Current results and fundamentals have been terrific, and virtual investor events in September helped alleviate some concerns about the near-to-medium-term outlooks.

Payment-related companies Fidelity National Information Services (FIS), Visa, and Mastercard were the largest quarterly detractors. FIS’s stock declined as merchant segment revenue growth fell short of peers, and the company tempered near-term margin expectations. Mix played a role, as FIS is more weighted to the U.K. market and cross-border travel. Quarterly blips aside, FIS is winning new business in both the merchant and the banking spaces, which increases our confidence in the longer-term growth story. Management has also been buying back stock at what we think are discounted prices. Visa and Mastercard declined less than 5% as the global reopening experienced fits and starts. Our investment theses for these world-class businesses remain firmly intact.

Year-to-date, Alphabet – parent company of Google – has been the Fund’s largest contributor by far with a gain of more than 50%. Digital advertising is a tremendous business with room to run, and the Google Cloud Platform provides another open-ended growth avenue. Charles Schwab has also been a contributor year-to-date, as the company continued to grow client assets while integrating the TD Ameritrade acquisition. The stock rebounded along with other rate-sensitive financials, yet we own it for its robust earning potential a few years out. Other top year-to-date contributors include Aon, Labcorp, CarMax, Danaher, and Oracle which have all posted returns of more than 35%. The breadth of the Fund’s winners has been the real story for 2021 so far.

FIS has been the Fund’s largest year-to-date detractor, for the reasons outlined above. CoStar Group, another year-to-date detractor, is focused on playing the very long game in commercial real estate information and services. While the stock has been noisy as two potential strategic deals have come and gone (RentPath and CoreLogic), recent events have not dampened our enthusiasm for CoStar’s upside opportunity over the next decade. Mastercard’s stock is down slightly so far in 2021, making it the only other year-to-date detractor.

The Weitz Quality at a Discount (QuaD) investing framework means owning a collection of high-quality businesses, purchased at sensible prices, with a longer time horizon than most investors. Turnover is low almost by definition, yet our team strives to continually improve the portfolio. We increased the Fund’s position in CoStar Group when the stock traded into the low $80s, which was below our estimate of intrinsic value. We also added to Visa and Mastercard as we think the risk/reward trade-off for these durable businesses has become increasingly favorable. Selling activity was negligible in the quarter. As always, decisions are based on stock prices relative to our value estimates, fundamental progress at each business, quality score considerations, and analyst conviction.

The portfolio is focused and well-aligned with our vision for successful large-cap investing. We have concentrated ownership stakes in 27 companies, with the top ten representing 47% of the portfolio. Each position is significant enough to matter, yet none can individually make or break our results. Our current estimate is that the portfolio trades at a price-to-value in the mid-90s. Several core holdings still have a chance for outsized gains over a multi-year period. Most, however, are priced for adequate return potential primarily from expected growth in per-share business value.

2021 Semi-Annual Report 33

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(5/9/86)	Expense	Expense
WVALX - Investor Class	2.41%	20.07%	32.22%	18.56%	16.24%	14.14%	7.87%	10.94%	1.04%	1.04%
WVAIX - Institutional Class	2.47	20.22	32.47	18.81	16.49	14.31	7.95	10.99	0.88	0.88
S&P 500	0.58	15.92	30.01	15.98	16.89	16.61	9.64	10.96
Russell 1000	0.21	15.19	30.96	16.41	17.10	16.75	9.82	11.00

*Since 5/31/1986.

Top 10 Stock Holdings
% of Net Assets
Alphabet, Inc.	7.4
Aon plc	5.3
Liberty Broadband Corp.	4.8
Facebook, Inc.	4.7
Berkshire Hathaway, Inc.	4.5
The Charles Schwab Corp.	4.3
Thermo Fisher Scientific, Inc.	4.2
Danaher Corp.	4.2
Visa, Inc.	4.0
CoStar Group, Inc.	3.9
47.3

Top Stock Performers
		Average
	Return	Weight	Contribution
Aon plc - Class A	19.9%	5.1%	0.90%
Danaher, Corp.	13.5	4.4	0.56
Thermo Fisher Scientific, Inc.	13.3	4.0	0.48
Alphabet, Inc. - Class C	6.3	7.5	0.45
AutoZone, Inc.	13.8	2.7	0.36

Industry Breakdown
% of Net Assets
Information Technology	22.8
Communication Services	22.7
Financials	19.0
Health Care	11.9
Consumer Discretionary	8.6
Industrials	6.3
Materials	5.6
Cash Equivalents/Other	3.1
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Fidelity National Information Services, Inc.	(13.8)%	3.1%	(0.45)%
Visa, Inc. - Class A	(4.6)	3.9	(0.17)
Mastercard, Inc. - Class A	(4.6)	3.6	(0.15)
Amazon.com, Inc.	(4.5)	2.8	(0.12)
Roper Technologies, Inc.	(5.0)	2.6	(0.12)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2022. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.

See page 8 for additional performance disclosures. See page 80 for a description of all indices.

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): RIMES

34 2021 Semi-Annual Report

BALANCED FUND
Schedule of Investments
September 30, 2021 (Unaudited)

Common Stocks - 45.8%
	% of Net
Information Technology	Assets	Shares	$ Value

Data Processing & Outsourced Services	4.5
Visa, Inc. - Class A		17,000	3,786,750
Mastercard, Inc. - Class A		10,000	3,476,800
Fidelity National Information Services, Inc.		22,000	2,676,960

Systems Software	3.7
Microsoft Corp.		17,500	4,933,600
Oracle Corp.		37,500	3,267,375

Semiconductors	2.4
Analog Devices, Inc.		17,500	2,930,900
Texas Instruments, Inc.		12,500	2,402,625

IT Consulting & Other Services	1.2
Accenture plc - Class A(a)		8,000	2,559,360

	11.8		26,034,370
Financials

Insurance Brokers	2.3
Aon plc - Class A(a)		17,728	5,066,131

Investment Banking & Brokerage	2.1
The Charles Schwab Corp.		65,000	4,734,600

Multi-Sector Holdings	2.1
Berkshire Hathaway, Inc. - Class B(b)		17,000	4,639,980

Property & Casualty Insurance	1.8
Markel Corp.(b)		3,250	3,884,172

Diversified Banks	1.5
JPMorgan Chase & Co.		20,000	3,273,800

Financial Exchanges & Data	1.2
S&P Global, Inc.		6,000	2,549,340

Mortgage REITs	0.7
Redwood Trust, Inc.		125,000	1,611,250

	11.7		25,759,273
Health Care

Health Care Services	2.1
Laboratory Corp. of America Holdings(b)		17,000	4,784,480

Life Sciences Tools & Services	2.1
Thermo Fisher Scientific, Inc.		8,000	4,570,640

Health Care Equipment	2.1
Danaher Corp.		15,000	4,566,600

	6.3		13,921,720
Communication Services

Cable & Satellite	2.5
Comcast Corp. - Class A		60,000	3,355,800
Liberty Broadband Corp. - Class C(b)		13,000	2,245,100

Interactive Media & Services	2.3
Alphabet, Inc. - Class C(b)		1,900	5,064,089

	4.8		10,664,989

% of Net
Industrials	Assets	Shares	$ Value

Industrial Conglomerates	2.3
Roper Technologies, Inc.		6,000	2,676,780
Honeywell International, Inc.		11,000	2,335,080

Industrial Machinery	2.0
IDEX Corp.		11,000	2,276,450
Fortive Corp.		30,000	2,117,100

	4.3		9,405,410
Materials

Construction Materials	3.0
Vulcan Materials Co.		22,500	3,806,100
Martin Marietta Materials, Inc.		8,000	2,733,440

Industrial Gases	1.2
Linde plc(a)		9,000	2,640,420

	4.2		9,179,960
Consumer Discretionary

Automotive Retail	1.4
AutoZone, Inc.(b)		1,800	3,056,382
Consumer Staples

Distillers & Vintners	1.3
Diageo plc - ADR(a)		15,000	2,895,000

Total Common Stocks (Cost $50,066,894)			100,917,104

Non-Convertible Preferred Stocks - 1.7%

Qurate Retail, Inc. 8.00% 3/15/31 (Cost $3,461,303)		35,000	3,785,250

Corporate Bonds - 2.6%

	$ Principal
	Amount	$ Value

AutoZone, Inc.
3.625% 4/15/25	500,000	542,195
First Republic Bank
2.5% 6/06/22	2,185,000	2,214,179
JPMorgan Chase & Co.
3.375% 5/01/23	500,000	523,055
Markel Corp.
4.9% 7/01/22	410,000	423,262
3.625% 3/30/23	500,000	521,821
U.S. Bancorp
2.4% 7/30/24	500,000	523,952
Wells Fargo & Co.
3.5% 3/08/22	1,000,000	1,014,171

Total Corporate Bonds (Cost $5,635,580)		5,762,635

Corporate Convertible Bonds - 0.9%

Redwood Trust, Inc.
5.625% 7/15/24 (Cost $1,874,111)	2,000,000	2,075,214

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 35

Asset-Backed Securities - 5.7%
	$ Principal
	Amount	$ Value

Automobile
American Credit Acceptance Receivables Trust (ACAR)
Series 2020-4 Class A - 0.53% 3/13/24(c)	132,762	132,846
Series 2021-2 Class B - 0.37% 10/15/24(c)	171,323	171,419
ARI Fleet Lease Trust (ARIFL)
Series 2020-A Class A - 1.77% 8/15/28(c)	116,124	116,684
Chesapeake Funding II LLC (CFII)
Series 2021-1A Class A1 - 0.47% 4/15/33(c)	437,604	437,846
DT Auto Owner Trust (DTAOT)
Series 2018-3A Class A - 3.79% 7/15/24(c)	11,738	11,754
Series 2020-3A Class C - 0.54% 4/15/24(c)	195,387	195,594
Enterprise Fleet Financing LLC (EFF)
Series 2019-2 Class A - 2.29% 2/20/25(c)	175,510	177,510
Series 2020-1 Class A - 1.78% 12/22/25(c)	312,626	316,152
Series 2021-1 Class A - 0.16793% 3/21/22(c)	67,476	67,477
GLS Auto Receivables Issuer Trust (GCAR)
Series 2020-1A Class A - 2.17% 2/15/24(c)	44,949	45,120
Series 2020-2A Class A1 - 1.58% 8/15/24(c)	74,032	74,343
Series 2020-4A Class A - 0.52% 2/15/24(c)	170,827	170,967
Series 2021-1A Class A1 - 0.34% 5/15/24(c)	391,622	391,763
JPMorgan Chase Auto Credit Linked Note (CACLN)
Series 2020-1 Class A5 - 0.991% 1/25/28(c)	425,638	426,913
Series 2020-2 Class A2 - 0.84% 2/25/28(c)	68,757	68,875
Series 2021-1 Class A2 - 0.875% 9/25/28(c)	645,187	645,900
Series 2021-2 Class A4 - 0.889% 12/26/28(c)	500,000	500,057
Securitized Term Auto Loan Receivables Trust (SSTRT)
Series 2019-CRTA Class A - 2.453% 3/25/26(a) (c)	88,306	89,477
Wheels SPV 2 LLC (WHLS)
Series 2020-1A Class A2 - 0.51% 8/20/29(c)	825,784	827,325

		4,868,022

Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO LP (ABPCI)
Series 2020-10A Class A - 2.08425% 1/20/32 Floating
Rate (Qtrly LIBOR + 195)(a) (c) (d)	500,000	500,922
AUDAX SENIOR DEBT CLO LLC (AUDAX)
Series 2021-6A Class A1 - 1.63797% 10/20/33 Floating
Rate (Qtrly LIBOR + 150)(c) (d)	500,000	500,000
Blackrock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class A - 1.83425% 4/20/33 Floating
Rate (Qtrly LIBOR + 170)(a) (c) (d)	500,000	499,998
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class A - 1.97613% 10/15/31 Floating
Rate (Qtrly LIBOR + 185)(a) (c) (d)	500,000	501,516
Fortress Credit Opportunities CLO Ltd. (FCO)
Series 2021-15A Class A2 - 1.75215% 4/25/33 Floating
Rate (Qtrly LIBOR + 155)(a) (c) (d)	500,000	499,995
Golub Capital Partners CLO Ltd. (GOCAP)
Series 2021-54A Class A2 - 1.65065% 8/05/33 Floating
Rate (Qtrly LIBOR + 153)(a) (c) (d)	500,000	500,000
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class A1 9/14/33 Floating Rate (Qtrly
LIBOR + 150)(a) (c) (d)	500,000	500,001
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A1 - 1.38425% 4/20/29 Floating
Rate (Qtrly LIBOR + 125)(a) (c) (d)	500,000	499,999

		4,002,431

Consumer & Specialty Finance
Affirm Asset Securitization Trust (AFFRM)
Series 2021-A Class A4 - 0.88% 8/15/25(c)	100,000	100,236

	$ Principal
	Amount	$ Value

Marlette Funding Trust (MFT)
Series 2019-2A Class A - 3.13% 7/16/29(c)	4,603	4,608
Series 2019-3A Class A - 2.69% 9/17/29(c)	5,295	5,305
Series 2021-1A Class A2 - 0.6% 6/16/31(c)	66,000	66,051
Onemain Financial Issuance Trust (OMFIT)
Series 2018-1A Class A - 3.3% 3/14/29(c)	239,391	240,046
SoFi Consumer Loan Program Trust (SCLP)
Series 2019-3 Class A - 2.9% 5/25/28(c)	12,209	12,226
Upstart Securitization Trust (UPST)
Series 2021-3 Class A - 0.83% 7/20/31(c)	237,295	237,422

		665,894

Equipment
Amur Equipment Finance Receivables LLC (AXIS)
Series 2021-1A Class A2 - 0.75% 11/20/26(c)	750,000	750,635
CCG Receivables Trust (CCG)
Series 2019-2 Class A - 2.11% 3/15/27(c)	180,205	181,979
Dell Equipment Finance Trust (DEFT)
Series 2020-2 Class A - 0.47% 10/24/22(c)	480,515	480,975
Series 2021-2 Class A2 - 0.53% 12/22/26(c)	625,000	624,267
GreatAmerica Leasing Receivables Funding LLC (GALC)
Series 2020-1 Class A - 1.76% 6/15/22(c)	97,472	97,660
Hewett-Packard Financial Services Equipment Trust
(HPEFS)
Series 2020-1A Class A2 - 1.73% 2/20/30(c)	39,000	39,065
Series 2021-1A Class A - 0.1653% 3/21/22(c)	67,122	67,123
SCF Equipment Leasing LLC (SCFET)
Series 2020-1A Class A - 0.68% 10/20/25(c)	335,230	335,687

		2,577,391

Other
Octane Receivables Trust (OCTL)
Series 2020-1A Class A2 - 1.71% 2/20/25(c)	260,055	262,179
Series 2021-1A Class A5 - 0.93% 3/22/27(c)	123,735	123,867

		386,046

Total Asset-Backed Securities (Cost $12,480,084)		12,499,784

Commercial Mortgage-Backed Securities - 1.6%

AREIT 2021-CRE5 Trust (AREIT)
Series 2021-CRE5 Class A - 1.18% 7/17/26(a)	500,000	500,000
BFLD Trust (BFLD)
Series 2020-OBRK Class A - 2.134% 11/15/22 Floating
Rate (Mthly LIBOR + 205)(c)	125,000	126,439
BPCRE Ltd. (BPCRE)
Series 2021-FL1 Class A4 - 1.23413% 2/15/37 Floating
Rate (Mthly LIBOR + 115)(a) (c)	500,000	501,437
GPMT Ltd. (GPMT)
Series 2021-FL3 Class A - 1.33738% 7/16/35 Floating
Rate (Mthly LIBOR + 125)(a) (c)	435,861	436,511
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class A4 - 1.13463% 6/16/36 Floating
Rate (Mthly LIBOR + 105)(a) (c)	250,000	250,863
Series 2021-FL2 Class A4 - 1.1% 9/19/26 Floating Rate
(Mthly LIBOR + 100)(a) (c)	250,000	250,000
KREF Ltd. (KREF)
Series 2021-FL2 Class A4 - 1.15413% 2/15/39 Floating
Rate (Mthly LIBOR + 107)(a) (c)	500,000	500,000

The accompanying notes form an integral part of these financial statements.

36 2021 Semi-Annual Report

BALANCED FUND (CONTINUED)
Schedule of Investments
September 30, 2021 (Unaudited)

	$ Principal
	Amount	$ Value

LoanCore Issuer Ltd. (LNCR)
Series 2021-CRE5 Class A - 1.38375% 7/15/36 Floating
Rate (Mthly LIBOR + 130)(a) (c)	500,000	500,925
VMC Finance LLC (VMC)
Series 2021-FL4 Class A - 1.18738% 6/16/36 Floating
Rate (Mthly LIBOR + 110)(c)	469,118	470,760

Total Commercial Mortgage-Backed Securities (Cost $3,529,979)		3,536,935

Mortgage-Backed Securities - 3.0%

Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 3649 Class A - 4% 3/15/25	16,665	17,343

Pass-Through Securities
J14649 – 3.5% 4/01/26	27,378	29,242
E02948 – 3.5% 7/01/26	62,678	66,958
J16663 – 3.5% 9/01/26	35,863	38,315
ZS8692 – 2.5% 4/01/33	192,292	200,778
		352,636

Federal National Mortgage Association
Pass-Through Securities
AR8198 – 2.5% 3/01/23	20,667	21,526
MA1502 – 2.5% 7/01/23	19,099	19,893
995755 – 4.5% 5/01/24	3,505	3,673
AB1769 – 3% 11/01/25	29,046	30,607
AB3902 – 3% 11/01/26	60,511	63,760
AK3264 – 3% 2/01/27	47,804	50,448
AB6291 – 3% 9/01/27	258,955	273,119
MA3189 – 2.5% 11/01/27	220,686	229,905
MA3791 – 2.5% 9/01/29	418,349	436,484
BM5708 – 3% 12/01/29	243,239	256,172
AS7701 – 2.5% 8/01/31	1,013,996	1,064,117
MA3540 – 3.5% 12/01/33	130,750	139,828
		2,589,532

Government National Mortgage Association
Pass-Through Securities
5255 – 3% 12/20/26	59,085	62,159

Non-Government Agency
Collateralized Mortgage Obligations
Flagstar Mortgage Trust (FSMT)
Series 2021-7 Class B - 2.5% 12/31/99(c) (d)	493,250	501,427
JPMorgan Mortgage Trust (JPMMT)
Series 2014-5 Class B - 2.88789% 10/25/29(c) (d)	87,965	90,358
Series 2016-3 Class A - 2.99603% 10/25/46(c) (d)	256,921	258,731
Series 2017-3 Class A - 2.5% 8/25/47(c) (d)	290,085	292,707
Series 2020-7 Class A - 3% 1/25/51(c) (d)	147,198	148,137
Series 2020-8 Class A - 3% 3/25/51(c) (d)	205,787	207,275
Series 2021-6 Class B - 2.5% 10/25/51(c) (d)	652,622	665,369
Series 2021-8 Class B - 2.5% 12/25/51(c) (d)	483,661	492,155
JPMorgan Wealth Management (JPMWM)
Series 2020-ATR1 Class A - 3% 2/25/50(c) (d)	179,513	180,066
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 - 2.5% 7/25/51(c) (d)	484,937	493,772

	$ Principal
	Amount	$ Value

Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A - 4.5% 8/25/49(c) (d)	208,019	210,198
Series 2020-2 Class A - 3.5% 3/25/50(c) (d)	46,882	47,164
Series 2020-3 Class A - 3% 4/25/50(c) (d)	102,059	103,077
		3,690,436

Total Mortgage-Backed Securities (Cost $6,596,476)		6,694,763

U.S. Treasuries - 26.7%

U.S. Treasury Notes
1.5% 10/31/21	3,000,000	3,003,538
1.875% 11/30/21	2,000,000	2,005,972
1.75% 2/28/22	2,000,000	2,014,104
0.375% 3/31/22	3,000,000	3,004,762
1.875% 4/30/22	1,000,000	1,010,576
1.75% 4/30/22	2,000,000	2,019,668
2.125% 6/30/22	2,000,000	2,030,545
2% 7/31/22	1,000,000	1,015,980
1.875% 7/31/22	1,000,000	1,014,964
1.875% 8/31/22	2,000,000	2,032,905
2% 11/30/22	3,000,000	3,065,859
2% 2/15/23	1,000,000	1,025,430
2.5% 3/31/23	2,000,000	2,069,492
1.625% 5/31/23	2,000,000	2,046,992
2.5% 8/15/23	2,000,000	2,084,141
2.125% 11/30/23	2,000,000	2,078,125
2.125% 2/29/24	2,000,000	2,084,297
2% 4/30/24	1,000,000	1,040,742
1.25% 8/31/24	3,000,000	3,065,391
0.375% 4/30/25	2,000,000	1,978,281
2.75% 8/31/25	2,000,000	2,152,656
0.375% 11/30/25	2,000,000	1,962,266
0.5% 2/28/26	4,000,000	3,933,281
0.75% 5/31/26	2,000,000	1,983,359
1.5% 8/15/26	2,000,000	2,050,938
1.625% 10/31/26	4,000,000	4,123,750
0.5% 8/31/27	2,000,000	1,925,469
1.25% 3/31/28	1,000,000	1,000,273

Total U.S. Treasuries (Cost $58,318,514)		58,823,756

Cash Equivalents - 10.0%

U.S. Treasury Bills, 0.02% to 0.07%, 10/12/21
to 11/23/21(e)	22,000,000	21,999,046

Total Cash Equivalents (Cost $21,998,990)		21,999,046
Total Investments in Securities (Cost $163,961,931)		216,094,487

Cash - 2.1%(f)		4,599,060
Other Assets Less Other Liabilities - (0.1%)		(263,276)
Net Assets - 100%		220,430,272

Net Asset Value Per Share - Investor Class		17.13
Net Asset Value Per Share - Institutional Class		17.14

(a) Foreign domiciled entity.

(b) Non-income producing.

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 37

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(e)	Interest rates presented represent the effective yield at September 30, 2021.
(f)	Cash held in an interest bearing account with a .03% interest rate.

The accompanying notes form an integral part of these financial statements.

38 2021 Semi-Annual Report

CORE PLUS INCOME FUND
Schedule of Investments
September 30, 2021 (Unaudited)

Corporate Bonds - 33.0%
	$ Principal
	Amount	$ Value

Abercrombie & Fitch Management Co.
8.75% 7/15/25(a)	1,458,000	1,593,281
Affiliated Managers Group, Inc.
3.5% 8/01/25	445,000	481,687
Alexandria Real Estate Equities, Inc.
3.95% 1/15/28	366,000	411,255
Ally Financial, Inc.
5.125% 9/30/24	1,750,000	1,960,800
American Airlines Group, Inc.
3.75% 3/01/25(a)	1,000,000	902,350
American Airlines Inc/AAdvantage Loyalty IP Ltd.
5.5% 4/20/26(a)	2,500,000	2,631,250
Ares Capital Corp.
2.875% 6/15/28	1,000,000	1,013,742
Ashtead Capital, Inc.
4.375% 8/15/27(a)	1,000,000	1,049,170
4% 5/01/28(a)	670,000	712,265
2.45% 8/12/31(a)	500,000	491,898
AT&T, Inc.
6.8% 5/15/36	713,000	973,498
Berkshire Hathaway Finance Corp.
4.25% 1/15/49	500,000	610,250
Booking Holdings, Inc.
3.6% 6/01/26	2,000,000	2,201,217
3.55% 3/15/28	464,000	515,717
Boston Properties LP
3.125% 9/01/23	555,000	578,805
Broadcom, Inc.
3.459% 9/15/26	1,014,000	1,096,149
3.419% 4/15/33(a)	350,000	362,598
Calumet Specialty Products Partners LP/Calumet Finance
Corp.
7.625% 1/15/22	191,000	191,270
Carlisle Cos., Inc.
3.5% 12/01/24	532,000	569,999
3.75% 12/01/27	500,000	552,646
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.2% 3/15/28	650,000	726,496
Choice Hotels International, Inc.
3.7% 1/15/31	250,000	269,890
Compass Group Diversified Holdings LLC
5.25% 4/15/29(a)	2,081,000	2,179,848
Cox Communications, Inc.
3.5% 8/15/27(a)	842,000	922,590
Credit Suisse Group AG
3.8% 6/09/23(b)	827,000	871,567
Credit Suisse Group Funding Ltd.
3.8% 9/15/22(b)	1,000,000	1,032,889
Delta Air Lines Inc/SkyMiles IP Ltd.
4.5% 10/20/25(a)	560,000	599,365
4.75% 10/20/28(a)	1,100,000	1,227,180
Devon Energy Corp.
5.25% 10/15/27(a)	325,000	345,501
4.5% 1/15/30(a)	920,000	1,003,143
Diamondback Energy, Inc.
2.875% 12/01/24	600,000	630,217
3.25% 12/01/26	75,000	80,354
3.5% 12/01/29	100,000	107,010
Donnelley Financial Solutions, Inc.
8.25% 10/15/24	905,000	930,372

	$ Principal
	Amount	$ Value

Dow Chemical Co. (The)
4.25% 10/01/34	1,052,000	1,216,051
Drax Finco PLC
6.625% 11/01/25(a) (b)	1,000,000	1,033,750
Duke Energy Carolinas LLC
6% 12/01/28	445,000	564,022
Element Fleet Management Corp.
3.85% 6/15/25(a) (b)	1,000,000	1,077,755
Energy Transfer LP
2.9% 5/15/25	500,000	524,303
4.75% 1/15/26	200,000	223,639
Enterprise Products Operating LLC
4.45% 2/15/43	990,000	1,142,175
EPR Properties
5.25% 7/15/23	500,000	526,384
4.75% 12/15/26	1,250,000	1,369,924
4.5% 6/01/27	1,330,000	1,444,912
4.95% 4/15/28	830,000	912,822
EQT Corp.
3% 10/01/22	801,000	816,099
Essential Properties LP
2.95% 7/15/31	1,500,000	1,509,667
Expedia Group, Inc.
3.8% 2/15/28	484,000	525,679
3.25% 2/15/30	90,000	93,138
Ford Motor Credit Co. LLC
1.19775% 8/03/22 Floating Rate (Qtrly LIBOR + 108)	2,000,000	1,994,205
3.81% 1/09/24	1,190,000	1,230,163
General Electric Co.
1.116% 3/15/23 Floating Rate (Qtrly LIBOR + 100)	1,450,000	1,466,185
6.875% 1/10/39	250,000	373,039
Georgia-Pacific LLC
7.25% 6/01/28	1,000,000	1,312,417
Goldman Sachs Group, Inc. (The)
1.1655% 6/05/23 Floating Rate (Qtrly LIBOR + 105)	2,187,000	2,201,090
1.72075% 11/29/23	1,250,000	1,286,729
Hercules Capital, Inc.
2.625% 9/16/26	1,000,000	1,000,235
Hershey Co. (The)
2.3% 8/15/26	335,000	352,904
Highwoods Realty LP
2.6% 2/01/31	500,000	503,851
Host Hotels & Resorts LP
Series H 3.375% 12/15/29	612,000	630,319
Indiana Bell Telephone Co., Inc.
7.3% 8/15/26	535,000	658,345
iStar, Inc.
4.25% 8/01/25	1,375,000	1,429,973
JPMorgan Chase & Co.
2.972% 1/15/23	2,575,000	2,593,914
0.653% 9/16/24	1,000,000	1,002,684
L Brands, Inc.
6.694% 1/15/27	2,445,000	2,822,349
Lennar Corp.
4.75% 5/30/25	622,000	693,804
Level 3 Financing, Inc.
5.25% 3/15/26	750,000	774,938
Lexington Realty Trust
2.7% 9/15/30	500,000	506,607
Markel Corp.
4.9% 7/01/22	250,000	258,087
3.625% 3/30/23	200,000	208,728

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 39

	$ Principal
	Amount	$ Value

3.5% 11/01/27	550,000	601,851
Marriott International, Inc.
Series HH 2.85% 4/15/31	500,000	506,804
Marvell Technology, Inc.
4.2% 6/22/23(a)	300,000	316,862
Masonite International Corp.
5.375% 2/01/28(a)	850,000	896,113
3.5% 2/15/30(a)	100,000	99,375
MasTec, Inc.
4.5% 8/15/28(a)	500,000	522,500
Matador Resources Co.
5.875% 9/15/26	1,450,000	1,500,793
Micron Technology, Inc.
4.185% 2/15/27	500,000	562,822
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd.
6.5% 6/20/27(a)	1,355,000	1,475,202
Molex Electronic Technologies LLC
3.9% 4/15/25(a)	565,000	594,064
MPLX LP
4.875% 12/01/24	750,000	831,074
4.875% 6/01/25	190,000	212,419
4% 3/15/28	85,000	93,933
4.8% 2/15/29	250,000	289,500
4.7% 4/15/48	551,000	637,374
NGL Energy Partners LP/NGL Energy Finance Corp.
7.5% 11/01/23	18,000	17,521
Occidental Petroleum Corp.
3.4% 4/15/26	715,000	734,219
4.3% 8/15/39	100,000	98,803
Office Properties Income Trust
4% 7/15/22	1,733,000	1,773,328
OneMain Finance Corp.
5.375% 11/15/29	900,000	976,590
PDC Energy, Inc.
6.125% 9/15/24	813,000	826,211
5.75% 5/15/26	2,827,000	2,947,148
Physicians Realty LP
4.3% 3/15/27	1,271,000	1,438,977
Plains All American Pipeline LP/PAA Finance Corp.
3.55% 12/15/29	798,000	840,085
4.3% 1/31/43	75,000	77,193
QVC, Inc.
4.375% 3/15/23	500,000	522,125
Qwest Corp.
6.75% 12/01/21	1,250,000	1,261,237
RELX Capital, Inc.
4% 3/18/29	500,000	563,070
Starwood Property Trust, Inc.
4.75% 3/15/25	1,125,000	1,185,469
STORE Capital Corp.
4.5% 3/15/28	503,000	567,690
4.625% 3/15/29	500,000	567,326
Sumitomo Mitsui Banking Corp.
3% 1/18/23(b)	605,000	625,458
Symetra Financial Corp.
4.25% 7/15/24	640,000	689,757
T-Mobile USA, Inc.
2.625% 4/15/26	250,000	255,938
3.375% 4/15/29	1,250,000	1,305,625
United Airlines Holdings, Inc.
4.875% 1/15/25	200,000	205,250

	$ Principal
	Amount	$ Value

VEREIT Operating Partnership LP
3.95% 8/15/27	575,000	645,109
Verizon Communications, Inc.
0.75% 3/22/24	1,000,000	1,004,080
VistaJet Malta Finance plc/XO Management Holding, Inc.
10.5% 6/01/24(a) (b)	1,000,000	1,087,500
Wells Fargo & Co.
4.125% 8/15/23	1,439,000	1,533,076
1.3585% 10/31/23 Floating Rate (Qtrly LIBOR + 123)	1,327,000	1,343,827

Total Corporate Bonds (Cost $93,051,436)		98,340,453

Corporate Convertible Bonds - 0.7%

Redwood Trust, Inc.
4.75% 8/15/23	850,000	871,250
5.625% 7/15/24	700,000	726,325
5.75% 10/01/25	500,000	512,422

Total Corporate Convertible Bonds (Cost $1,876,651)		2,109,997

Asset-Backed Securities - 18.4%

Automobile
ACC Auto Trust (AUTOC)
Series 2021-A Class A - 1.08% 4/15/27(a)	678,032	678,924
Arivo Acceptance Auto Loan Receivables Trust (ARIVO)
Series 2019-1 Class A - 2.99% 7/15/24(a)	250,101	252,324
Series 2021-1A Class A - 1.19% 1/15/27(a)	138,947	139,151
CarMax Auto Owner Trust (CARMX)
Series 2017-4 Class C - 2.7% 10/16/23	51,000	51,239
Carvana Auto Receivables Trust (CRVNA)
Series 2019-1A Class C - 3.5% 2/15/24(a)	663,286	668,719
DT Auto Owner Trust (DTAOT)
Series 2019-3A Class D - 2.96% 4/15/25(a)	1,000,000	1,029,610
Enterprise Fleet Financing LLC (EFF)
Series 2019-2 Class A - 2.29% 2/20/25(a)	219,387	221,887
Exeter Automobile Receivables Trust (EART)
Series 2017-3A Class C - 3.68% 7/17/23(a)	42,907	43,445
First Investors Auto Owner Trust (FIAOT)
Series 2017-1A Class D - 3.6% 4/17/23(a)	232,247	232,553
Series 2017-3A Class C - 3% 1/16/24(a)	197,168	197,997
Series 2017-3A Class D - 3.44% 3/15/24(a)	571,000	579,207
Series 2018-1A Class C - 3.69% 6/17/24(a)	137,571	137,793
GLS Auto Receivables Issuer Trust (GCAR)
Series 2019-4A Class A - 2.47% 11/15/23(a)	49,525	49,722
Series 2020-1A Class A - 2.17% 2/15/24(a)	89,898	90,240
Series 2020-2A Class B - 3.16% 6/16/25(a)	750,000	773,216
JPMorgan Chase Bank NA (CACLN)
Series 2020-1 Class D - 1.886% 1/25/28(a)	425,638	428,908
Series 2020-1 Class F - 6.684% 1/25/28(a)	1,000,000	1,044,588
Series 2021-2 Class E - 2.28% 12/26/28(a)	1,000,000	1,000,747
Securitized Term Auto Loan Receivables Trust (SSTRT)
Series 2019-CRTA Class C - 2.849% 3/25/26(a) (b)	353,223	358,547

		7,978,817

Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO X LP (ABPCI)
Series 2020-10A Class B1 - 2.48425% 1/20/32 Floating
Rate (Qtrly LIBOR + 235)(a) (b) (c)	1,000,000	999,994

The accompanying notes form an integral part of these financial statements.

40 2021 Semi-Annual Report

CORE PLUS INCOME FUND (CONTINUED)
Schedule of Investments
September 30, 2021 (Unaudited)

	$ Principal
	Amount	$ Value

Audax Senior Debt CLO LLC (AUDAX)
Series 2021-6A Class B - 2.08797% 10/20/33 Floating
Rate (Qtrly LIBOR + 195)(a) (c)	3,000,000	3,000,000
Ballyrock CLO Ltd. (BALLY)
Series 2016-1A Class BR2 - 1.47613% 10/15/28 Floating
Rate (Qtrly LIBOR + 135)(a) (b) (c)	1,000,000	999,999
BlackRock Elbert CLO V Ltd. (ELB)
Series 5A Class A1 - 2.016% 12/15/31 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	500,000	500,858
Blackrock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class B - 2.18425% 4/20/33 Floating
Rate (Qtrly LIBOR + 205)(a) (b) (c)	1,800,000	1,799,993
Brightwood Capital MM CLO Ltd. (BWCAP)
Series 2020-1A Class A - 2.016% 12/15/28 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	698,388	699,327
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class B - 2.67613% 10/15/31 Floating
Rate (Qtrly LIBOR + 255)(a) (b) (c)	500,000	500,075
Series 2020-1A Class C - 3.82613% 10/15/31 Floating
Rate (Qtrly LIBOR + 370)(a) (b) (c)	500,000	500,072
Series 2020-2A Class B - 2.72613% 10/15/32 Floating
Rate (Qtrly LIBOR + 260)(a) (b) (c)	500,000	499,998
Series 2021-2A Class B - 2.02613% 4/22/33 Floating
Rate (Qtrly LIBOR + 190)(a) (b) (c)	1,500,000	1,499,995
Fortress Credit Opportunities CLO Ltd. (FCO)
Series 2017-9A Class A1TR 10/15/33 Floating Rate
(Qtrly LIBOR + 155)(a) (b) (c)	1,500,000	1,500,000
Series 2021-15A Class B - 2.05215% 4/25/33 Floating
Rate (Qtrly LIBOR + 185)(a) (b) (c)	1,500,000	1,499,981
Golub Capital Partners CLO Ltd. (GOCAP)
Series 2016-31A Class CR - 3.02138% 8/05/30 Floating
Rate (Qtrly LIBOR + 290)(a) (b) (c)	1,000,000	999,987
Series 2021-54A Class B - 1.97065% 8/05/33 Floating
Rate (Qtrly LIBOR + 185)(a) (b) (c)	500,000	500,000
Series 2021-54A Class C - 2.77065% 8/05/33 Floating
Rate (Qtrly LIBOR + 265)(a) (b) (c)	1,000,000	1,000,000
Maranon Loan Funding Ltd. (MRNON)
Series 2021-2RA Class BR - 2.14349% 7/15/33 Floating
Rate (Qtrly LIBOR + 205)(a) (b) (c)	2,500,000	2,500,061
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class A1 9/14/33 Floating Rate (Qtrly
LIBOR + 150)(a) (b) (c)	2,000,000	2,000,006
Series 2021-2A Class C 9/14/33 Floating Rate (Qtrly
LIBOR + 265)(a) (b) (c)	2,000,000	2,000,011
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class B - 1.93425% 4/20/29 Floating
Rate (Qtrly LIBOR + 180)(a) (b) (c)	1,000,000	999,996

		24,000,353

Consumer & Specialty Finance
Affirm Asset Securitization Trust (AFFRM)
Series 2020-A Class A - 2.1% 2/18/25(a)	250,000	251,322
Series 2020-A Class B - 3.54% 2/18/25(a)	250,000	253,066
Series 2021-A Class D - 3.49% 8/15/25(a)	750,000	758,916
Series 2021-B Class A - 1.03% 8/15/26(a)	1,250,000	1,252,382
Bankers Healthcare Group Securitization Trust (BHG)
Series 2020-A Class A - 2.56% 9/17/31(a)	456,300	463,147
Series 2021-A Class A - 1.42% 11/17/33(a)	442,946	444,019
Conn's Receivables Funding LLC (CONN)
Series 2020-A Class A - 1.71% 6/16/25(a)	51,017	51,063
Driven Brands Funding LLC (HONK)
Series 2019-2A Class A2 - 3.981% 10/20/49(a)	491,250	518,004

	$ Principal
	Amount	$ Value

Foundation Finance Trust (FFIN)
Series 2019-1A Class A - 3.86% 11/15/34(a)	258,089	265,739
Freed ABS Trust (FREED)
Series 2019-2 Class B - 3.19% 11/18/26(a)	302,363	303,899
Series 2020-FP1 Class A - 2.52% 3/18/27(a)	40,171	40,270
Series 2020-FP1 Class B - 3.06% 3/18/27(a)	500,000	504,825
Jersey Mike's Funding (JMIKE)
Series 2019-1A Class A2 - 4.433% 2/15/50(a)	1,000,000	1,066,334
Marlette Funding Trust (MFT)
Series 2018-4A Class B - 4.21% 12/15/28(a)	795	795
Series 2019-2A Class B - 3.53% 7/16/29(a)	500,000	503,412
Series 2019-3A Class A - 2.69% 9/17/29(a)	5,295	5,305
Series 2019-4A Class A - 2.39% 12/17/29(a)	54,866	55,034
Series 2021-2A Class B - 1.06% 9/15/31(a)	500,000	500,975
Oasis LLC (OASIS)
Series 2020-1A Class A - 3.8196% 1/15/32(a)	133,993	134,330
OneMain Financial Issuance Trust (OMFIT)
Series 2015-3A Class A - 3.63% 11/20/28(a)	25,658	25,691
Pagaya AI Debt Selection Trust (PAID)
Series 2020-3 Class B - 3.22% 5/17/27(a)	1,000,000	1,020,901
Series 2021 Class B - (0.02)% 1/16/29	992,593	993,781
Series 2021-1 Class A - 1.18% 11/15/27(a)	1,349,633	1,353,307
Small Business Lending Trust (SBIZ)
Series 2020-A Class A - 2.62% 12/15/26(a)	65,922	66,081
SoFi Consumer Loan Program Trust (SCLP)
Series 2018-4 Class C - 4.17% 11/26/27(a)	589,545	597,989
Series 2019-3 Class A - 2.9% 5/25/28(a)	12,209	12,226
Theorem Funding Trust (THRM)
Series 2021-1A Class A - 1.28% 12/15/27(a)	2,421,434	2,423,958
Series 2021-1A Class B - 2.21% 12/15/27(a)	1,000,000	997,886
Upstart Securitization Trust (UPST)
Series 2017-2 Class C - 5.59% 3/20/25(a)	56,805	56,912
Series 2019-2 Class B - 3.734% 9/20/29(a)	596,991	602,428
Series 2020-1 Class A - 2.322% 4/22/30(a)	90,142	90,590
Series 2021-1 Class B - 1.89% 3/20/31(a)	250,000	251,490
Series 2021-1 Class C - 4.06% 3/20/31(a)	250,000	257,105
Series 2021-2 Class A - 0.91% 6/20/31(a)	208,828	209,143
Zaxby's Funding LLC (ZAXBY)
Series 2021-1A Class A2 - 3.238% 7/30/51(a)	1,250,000	1,277,025

		17,609,350

Equipment
Amur Equipment Finance Receivables IX LLC (AXIS)
Series 2021-1A Class D - 2.3% 11/22/27(a)	500,000	503,619
BCC Funding Corp LLC (BCCFC)
Series 2019-1A Class A2 - 2.46% 8/20/24(a)	192,483	194,585
CCG Receivables Trust (CCG)
Series 2019-1 Class B - 3.22% 9/14/26(a)	750,000	769,550
Series 2019-2 Class B - 2.55% 3/15/27(a)	300,000	307,287
Dell Equipment Finance Trust (DEFT)
Series 2018-2 Class C - 3.72% 10/22/23(a)	131,620	132,005
Series 2019-1 Class C - 3.14% 3/22/24(a)	750,000	755,265
MMAF Equipment Finance LLC (MMAF)
Series 2016-AA Class A - 1.76% 1/17/23(a)	9,962	9,971
Series 2017-AA Class A4 - 2.41% 8/16/24(a)	79,789	79,958
Pawnee Equipment Receivables Series LLC (PWNE)
Series 2019-1 Class A2 - 2.29% 10/15/24(a)	187,967	189,632
Series 2019-1 Class D - 2.86% 10/15/24(a)	500,000	493,807

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 41

	$ Principal
	Amount	$ Value

SCF Equipment Leasing LLC (SCFET)
Series 2019-2A Class A2 - 2.47% 4/20/26(a)	186,000	190,361

		3,626,040

Other
Hilton Grand Vacations Trust (HGVT)
Series 2020-AA Class B - 4.22% 2/25/39(a)	339,878	363,140
Octane Receivables Trust (OCTL)
Series 2019-1A Class A - 3.16% 9/20/23(a)	173,239	174,360
Series 2020-1A Class B - 1.98% 6/20/25(a)	940,000	953,759
Sierra Timeshare Receivables Funding LLC (SRFC)
Series 2019-2A Class B - 2.82% 5/20/36(a)	258,833	264,759
		1,756,018

Total Asset-Backed Securities (Cost $54,581,113)		54,970,578

Commercial Mortgage-Backed Securities - 8.8%

ACRES Commercial Realty Corp. (XAN)
Series 2020-RSO8 Class C - 2.31448% 3/15/35 Floating
Rate (Mthly LIBOR + 215)(a)	1,250,000	1,254,294
Series 2020-RSO8 Class D - 2.66448% 3/15/35 Floating
Rate (Mthly LIBOR + 250)(a)	1,276,000	1,278,395
AREIT Trust (AREIT)
Series 2021-CRE5 Class A 7/17/26 Floating Rate (Mthly
LIBOR + 108)(a)	1,000,000	1,000,000
BFLD Trust (BFLD)
Series 2020-OBRK Class A - 2.134% 11/15/22 Floating
Rate (Mthly LIBOR + 205)(a)	940,000	950,822
BPCRE Ltd. (BPCRE)
Series 2021-FL1 Class D - 2.68413% 2/15/37 Floating
Rate (Mthly LIBOR + 260)(a) (b)	1,193,000	1,196,429
Citigroup Commercial Mortgage Trust (CCMT)
Series 2014-GC19 Class A4 - 4.023% 3/10/47	500,000	534,636
COMM Mortgage Trust (COMM)
Series 2021-CR1 Class AM - 3.912% 5/15/45	350,000	354,813
GPMT Ltd. (GPMT)
Series 2018-FL1 Class C - 2.2335% 11/19/35 Floating
Rate (Mthly LIBOR + 215)(a) (b)	1,028,000	1,029,855
Series 2018-FL1 Class D - 3.0335% 11/21/35 Floating
Rate (Mthly LIBOR + 295)(a) (b)	1,096,000	1,097,086
Series 2021-FL3 Class A - 1.33738% 7/16/35 Floating
Rate (Mthly LIBOR + 125)(a) (b)	1,743,443	1,746,044
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class AS - 1.48463% 6/16/36 Floating
Rate (Mthly LIBOR + 140)(a) (b)	1,500,000	1,504,141
Series 2021-FL2 Class D - 2.25% 10/19/26 Floating Rate
(Mthly LIBOR + 215)(a) (b)	1,000,000	1,000,000
Hilton USA Trust (HILT)
Series 2016-SFP Class E - 5.5191% 11/05/35(a)	840,000	847,701
KREF Ltd. (KREF)
Series 2021-FL2 Class B - 1.73413% 2/15/39 Floating
Rate (Mthly LIBOR + 165)(a) (b)	2,500,000	2,500,000
LoanCore Issuer Ltd. (LNCR)
Series 2018-CRE1 Class C - 2.63375% 5/15/28 Floating
Rate (Mthly LIBOR + 255)(a) (b)	1,000,000	1,000,000
Series 2021-CRE5 Class A - 1.38375% 7/15/36 Floating
Rate (Mthly LIBOR + 130)(a) (b)	2,000,000	2,003,700
PFP Ltd. (PFP)
Series 2019-5 Class C - 2.08463% 4/14/36 Floating
Rate (Mthly LIBOR + 200)(a) (b)	1,500,000	1,505,250

	$ Principal
	Amount	$ Value

ReadyCap Commercial Mortgage Trust (RCMT)
Series 2021-FL6 Class B - 1.686% 7/25/36 Floating Rate
(Mthly LIBOR + 160)(a)	1,500,000	1,503,255
TPG Real Estate Finance Issuer Ltd. (TRTX)
Series 2018-FL2 Class B - 1.73413% 11/15/37 Floating
Rate (Mthly LIBOR + 165)(a) (b)	1,000,000	1,000,950
VMC Finance LLC (VMC)
Series 2018-FL2 Class C - 2.03413% 10/15/35 Floating
Rate (Mthly LIBOR + 195)(a)	1,112,025	1,115,850
Series 2021-FL4 Class A - 1.18738% 6/16/36 Floating
Rate (Mthly LIBOR + 110)(a)	1,876,472	1,883,040

Total Commercial Mortgage-Backed Securities (Cost $26,215,872)		26,306,261

Mortgage-Backed Securities - 2.7%

Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 5026 Class DH - 1.75% 9/25/43	640,397	654,402
Series 4949 Class BC - 2.25% 3/25/49	515,424	527,802

Pass-Through Securities
Pool# C91945 – 3% 8/01/37	358,417	377,530
		1,559,734

Federal National Mortgage Association
Collateralized Mortgage Obligations
Series 2013-130 Class CA - 2.5% 6/25/43	184,692	190,931
Series 2013-130 Class CD - 3% 6/25/43	335,804	352,743

Pass-Through Securities
Pool# 932836 – 3% 12/01/25	23,892	25,166
Pool# 468516 – 5.17% 6/01/28	210,586	234,487
Pool# MA3443 – 4% 8/01/48	170,470	182,605
Pool# FM5733 – 2% 1/01/51	1,430,240	1,438,535
		2,424,467

Government National Mortgage Association
Collateralized Mortgage Obligations
Series 2021-29 Class CY - 3% 9/20/50	1,000,000	1,061,923
Series 2018-52 Class AE - 2.75% 5/16/51	146,955	151,519
		1,213,442

Non-Government Agency
Collateralized Mortgage Obligations
COLT Mortgage Loan Trust (COLT)
Series 2019-4 Class A1 - 2.579% 11/25/49(a) (c)	62,123	62,187
CSFB Mortgage-Backed Pass-Through Certificates (CSFB)
Series 2003-29 Class 2A3 - 5.5% 12/25/33	7,224	7,257
Deephaven Residential Mortgage Trust (DRMT)
Series 2019-4A Class A1 - 2.791% 10/25/59(a) (c)	139,437	139,904
Flagstar Mortgage Trust (FSMT)
Series 2017-1 Class 2A2 - 3% 3/25/47(a) (c)	112,331	113,965
JPMorgan Mortgage Trust (JPMMT)
Series 2016-3 Class A - 2.99603% 10/25/46(a) (c)	102,768	103,492
Series 2017-3 Class A - 2.5% 8/25/47(a) (c)	101,530	102,448
Series 2018-6 Class 2A2 - 3% 12/25/48(a) (c)	55,138	56,048
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 - 2.5% 7/25/51(a) (c)	1,939,747	1,975,087

The accompanying notes form an integral part of these financial statements.

42 2021 Semi-Annual Report

CORE PLUS INCOME FUND (CONTINUED)
Schedule of Investments
September 30, 2021 (Unaudited)

	$ Principal
	Amount	$ Value

Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A - 4.5% 8/25/49(a) (c)	89,151	90,085

Pass-Through Securities
Greenpoint Mortgage Pass-Through Certificates (GPM)
Series 2003-1 Class A1 - 2.47726% 10/25/33(c)	59,696	61,402
		2,711,875

Total Mortgage-Backed Securities (Cost $7,824,371)		7,909,518

Municipal Bonds - 0.9%

Central Plains, NE Energy Project Revenue 5.25%
9/01/37	1,000,000	1,044,458
County of Cook IL General Obligation BAM, 4.94%
11/15/23	500,000	502,588
Detroit, MI City School District General Obligation SBLF,
6.645% 5/01/29	460,000	612,375
Village of Rosemont IL General Obligation BAM, 5.375%
12/01/23	470,000	515,431

Total Municipal Bonds (Cost $2,635,739)		2,674,852

U.S. Treasuries - 30.8%

U.S. Treasury Bonds
3.5% 2/15/39	2,100,000	2,618,766
1.875% 2/15/41	11,500,000	11,252,930
2.5% 5/15/46	8,400,000	9,092,015
2.25% 8/15/46	2,500,000	2,582,715
2.25% 8/15/49	6,500,000	6,739,687
U.S. Treasury Notes
2% 2/15/23	2,000,000	2,050,859
2% 8/15/25	2,000,000	2,094,844
0.25% 8/31/25	8,000,000	7,838,438
1.5% 8/15/26	4,850,000	4,973,524
2% 11/15/26	4,650,000	4,880,320
2.25% 2/15/27	3,500,000	3,718,750
2.375% 5/15/27	3,000,000	3,209,531
1.125% 2/29/28	5,500,000	5,466,699
1.25% 5/31/28	8,000,000	7,989,375
1.5% 2/15/30	5,250,000	5,284,761
0.875% 11/15/30	5,000,000	4,746,191
1.125% 2/15/31	7,500,000	7,265,625

Total U.S. Treasuries (Cost $90,924,890)		91,805,030

Non-Convertible Preferred Stocks - 0.7%

Qurate Retail, Inc. 8.00% 3/15/31 (Cost $2,031,076)	20,300	2,195,445

Total Investments in Securities (Cost $279,141,148)		286,312,134

Cash - 4.6%(d)		13,721,586
Other Assets Less Other Liabilities - (0.6%)		(1,914,865)
Net Assets - 100%		298,118,855

Net Asset Value Per Share - Investor Class		11.01
Net Asset Value Per Share - Institutional Class		11.02

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Foreign domiciled entity.
(c)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(d)	Cash held in an interest bearing account with a .03% interest rate.

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 43

HICKORY FUND
Schedule of Investments
September 30, 2021 (Unaudited)

Common Stocks - 93.9%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	21.5
Liberty Broadband Corp.(a)
Class C		90,000	15,543,000
Class A		23,750	3,998,312
Liberty Media Corp-Liberty SiriusXM(a)
Class C		180,000	8,544,600
Class A		50,000	2,358,500
Liberty Global PLC - Class C(a) (b)		300,000	8,838,000
Liberty Latin America Ltd. - Class C(a) (b)		525,000	6,888,000

Wireless Communication Services	5.1
LICT Corp.		454	11,032,200

Movies & Entertainment	1.4
Liberty Media Corp-Liberty Braves(a)
Class C		105,000	2,774,100
Class A		11,000	296,010

	28.0		60,272,722
Consumer Discretionary

Automotive Retail	9.0
AutoZone, Inc.(a)		6,200	10,527,538
CarMax, Inc.(a)		70,000	8,957,200

Distributors	5.3
LKQ Corp.(a)		225,000	11,322,000

Internet & Direct Marketing Retail	1.4
Qurate Retail, Inc. - Class A		300,000	3,057,000

	15.7		33,863,738
Industrials

Research & Consulting Services	5.8
CoStar Group, Inc.(a)		82,500	7,099,950
Dun & Bradstreet Holdings, Inc.(a)		320,000	5,379,200

Industrial Machinery	4.7
Ingersoll Rand, Inc.(a)		130,000	6,553,300
IDEX Corp.		17,500	3,621,625

Aerospace & Defense	2.9
HEICO Corp. - Class A		52,000	6,158,360

	13.4		28,812,435
Financials

Property & Casualty Insurance	4.4
Markel Corp.(a)		8,000	9,561,040

Financial Exchanges & Data	3.1
MarketAxess Holdings, Inc.		16,000	6,731,040

Regional Banks	3.0
First Republic Bank		33,000	6,365,040

	10.5		22,657,120
Information Technology

Application Software	4.7
Guidewire Software, Inc.(a)		57,500	6,835,025
ACI Worldwide, Inc.(a)		110,000	3,380,300

% of Net
Information Technology	Assets	Shares	$ Value

Data Processing & Outsourced Services	2.3
Black Knight, Inc.(a)		67,500	4,860,000

Electronic Components	2.0
Dolby Laboratories, Inc. - Class A		50,000	4,400,000

	9.0		19,475,325
Materials

Construction Materials	5.3
Martin Marietta Materials, Inc.		18,500	6,321,080
Vulcan Materials Co.		30,000	5,074,800

Specialty Chemicals	3.5
Axalta Coating Systems Ltd.(a) (b)		255,000	7,443,450

	8.8		18,839,330
Health Care

Health Care Services	5.6
Laboratory Corp. of America Holdings(a)		42,500	11,961,200
Other

Other	2.9
EverArc Holdings Ltd.(b) (c)		500,000	6,250,000

Total Common Stocks (Cost $106,312,469)			202,131,870

Non-Convertible Preferred Stocks - 1.8%

Qurate Retail, Inc. 8.00% 3/15/31 (Cost $2,581,983)		35,000	3,785,250

Warrants - 0.0%

EverArc Holdings Ltd. (Cost $5,000) (b) (d)		500,000	87,500

Cash Equivalents - 3.2%

U.S. Treasury Bill 0.03% 11/23/21 (Cost
$6,999,686) (e)		7,000,000	6,999,691

Total Investments in Securities (Cost $115,899,138)			213,004,311

Cash - 1.3%(f)			2,734,652
Other Assets Less Other Liabilities - (0.2%)			(408,495)
Net Assets - 100%			215,330,468

Net Asset Value Per Share - Investor Class			58.88

(a)	Non-income producing.
(b)	Foreign domiciled entity.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)	The expiration date has yet to be determined but will be set based on the terms outlined in the prospectus.
(e)	Interest rates presented represent the effective yield at September 30, 2021.
(f)	Cash held in an interest bearing account with a .03% interest rate.

The accompanying notes form an integral part of these financial statements.

44 2021 Semi-Annual Report

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments
September 30, 2021 (Unaudited)

Municipal Bonds - 94.6%
% of Net		$ Principal
	Assets	Amount	$ Value

Arizona	0.3
Arizona Industrial Development Authority Revenue 5%
2/01/23		100,000	106,113

California	0.7
San Diego County Regional Airport Authority Revenue
Series B 5% 7/01/25		200,000	232,082

Colorado	0.3
Colorado Bridge Enterprise Revenue 4% 12/31/23		100,000	107,850

Florida	0.6
State of Florida General Obligation 4% 6/01/36		200,000	221,434

Nebraska	87.2
Ashland-Greenwood Public Schools General Obligation
3% 12/15/42		100,000	109,522
Cass County School District No. 22 General Obligation
2.05% 12/15/25		375,000	379,218
2.2% 12/15/26		250,000	252,867
City of Bellevue NE General Obligation Series A 3%
9/15/32		500,000	532,864
City of Blair NE Water System Revenue
AMT,
2.65% 12/15/24		100,000	100,092
2.85% 12/15/25		100,000	100,095
3% 12/15/26		100,000	100,085
3.1% 12/15/27		100,000	100,072
3.2% 12/15/28		100,000	100,070
City of Columbus NE Combined Utilities System Revenue
4% 6/15/33		200,000	240,646
AGM Insured,
4% 12/15/26		100,000	116,426
4% 12/15/27		100,000	116,774
City of Grand Island NE Combined Utility System Revenue
Series A AGM Insured,
4% 8/15/35		205,000	242,946
4% 8/15/36		125,000	147,566
City of Grand Island NE General Obligation
3% 11/15/27		150,000	163,729
3% 11/15/30		150,000	161,619
City of Gretna NE 4% 12/15/25		500,000	553,255
City of Lincoln NE Electric System Revenue 5% 9/01/28		1,000,000	1,044,194
City of Lincoln NE General Obligation
5% 5/15/22		100,000	102,962
5% 5/15/23		135,000	145,399
City of Norfolk NE General Obligation 0.65% 5/15/24		375,000	375,211
City of Omaha NE General Obligation
Series A
4% 4/15/22		315,000	321,484
4% 4/15/23		185,000	195,585
4% 1/15/33		260,000	307,625
3% 4/15/34		100,000	110,395
3% 4/15/35		100,000	110,117
Series B
3% 11/15/24		400,000	412,591
City of Omaha NE Sewer Revenue
5% 11/15/22		200,000	210,808
5% 4/01/26		250,000	298,670

% of Net	$ Principal
Assets	Amount	$ Value

4% 4/01/31	350,000	396,943
Series A
4% 4/01/34	100,000	120,974
City of Papillion NE General Obligation 3% 9/15/24	420,000	427,183
Columbus Ne
3% 12/15/29	150,000	162,995
3% 12/15/30	150,000	161,973
County of Saline NE Revenue 3% 2/15/31	200,000	212,279
County of Sarpy NE 1.75% 6/15/26	500,000	500,426
County of Seward NE General Obligation 3% 12/15/30	605,000	645,754
Dawson County Public Power District Revenue
Series A
2% 6/15/26	170,000	170,134
2.1% 6/15/27	105,000	105,090
Series B
2.5% 6/15/28	135,000	135,139
3% 6/15/29	245,000	245,356
3% 6/15/30	355,000	355,469
Dodge County School District No. 595 General Obligation
1.9% 6/15/32	200,000	201,301
Douglas County Hospital Authority No. 2 Revenue
5% 5/15/26	500,000	553,286
5% 5/15/30	140,000	166,387
4% 5/15/32	700,000	795,455
Douglas County Hospital Authority No. 3 Revenue
5% 11/01/21	100,000	100,358
5% 11/01/22	250,000	262,709
Douglas County School District No. 59 NE General
Obligation 3% 12/15/32	100,000	106,423
Kearney School District General Obligation 3% 12/15/24	250,000	269,788
Lancaster County School District 001 General Obligation
4% 1/15/33	250,000	289,283
Lincoln Airport Authority Revenue AMT, 5% 7/01/27	150,000	183,806
Lincoln-Lancaster County Public Building Commission
Revenue 3% 12/01/25	500,000	547,178
Madison County Hospital Authority No. 1 Revenue 5%
7/01/23	250,000	269,065
Metropolitan Utilities District of Omaha Gas System
Revenue 4% 12/01/27	450,000	498,211
Municipal Energy Agency of Nebraska Revenue
5% 4/01/27	350,000	422,153
Series A
5% 4/01/29	300,000	306,741
Nebraska Cooperative Republican Platte Enhancement
Project Revenue Series A 2% 12/15/29	250,000	256,946
Nebraska Educational Health Cultural & Social Services
Finance Authority Revenue 4% 1/01/34	110,000	123,940
Nebraska Investment Finance Authority Revenue
Series A
2.05% 9/01/24	120,000	124,541
Series C
1.85% 3/01/23	100,000	101,911
2% 9/01/35	325,000	325,506
Nebraska Public Power District Revenue
Series A-2
5% 1/01/24	250,000	252,922
Series C
5% 1/01/32	65,000	76,112
5% 1/01/35	480,000	560,340
Nebraska State College Facilities Corp. Revenue AGM
Insured, 4% 7/15/28	750,000	853,703
Omaha Public Facilities Corp. Revenue
4% 6/01/28	585,000	666,306

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 45

% of Net	$ Principal
Assets	Amount	$ Value

Series A
4% 6/01/31	155,000	187,703
Series C
4% 4/01/33	340,000	399,249
4% 4/01/39	500,000	576,177
Omaha Public Power District Revenue
Series A
2.85% 2/01/27	500,000	526,738
Series C
5% 2/01/39	150,000	170,493
Omaha School District General Obligation
5% 12/15/29	350,000	424,918
5% 12/15/31	135,000	163,479
Omaha-Douglas Public Building Commission General
Obligation
5% 5/01/26	725,000	745,287
Series B
5% 5/01/32	550,000	699,586
Papillion Municipal Facilities Corp. Revenue
2% 12/15/32	100,000	102,414
2% 12/15/34	200,000	203,910
Papillion-La Vista School District No. 27 General
Obligation
Series A
2.05% 12/01/24	150,000	151,275
2.2% 12/01/25	150,000	151,305
2.3% 12/01/26	275,000	277,262
Series B
4% 12/01/35	400,000	484,245
Papio-Missouri River Natural Resource District General
Obligation
2.25% 12/15/21	100,000	100,159
5% 12/15/26	185,000	191,276
Public Power Generation Agency Revenue
5% 1/01/28	500,000	567,195
5% 1/01/32	140,000	165,979
Sarpy County School District No. 1 General Obligation 5%
12/15/29	550,000	687,876
Southeast Community College Certificates of Participation
3% 12/15/22	400,000	413,646
State of Nebraska Certificates of Participation Series A
2% 4/01/26	150,000	156,500
University of Nebraska Facilities Corp. Revenue 5%
7/15/29	380,000	451,735
University of Nebraska Revenue
5% 7/01/23	250,000	259,022
3% 7/01/25	100,000	109,451
2.5% 7/01/26	210,000	228,727
3% 7/01/27	100,000	112,861
5% 5/15/30	100,000	125,282
Upper Republican Natural Resource District Revenue
AGM Insured,
4% 12/15/25	245,000	255,652
4% 12/15/27	395,000	411,646
Village of Boys Town NE Revenue
3% 9/01/28	700,000	780,648
3% 7/01/35	325,000	357,386
Westside Community Schools General Obligation 2.5%
12/01/22	250,000	256,782
Winside Public Schools 2% 6/15/31	350,000	357,568

		30,360,405

% of Net		$ Principal
	Assets	Amount	$ Value

New Mexico	1.2
New Mexico Finance Authority Revenue Series C 4%
6/01/34		365,000	412,512

Texas	2.9
City of Austin Tx Airport System Revenue Series B AMT,
5% 11/15/26		250,000	301,838
City of Austin Tx Electric Utility Revenue Series A 5%
11/15/35		100,000	130,449
County of Bexar TX General Obligation 4% 6/15/36		500,000	564,248

			996,535

Utah	0.4
City of Salt Lake City UT Public Utilities Revenue 5%
2/01/35		100,000	126,050

Washington	1.0
Pierce County School District No. 10 Tacoma General
Obligation Series B 4% 12/01/35		100,000	122,208
Port of Seattle WA Revenue Series C 5% 5/01/26		200,000	237,441

			359,649

Total Municipal Bonds (Cost $31,990,315)			32,922,630
Total Investments in Securities (Cost $31,990,315)			32,922,630

Cash - 4.4%(a)			1,518,051
Other Assets Less Other Liabilities - 1.0%			344,848
Net Assets - 100%			34,785,529

Net Asset Value Per Share - Investor Class			10.16

(a)	Cash held in an interest bearing account with a .03% interest rate.

The accompanying notes form an integral part of these financial statements.

46 2021 Semi-Annual Report

PARTNERS III OPPORTUNITY FUND
Schedule of Investments
September 30, 2021 (Unaudited)

Common Stocks - 91.8%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	16.3
Liberty Media Corp-Liberty SiriusXM(a) (b)
Class C		550,000	26,108,500
Class A		250,000	11,792,500
Liberty Broadband Corp.(a) (b)
Class C		150,000	25,905,000
Class A		60,000	10,101,000
Liberty Global PLC - Class C(a) (b) (c)		1,000,000	29,460,000

Interactive Media & Services	11.2
Alphabet, Inc. - Class C(a) (b)		15,000	39,979,650
Facebook, Inc. - Class A(a) (b)		90,000	30,545,100

	27.5		173,891,750
Financials

Multi-Sector Holdings	9.5
Berkshire Hathaway, Inc. - Class B(a) (b)		220,000	60,046,800

Property & Casualty Insurance	5.7
Markel Corp.(a) (b)		30,000	35,853,900

Insurance Brokers	4.5
Aon plc - Class A(c)		100,000	28,577,000

Investment Banking & Brokerage	3.7
The Charles Schwab Corp.		325,000	23,673,000

	23.4		148,150,700
Information Technology

Data Processing & Outsourced Services	14.1
Visa, Inc. - Class A		135,000	30,071,250
Mastercard, Inc. - Class A(b)		80,000	27,814,400
Fidelity National Information Services, Inc.		150,000	18,252,000
Black Knight, Inc.(a)		180,000	12,960,000

Application Software	4.0
Intelligent Systems Corp.† (a)		630,000	25,584,300

Semiconductors	2.6
Texas Instruments, Inc.(b)		85,000	16,337,850

	20.7		131,019,800
Consumer Discretionary

Internet & Direct Marketing Retail	4.4
Amazon.com, Inc.(a) (b)		6,000	19,710,240
Qurate Retail, Inc. - Class A(b)		800,000	8,152,000

Automotive Retail	2.0
CarMax, Inc.(a) (b)		100,000	12,796,000

	6.4		40,658,240
Industrials

Research & Consulting Services	5.1
Dun & Bradstreet Holdings, Inc.(a)		1,000,000	16,810,000
CoStar Group, Inc.(a)		180,000	15,490,800

	5.1		32,300,800

% of Net
Health Care	Assets Shares		$ Value

Health Care Services	4.5
Laboratory Corp. of America Holdings(a) (b)		100,000	28,144,000
Materials

Construction Materials	1.2
Vulcan Materials Co.		45,000	7,612,200
Other

Other	3.0
EverArc Holdings Ltd.(c) (d)		1,500,000	18,750,000

Total Common Stocks (Cost $251,499,583)			580,527,490

Non-Convertible Preferred Stocks - 3.0%
Qurate Retail, Inc. 8.00% 3/15/31 (Cost $15,834,323) (b)		175,000	18,926,250

Warrants - 0.0%
EverArc Holdings Ltd. (Cost $15,000) (c) (e)		1,500,000	262,500

Cash Equivalents - 3.2%

U.S. Treasury Bills, 0.02% to 0.05%, 10/12/21
to 11/23/21(f)		20,000,000	19,999,188

Total Cash Equivalents (Cost $19,999,030)			19,999,188
Total Investments in Securities (Cost $287,347,936)			619,715,428
Due from Broker - 18.8%			119,092,934
Securities Sold Short - (18.6)%			(118,044,400)
Cash - 1.6%(g)			10,045,901
Other Assets Less Other Liabilities - 0.2%			1,810,535
Net Assets - 100%			632,620,399

Net Asset Value Per Share - Investor Class			16.23
Net Asset Value Per Share - Institutional Class			17.24

Securities Sold Short - (18.6)%		Shares	$ Value

Invesco QQQ Trust		90,000	(32,216,400)
SPDR S&P 500 ETF Trust		200,000	(85,828,000)
Total Securities Sold Short (proceeds $62,501,947)			(118,044,400)

†	Non-controlled affiliate.
(a)	Non-income producing.
(b)	Fully or partially pledged as collateral on securities sold short.
(c)	Foreign domiciled entity.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)	The expiration date has yet to be determined but will be set based on the terms outlined in the prospectus.
(f)	Interest rates presented represent the effective yield at September 30, 2021.
(g)	Cash held in an interest bearing account with a .03% interest rate.

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 47

PARTNERS VALUE FUND
Schedule of Investments
September 30, 2021 (Unaudited)

Common Stocks - 97.7%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	17.0
Liberty Broadband Corp.(a)
Class C		90,000	15,543,000
Class A		70,000	11,784,500
Liberty Media Corp-Liberty SiriusXM(a)
Class C		435,000	20,649,450
Class A		120,000	5,660,400
Liberty Global PLC - Class C(a) (b)		725,000	21,358,500
Liberty Latin America Ltd. - Class C(a) (b)		1,205,550	15,816,816

Interactive Media & Services	10.7
Alphabet, Inc. - Class C(a)		14,500	38,646,995
Facebook, Inc. - Class A(a)		55,000	18,666,450

	27.7		148,126,111
Financials

Multi-Sector Holdings	5.1
Berkshire Hathaway, Inc. - Class B(a)		100,000	27,294,000

Insurance Brokers	4.7
Aon plc - Class A(b)		87,282	24,942,577

Investment Banking & Brokerage	4.4
The Charles Schwab Corp.		325,000	23,673,000

Property & Casualty Insurance	3.3
Markel Corp.(a)		14,500	17,329,385

Regional Banks	2.3
First Republic Bank		64,000	12,344,320

Financial Exchanges & Data	1.9
MarketAxess Holdings, Inc.		24,000	10,096,560

	21.7		115,679,842
Information Technology

Data Processing & Outsourced Services	9.3
Visa, Inc. - Class A		92,500	20,604,375
Mastercard, Inc. - Class A		50,000	17,384,000
Black Knight, Inc.(a)		160,000	11,520,000

Application Software	3.7
Guidewire Software, Inc.(a)		120,000	14,264,400
ACI Worldwide, Inc.(a)		180,000	5,531,400

Semiconductors	3.0
Texas Instruments, Inc.		85,000	16,337,850

	16.0		85,642,025
Consumer Discretionary

Automotive Retail	6.2
CarMax, Inc.(a)		145,000	18,554,200
AutoZone, Inc.(a)		8,500	14,432,915

Distributors	4.0
LKQ Corp.(a)		425,000	21,386,000

	10.2		54,373,115

	% of Net
Industrials	Assets	Shares	$ Value

Research & Consulting Services	5.1
CoStar Group, Inc.(a)		220,000	18,933,200
Dun & Bradstreet Holdings, Inc.(a)		500,000	8,405,000

Aerospace & Defense	2.7
HEICO Corp. - Class A		120,000	14,211,600

Industrial Machinery	1.5
IDEX Corp.		40,000	8,278,000

	9.3		49,827,800
Materials

Construction Materials	6.3
Vulcan Materials Co.		113,000	19,115,080
Martin Marietta Materials, Inc.		42,500	14,521,400

Specialty Chemicals	2.6
Axalta Coating Systems Ltd.(a) (b)		465,000	13,573,350

	8.9		47,209,830
Health Care

Health Care Services	3.9
Laboratory Corp. of America Holdings(a)		74,100	20,854,704

Total Common Stocks (Cost $248,622,218)			521,713,427

Cash Equivalents - 1.9%

U.S. Treasury Bills, 0.02% to 0.03%, 10/12/21
to 11/23/21(c)		10,000,000	9,999,743

Total Cash Equivalents (Cost $9,999,707)			9,999,743
Total Investments in Securities (Cost $258,621,925)			531,713,170

Cash - 0.5%(d)			2,804,838
Other Assets Less Other Liabilities - (0.1%)			(555,303)
Net Assets - 100%			533,962,705

Net Asset Value Per Share - Investor Class			35.48
Net Asset Value Per Share - Institutional Class			36.23

(a)	Non-income producing.
(b)	Foreign domiciled entity.
(c)	Interest rates presented represent the effective yield at September 30, 2021.
(d)	Cash held in an interest bearing account with a .03% interest rate.

The accompanying notes form an integral part of these financial statements.

48 2021 Semi-Annual Report

SHORT DURATION INCOME FUND
Schedule of Investments
September 30, 2021 (Unaudited)

Corporate Bonds - 15.9%
	$ Principal
	Amount	$ Value

Abercrombie & Fitch Management Co.
8.75% 7/15/25(a)	2,125,000	2,322,168
American Airlines Group, Inc.
3.75% 3/01/25(a)	750,000	676,762
American Airlines Inc/AAdvantage Loyalty IP Ltd.
5.5% 4/20/26(a)	750,000	789,375
American Tower Corp.
2.25% 1/15/22	5,000,000	5,027,064
Ares Capital Corp. (ARES)
4.2% 6/10/24	3,000,000	3,218,174
Ashtead Capital, Inc.
1.5% 8/12/26(a)	1,000,000	990,249
4.375% 8/15/27(a)	3,000,000	3,147,510
Boeing Co. (The)
4.508% 5/01/23	1,000,000	1,056,717
Boston Properties LP
3.125% 9/01/23	9,560,000	9,970,042
Brunswick Corp./de
0.85% 8/18/24	500,000	500,105
Calumet Specialty Products Partners LP/Calumet Finance
Corp.
7.625% 1/15/22	480,000	480,679
Carlisle Cos., Inc.
0.55% 9/01/23	2,000,000	1,999,566
3.5% 12/01/24	500,000	535,713
Delta Air Lines Inc/SkyMiles IP Ltd.
4.5% 10/20/25(a)	3,000,000	3,210,885
Delta Air Lines, Inc.
3.625% 3/15/22	1,905,000	1,921,995
Devon Energy Corp.
5.25% 10/15/27(a)	390,000	414,601
Diamondback Energy, Inc.
2.875% 12/01/24	3,379,000	3,549,169
Discovery Communications LLC
2.95% 3/20/23	2,277,000	2,356,169
Drax Finco PLC
6.625% 11/01/25(a) (b)	3,500,000	3,618,125
Energy Transfer LP
5.2% 2/01/22	3,500,000	3,512,569
EPR Properties
5.25% 7/15/23	5,912,000	6,223,962
EQT Corp.
3% 10/01/22	1,180,000	1,202,243
Expedia Group, Inc.
3.6% 12/15/23	2,000,000	2,117,492
First Republic Bank
2.5% 6/06/22	4,200,000	4,256,088
Hercules Capital, Inc.
2.625% 9/16/26	1,500,000	1,500,352
Highwoods Realty, LP
3.625% 1/15/23	1,275,000	1,312,747
iStar, Inc.
4.25% 8/01/25	2,402,000	2,498,032
JPMorgan Chase & Co.
3.375% 5/01/23	3,956,000	4,138,413
0.768% 8/09/25	1,000,000	996,210
Kimco Realty Corp.
3.125% 6/01/23	495,000	513,182
Kinder Morgan Energy Partners LP
3.95% 9/01/22	2,000,000	2,048,027
L Brands, Inc.
6.694% 1/15/27	1,000,000	1,154,335

	$ Principal
	Amount	$ Value

Lennar Corp.
4.875% 12/15/23	1,951,000	2,107,139
Level 3 Financing, Inc.
5.25% 3/15/26	1,455,000	1,503,379
Markel Corp.
4.9% 7/01/22	3,850,000	3,974,535
Matador Resources Co.
5.875% 9/15/26	500,000	517,515
Metropolitan Life Global Funding I
2.4% 6/17/22(a)	1,000,000	1,015,754
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd.
6.5% 6/20/27(a)	1,000,000	1,088,710
MPLX LP
3.375% 3/15/23	1,000,000	1,038,643
NGL Energy Partners LP/NGL Energy Finance Corp.
7.5% 11/01/23	55,000	53,538
NXP BV/NXP Funding LLC
4.625% 6/01/23(a) (b)	3,500,000	3,722,819
Office Properties Income Trust
4% 7/15/22	1,000,000	1,023,271
PDC Energy, Inc.
6.125% 9/15/24	2,925,000	2,972,531
5.75% 5/15/26	3,000,000	3,127,500
QVC, Inc.
4.375% 3/15/23	3,000,000	3,132,750
Qwest Corp.
6.75% 12/01/21	1,150,000	1,160,338
RELX Capital, Inc.
3.5% 3/16/23	1,800,000	1,875,970
Starwood Property Trust, Inc.
4.75% 3/15/25	375,000	395,156
U.S. Bancorp
2.4% 7/30/24	500,000	523,952
Wells Fargo & Co.
3.5% 3/08/22	7,900,000	8,011,947
Xerox Corp.
4.375% 3/15/23	1,370,000	1,418,799

Total Corporate Bonds (Cost $112,750,320)		115,922,966

Corporate Convertible Bonds - 2.7%

Redwood Trust, Inc.
4.75% 8/15/23	10,000,000	10,250,000
5.625% 7/15/24	6,300,000	6,536,925
5.75% 10/01/25	3,000,000	3,074,534

Total Corporate Convertible Bonds (Cost $18,508,221)		19,861,459

Asset-Backed Securities - 29.7%

Automobile
ACC Auto Trust (AUTOC)
Series 2021-A Class A - 1.08% 4/15/27(a)	4,068,191	4,073,542
American Credit Acceptance Receivables Trust (ACAR)
Series 2020-1 Class B - 2.08% 12/13/23(a)	938,153	938,966
Series 2020-2 Class A - 1.65% 12/13/23(a)	117,602	117,692
Series 2020-4 Class A - 0.53% 3/13/24(a)	531,050	531,384
Series 2021-2 Class B - 0.37% 10/15/24(a)	1,370,581	1,371,354
Series 2021-3 Class A - 0.62% 10/13/23(a)	317,308	317,392

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 49

	$ Principal
	Amount	$ Value

ARI Fleet Lease Trust (ARIFL)
Series 2018-B Class A2 - 3.22% 8/16/27(a)	125,258	125,642
Series 2019-A Class A - 2.41% 11/15/27(a)	279,110	281,150
Series 2020-A Class A - 1.77% 8/15/28(a)	812,867	816,788
Arivo Acceptance Auto Loan Receivables Trust (ARIVO)
Series 2021-1A Class A - 1.19% 1/15/27(a)	694,735	695,753
Carvana Auto Receivables Trust (CRVNA)
Series 2019-1A Class C - 3.5% 2/15/24(a)	284,266	286,594
Series 2019-3A B Class B - 2.51% 4/15/24(a)	288,377	290,037
Chesapeake Funding II LLC (CFII)
Series 2021-1A Class A1 - 0.47% 4/15/33(a)	2,188,018	2,189,230
Drive Auto Receivables Trust (DRIVE)
Series 2017-1 Class D - 3.84% 3/15/23	80,488	80,604
DT Auto Owner Trust (DTAOT)
Series 2018-3A Class A - 3.79% 7/15/24(a)	164,326	164,555
Series 2020-3A Class C - 0.54% 4/15/24(a)	195,387	195,594
Enterprise Fleet Financing LLC (EFF)
Series 2019-2 Class A - 2.29% 2/20/25(a)	1,140,812	1,153,813
Series 2020-1 Class A - 1.78% 12/22/25(a)	2,188,385	2,213,064
Exeter Automobile Receivables Trust (EART)
Series 2017-3A Class C - 3.68% 7/17/23(a)	534,386	541,093
First Investors Auto Owner Trust (FIAOT)
Series 2019-2A Class A - 2.21% 9/16/24(a)	362,570	364,213
Foursight Capital Automobile Receivables Trust (FCRT)
Series 2021-1 Class A2 - 0.4% 8/15/24(a)	871,938	872,234
GLS Auto Receivables Issuer Trust (GCAR)
Series 2019-4A Class A - 2.47% 11/15/23(a)	346,673	348,053
Series 2020-1A Class A - 2.17% 2/15/24(a)	1,303,526	1,308,476
Series 2020-2A Class A1 - 1.58% 8/15/24(a)	965,640	969,692
Series 2020-2A Class B - 3.16% 6/16/25(a)	250,000	257,739
Series 2020-3A Class A - 0.69% 10/16/23(a)	156,928	157,058
Series 2020-3A Class B - 1.38% 8/15/24(a)	1,000,000	1,005,244
Series 2021-1A Class A1 - 0.34% 5/15/24(a)	1,654,739	1,655,334
JPMorgan Chase Auto Credit Linked Note (CACLN)
Series 2020-1 Class A5 - 0.991% 1/25/28(a)	1,276,915	1,280,740
Series 2020-2 Class A2 - 0.84% 2/25/28(a)	1,306,380	1,308,632
Series 2021-1 Class A2 - 0.875% 9/25/28(a)	5,376,562	5,382,496
Series 2021-2 Class A4 - 0.889% 12/26/28(a)	4,500,000	4,500,508
Securitized Term Auto Loan Receivables Trust (SSTRT)
Series 2019-CRTA Class A - 2.453% 3/25/26(a) (b)	706,446	715,812
Series 2019-CRTA Class C - 2.849% 3/25/26(a) (b)	529,835	537,821
United Auto Credit Securitization Trust (UACST)
Series 2021-1 Class A - 0.34% 7/10/23(a)	242,885	242,929
Westlake Automobile Receivables Trust (WLAKE)
Series 2020-2A Class A - 0.93% 2/15/24(a)	1,493,711	1,496,725

		38,787,953

Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO LP (ABPCI)
Series 2016-1A Class A1A2 - 1.88249% 7/20/33 Floating
Rate (Qtrly LIBOR + 170)(a) (b) (c)	2,000,000	1,999,988
Series 2020-10A Class A - 2.08425% 1/20/32 Floating
Rate (Qtrly LIBOR + 195)(a) (b) (c)	6,500,000	6,511,981
AUDAX SENIOR DEBT CLO LLC (AUDAX)
Series 2021-6A Class A1 - 1.63797% 10/20/33 Floating
Rate (Qtrly LIBOR + 150)(a) (c)	6,000,000	6,000,000
Ballyrock CLO Ltd. (BALLY)
Series 2016-1A Class BR2 - 1.47613% 10/15/28 Floating
Rate (Qtrly LIBOR + 135)(a) (b) (c)	4,000,000	3,999,996

	$ Principal
	Amount	$ Value

BlackRock Elbert CLO V Ltd. (ELB)
Series 5A Class A1 - 2.016% 12/15/31 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	4,000,000	4,006,860
Blackrock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class A - 1.83425% 4/20/33 Floating
Rate (Qtrly LIBOR + 170)(a) (b) (c)	5,500,000	5,499,983
Brightwood Capital MM CLO Ltd. (BWCAP)
Series 2020-1A Class A - 2.016% 12/15/28 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	3,686,744	3,691,703
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class A - 1.97613% 10/15/31 Floating
Rate (Qtrly LIBOR + 185)(a) (b) (c)	5,500,000	5,516,676
Series 2020-2A Class A - 2.02613% 10/15/32 Floating
Rate (Qtrly LIBOR + 190)(a) (b) (c)	4,500,000	4,506,457
Series 2021-2A Class A - 1.74613% 4/22/33 Floating
Rate (Qtrly LIBOR + 162)(a) (b) (c)	3,000,000	2,999,994
Fortress Credit Opportunities CLO Ltd. (FCO)
Series 2017-9A Class A1TR 10/15/33 Floating Rate
(Qtrly LIBOR + 155)(a) (b) (c)	1,500,000	1,500,000
Series 2021-15A Class A2 - 1.75215% 4/25/33 Floating
Rate (Qtrly LIBOR + 155)(a) (b) (c)	3,500,000	3,499,965
Golub Capital Partners CLO Ltd. (GOCAP)
Series 2016-31A Class CR - 3.02138% 8/05/30 Floating
Rate (Qtrly LIBOR + 290)(a) (b) (c)	1,000,000	999,987
Series 2021-54A Class A2 - 1.65065% 8/05/33 Floating
Rate (Qtrly LIBOR + 153)(a) (b) (c)	4,500,000	4,500,000
Series 2021-54A Class B - 1.97065% 8/05/33 Floating
Rate (Qtrly LIBOR + 185)(a) (b) (c)	2,500,000	2,500,000
Maranon Loan Funding Ltd. (MRNON)
Series 2021-2RA Class A1R - 1.78349% 7/15/33 Floating
Rate (Qtrly LIBOR + 169)(a) (b) (c)	5,000,000	5,000,098
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class A1 9/14/33 Floating Rate (Qtrly
LIBOR + 150)(a) (b) (c)	7,500,000	7,500,023
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A1 - 1.38425% 4/20/29 Floating
Rate (Qtrly LIBOR + 125)(a) (b) (c)	3,000,000	2,999,994

		73,233,705

Consumer & Specialty Finance
Affirm Asset Securitization Trust (AFFRM)
Series 2020-A Class A - 2.1% 2/18/25(a)	6,750,000	6,785,691
Series 2021-A Class A4 - 0.88% 8/15/25(a)	2,150,000	2,155,069
Series 2021-B Class A - 1.03% 8/15/26(a)	2,000,000	2,003,812
Bankers Healthcare Group Securitization Trust (BHG)
Series 2020-A Class A - 2.56% 9/17/31(a)	3,954,601	4,013,938
Series 2021-A Class A - 1.42% 11/17/33(a)	885,892	888,039
Conn's Receivables Funding LLC (CONN)
Series 2020-A Class A - 1.71% 6/16/25(a)	76,526	76,595
Foundation Finance Trust (FFIN)
Series 2019-1A Class A - 3.86% 11/15/34(a)	1,585,406	1,632,396
Freed ABS Trust (FREED)
Series 2020-FP1 Class A - 2.52% 3/18/27(a)	200,854	201,349
Series 2021-1CP Class A - 0.66% 3/20/28(a)	712,486	712,927
Series 2021-2 Class A - 0.68% 6/19/28(a)	1,001,186	1,001,904
Marlette Funding Trust (MFT)
Series 2019-2A Class A - 3.13% 7/16/29(a)	23,016	23,038
Series 2019-3A Class A - 2.69% 9/17/29(a)	47,650	47,747
Series 2019-4A Class A - 2.39% 12/17/29(a)	384,062	385,234
Series 2020-2A Class A - 1.02% 9/16/30(a)	76,102	76,118
Series 2021-1A Class A2 - 0.6% 6/16/31(a)	1,583,995	1,585,227
Series 2021-2A Class A - 0.51% 9/15/31(a)	3,459,391	3,460,536
Series 2021-2A Class B - 1.06% 9/15/31(a)	2,000,000	2,003,901

The accompanying notes form an integral part of these financial statements.

50 2021 Semi-Annual Report

SHORT DURATION INCOME FUND (CONTINUED)
Schedule of Investments
September 30, 2021 (Unaudited)

	$ Principal
	Amount	$ Value

Onemain Financial Issuance Trust (OMFIT)
Series 2018-1A Class A - 3.3% 3/14/29(a)	5,800,455	5,816,310
Series 2018-1A Class B - 3.61% 3/14/29(a)	1,500,000	1,527,180
Pagaya AI Debt Selection Trust (PAID)
Series 2020-3 Class A - 2.1% 5/17/27(a)	1,650,261	1,660,204
Series 2021-1 Class A - 1.18% 11/15/27(a)	5,848,412	5,864,328
Series 2021-3 Class A - 1.15% 5/15/29(a)	1,500,000	1,500,908
Series 2021-HG1 Class A - (0.02)% 1/16/29	4,961,858	4,968,229
Small Business Lending Trust (SBIZ)
Series 2020-A Class A - 2.62% 12/15/26(a)	329,611	330,406
SoFi Consumer Loan Program Trust (SCLP)
Series 2018-4 Class C - 4.17% 11/26/27(a)	2,711,908	2,750,751
Series 2019-3 Class A - 2.9% 5/25/28(a)	158,711	158,940
Series 2019-4 Class A - 2.45% 8/25/28(a)	218,359	219,179
Series 2020-1 Class A - 2.02% 1/25/29(a)	427,903	430,629
Theorem Funding Trust (THRM)
Series 2021-1A Class A - 1.28% 12/15/27(a)	6,780,014	6,787,083
Upstart Securitization Trust (UPST)
Series 2017-2 Class C - 5.59% 3/20/25(a)	284,027	284,559
Series 2019-2 Class B - 3.734% 9/20/29(a)	994,986	1,004,046
Series 2019-3 Class A - 2.684% 1/21/30(a)	327,445	328,240
Series 2020-1 Class A - 2.322% 4/22/30(a)	1,466,833	1,474,126
Series 2020-3 Class A - 1.702% 11/20/30(a)	2,246,785	2,258,408
Series 2021-1 Class A - 0.87% 3/20/31(a)	1,325,488	1,328,251
Series 2021-2 Class A - 0.91% 6/20/31(a)	1,461,795	1,464,005
Series 2021-3 Class A - 0.83% 7/20/31(a)	1,898,361	1,899,377

		69,108,680

Equipment
Amur Equipment Finance Receivables LLC (AXIS)
Series 2020-1A Class A2 - 1.68% 8/20/25(a)	933,269	941,137
Series 2021-1A Class A - 0.22% 4/20/22(a)	15,779	15,780
Series 2021-1A Class A2 - 0.75% 11/20/26(a)	4,250,000	4,253,600
BCC Funding Corp LLC (BCCFC)
Series 2019-1A Class A2 - 2.46% 8/20/24(a)	1,732,347	1,751,268
Series 2020-1 Class A2 - 0.91% 8/20/25(a)	687,502	689,452
CCG Receivables Trust (CCG)
Series 2019-1 Class B - 3.22% 9/14/26(a)	250,000	256,517
Series 2019-2 Class A - 2.11% 3/15/27(a)	901,027	909,897
Dell Equipment Finance Trust (DEFT)
Series 2019-1 Class C - 3.14% 3/22/24(a)	2,750,000	2,769,307
Series 2021-2 Class A2 - 0.53% 12/22/26(a)	625,000	624,268
Dext ABS LLC (DEXT)
Series 2020-1 Class A - 1.46% 2/16/27(a)	2,142,037	2,150,473
GreatAmerica Leasing Receivables Funding LLC (GALC)
Series 2020-1 Class A - 1.76% 6/15/22(a)	1,462,079	1,464,902
Hewett-Packard Financial Services Equipment Trust
(HPEFS)
Series 2019-1A Class D - 2.72% 9/20/29(a)	1,000,000	1,018,035
Series 2020-1A Class A2 - 1.73% 2/20/30(a)	272,997	273,457
Series 2020-1A Class A3 - 1.76% 2/20/30(a)	3,500,000	3,520,843
Series 2021-1A Class A - 0.1653% 3/21/22(a)	134,243	134,245
MMAF Equipment Finance LLC (MMAF)
Series 2016-AA Class A - 1.76% 1/17/23(a)	61,479	61,536
Pawnee Equipment Receivables Series LLC (PWNE)
Series 2019-1 Class A2 - 2.29% 10/15/24(a)	3,571,364	3,602,995
Series 2020-1 Class A - 1.37% 11/17/25(a)	2,135,575	2,146,086

		26,583,798

	$ Principal
	Amount	$ Value

Other
Hilton Grand Vacations Trust (HGVT)
Series 2020-AA Class A - 2.74% 2/25/39(a)	339,878	353,937
Octane Receivables Trust (OCTL)
Series 2019-1A Class A - 3.16% 9/20/23(a)	866,196	871,801
Series 2020-1A Class A2 - 1.71% 2/20/25(a)	3,900,819	3,932,680
Series 2021-1A Class A5 - 0.93% 3/22/27(a)	1,711,668	1,713,499
Sierra Timeshare Receivables Funding LLC (SRFC)
Series 2019-2A Class A - 2.59% 5/20/36(a)	690,221	707,575
Series 2019-2A Class B - 2.82% 5/20/36(a)	86,278	88,253
Series 2020-2A Class A - 1.33% 7/20/37(a)	1,141,993	1,146,229
		8,813,974

Total Asset-Backed Securities (Cost $215,837,339)		216,528,110

Commercial Mortgage-Backed Securities - 11.1%

ACRES Commercial Realty Corp. (XAN)
Series 2020-RSO8 Class C - 2.31448% 3/15/35 Floating
Rate (Mthly LIBOR + 215)(a)	3,750,000	3,762,883
Series 2020-RSO8 Class D - 2.66448% 3/15/35 Floating
Rate (Mthly LIBOR + 250)(a)	1,500,000	1,502,815
AREIT Trust (AREIT)
Series 2021-CRE5 Class A 7/17/26 Floating Rate (Mthly
LIBOR + 108)(a)	6,000,000	6,000,000
BFLD Trust (BFLD)
Series 2020-OBRK Class A - 2.134% 11/15/22 Floating
Rate (Mthly LIBOR + 205)(a)	2,625,000	2,655,220
BPCRE Ltd. (BPCRE)
Series 2021-FL1 Class A4 - 1.23413% 2/15/37 Floating
Rate (Mthly LIBOR + 115)(a) (b)	4,000,000	4,011,496
BPR Trust (BPR)
Series 2021-KEN Class A - 1.334% 2/15/29 Floating
Rate (Mthly LIBOR + 125)(a)	3,000,000	3,002,734
GPMT Ltd. (GPMT)
Series 2018-FL1 Class C - 2.2335% 11/19/35 Floating
Rate (Mthly LIBOR + 215)(a) (b)	7,300,000	7,313,169
Series 2018-FL1 Class D - 3.0335% 11/21/35 Floating
Rate (Mthly LIBOR + 295)(a) (b)	4,500,000	4,504,460
Series 2021-FL3 Class A - 1.33738% 7/16/35 Floating
Rate (Mthly LIBOR + 125)(a) (b)	4,358,608	4,365,111
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class A4 - 1.13463% 6/16/36 Floating
Rate (Mthly LIBOR + 105)(a) (b)	4,750,000	4,766,392
Series 2021-FL2 Class A4 - 1.1% 9/19/26 Floating Rate
(Mthly LIBOR + 100)(a) (b)	2,750,000	2,750,000
Hilton USA Trust (HILT)
Series 2016-SFP Class E - 5.5191% 11/05/35(a)	4,300,000	4,339,422
KREF Ltd. (KREF)
Series 2021-FL2 Class A4 - 1.15413% 2/15/39 Floating
Rate (Mthly LIBOR + 107)(a) (b)	4,500,000	4,500,000
LoanCore Issuer Ltd. (LNCR)
Series 2021-CRE5 Class A - 1.38375% 7/15/36 Floating
Rate (Mthly LIBOR + 130)(a) (b)	5,000,000	5,009,250
MF1 Ltd. (MF1)
Series 21-FL7 Class A - 1.175% 10/18/36 Floating Rate
(Mthly LIBOR + 108)(a) (b)	2,000,000	2,001,200
PFP Ltd. (PFP)
Series 2019-5 Class B - 1.73463% 4/14/36 Floating Rate
(Mthly LIBOR + 165)(a) (b)	2,500,000	2,505,648
Series 2019-5 Class C - 2.08463% 4/14/36 Floating
Rate (Mthly LIBOR + 200)(a) (b)	1,500,000	1,505,250

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 51

	$ Principal
	Amount	$ Value

Series 2021-7 Class AS - 1.23375% 4/14/38 Floating
Rate (Mthly LIBOR + 115)(a) (b)	4,499,775	4,498,691
Ready Capital Mortgage Financing LLC (RCMT)
Series 2020-FL4 Class A - 2.236% 2/25/35 Floating
Rate (Mthly LIBOR + 215)(a)	3,999,762	4,033,196
VMC Finance LLC (VMC)
Series 2018-FL2 Class C - 2.03413% 10/15/35 Floating
Rate (Mthly LIBOR + 195)(a)	3,336,074	3,347,550
Series 2021-FL4 Class A - 1.18738% 6/16/36 Floating
Rate (Mthly LIBOR + 110)(a)	4,691,181	4,707,600

Total Commercial Mortgage-Backed Securities (Cost $80,901,275)		81,082,087

Mortgage-Backed Securities - 15.5%

Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 3649 Class A - 4% 3/15/25	428,299	445,715
Series 4107 Class LW - 1.75% 8/15/27	3,920,480	3,942,431
Series 4281 Class AG - 2.5% 12/15/28	308,634	313,758
Series 4107 Class LA - 2.5% 5/15/31	2,338,151	2,345,472
Series 3003 Class LD - 5% 12/15/34	578,439	660,562
Series 2952 Class PA - 5% 2/15/35	282,797	307,615
Series 3620 Class PA - 4.5% 12/15/39	503,540	541,603
Series 3842 Class PH - 4% 4/15/41	613,590	667,624

Pass-Through Securities
G18190 – 5.5% 6/01/22	1,331	1,345
G13300 – 4.5% 5/01/23	18,529	19,408
G18296 – 4.5% 2/01/24	58,945	61,816
G18306 – 4.5% 4/01/24	128,043	134,283
G18308 – 4% 5/01/24	240,444	254,805
J13949 – 3.5% 12/01/25	1,177,045	1,256,617
E02804 – 3% 12/01/25	768,666	809,614
J14649 – 3.5% 4/01/26	754,849	806,243
E02948 – 3.5% 7/01/26	2,444,465	2,611,370
J16663 – 3.5% 9/01/26	2,153,462	2,300,750
E03033 – 3% 2/01/27	1,269,504	1,337,985
ZS8692 – 2.5% 4/01/33	961,460	1,003,887
G01818 – 5% 5/01/35	680,804	764,251
		20,587,154

Federal National Mortgage Association
Collateralized Mortgage Obligations
Series 2010-54 Class WA - 3.75% 6/25/25	125,434	127,679

Pass-Through Securities
888595 – 5% 1/01/22	423	441
888439 – 5.5% 6/01/22	1,832	1,845
AR8198 – 2.5% 3/01/23	605,430	630,594
MA1502 – 2.5% 7/01/23	553,867	576,888
995960 – 5% 12/01/23	27,351	28,502
AD0629 – 5% 2/01/24	22,634	23,587
930667 – 4.5% 3/01/24	115,856	121,612
995693 – 4.5% 4/01/24	88,791	92,972
MA0043 – 4% 4/01/24	362,862	384,469
995692 – 4.5% 5/01/24	266,994	279,805
931739 – 4% 8/01/24	56,822	60,237
AE0031 – 5% 6/01/25	107,509	112,170
AD7073 – 4% 6/01/25	191,716	203,386
AL0471 – 5.5% 7/01/25	239,507	248,715

	$ Principal
	Amount	$ Value

310139 – 3.5% 11/01/25	1,385,366	1,479,670
AB1769 – 3% 11/01/25	668,059	703,961
AH3429 – 3.5% 1/01/26	3,569,605	3,812,164
AB2251 – 3% 2/01/26	890,090	939,441
AB3902 – 3% 11/01/26	618,137	651,322
AB4482 – 3% 2/01/27	3,085,384	3,256,454
AL1366 – 2.5% 2/01/27	1,146,510	1,198,513
AB6291 – 3% 9/01/27	611,266	644,700
MA3189 – 2.5% 11/01/27	1,040,375	1,083,839
MA3791 – 2.5% 9/01/29	2,065,077	2,154,599
BM5708 – 3% 12/01/29	1,702,672	1,793,207
MA0587 – 4% 12/01/30	1,935,634	2,088,964
BA4767 – 2.5% 1/01/31	1,174,725	1,228,575
AS7701 – 2.5% 8/01/31	3,266,107	3,432,155
555531 – 5.5% 6/01/33	1,420,758	1,637,695
MA3540 – 3.5% 12/01/33	1,176,753	1,258,451
725232 – 5% 3/01/34	131,466	149,604
995112 – 5.5% 7/01/36	636,254	737,986
		31,144,202

Government National Mortgage Association
Pass-Through Securities
5255 – 3% 12/20/26	2,675,706	2,814,932

Non-Government Agency
Collateralized Mortgage Obligations
Bunker Hill Loan Depositary Trust (BHLD)
Series 2019-3A Class A1 - 2.724% 11/25/59(a) (c)	1,685,887	1,705,004
Citigroup Mortgage Loan Trust, Inc. (CMLTI)
Series 2014-A Class A - 4% 1/25/35(a) (c)	504,060	520,437
COLT Mortgage Loan Trust (COLT)
Series 2019-4 Class A1 - 2.579% 11/25/49(a) (c)	1,242,453	1,243,740
Deephaven Residential Mortgage Trust (DRMT)
Series 2019-4A Class A1 - 2.791% 10/25/59(a) (c)	418,309	419,710
Flagstar Mortgage Trust (FSMT)
Series 2017-1 Class 2A2 - 3% 3/25/47(a) (c)	1,171,448	1,188,488
Series 2021-10IN Class A6 - 2.5% 10/25/51(a) (c)	6,000,000	6,142,500
Series 2021-7 Class B - 2.5% 12/31/99(a) (c)	6,412,245	6,518,548
GS Mortgage-Backed Securities Trust (GSMBS)
Series 2021-PJ9 Class A8 - 2.5% 2/26/52(a) (c)	4,000,000	4,075,290
Series 2020-NQM1 Class A1 - 1.382% 9/27/60(a) (c)	944,458	947,658
JPMorgan Mortgage Trust (JPMMT)
Series 2014-2 Class 2A2 - 3.5% 6/25/29(a) (c)	1,208,158	1,232,200
Series 2014-5 Class B - 2.88789% 10/25/29(a) (c)	2,550,996	2,620,375
Series 2016-3 Class A - 2.99603% 10/25/46(a) (c)	2,015,800	2,030,003
Series 2017-3 Class A - 2.5% 8/25/47(a) (c)	3,959,657	3,995,456
Series 2018-6 Class 2A2 - 3% 12/25/48(a) (c)	863,826	878,084
Series 2020-7 Class A - 3% 1/25/51(a) (c)	441,594	444,409
Series 2020-8 Class A - 3% 3/25/51(a) (c)	617,362	621,826
Series 2021-4 Class A4 - 2.5% 8/25/51(a) (c)	2,708,915	2,759,903
Series 2021-6 Class B - 2.5% 10/25/51(a) (c)	5,873,602	5,988,320
Series 2021-8 Class B - 2.5% 12/25/51(a) (c)	1,938,757	1,972,807
JPMorgan Wealth Management (JPMWM)
Series 2020-ATR1 Class A - 3% 2/25/50(a) (c)	2,213,989	2,220,814
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 - 2.5% 7/25/51(a) (c)	7,274,051	7,406,576
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A - 4.5% 8/25/49(a) (c)	1,277,828	1,291,214
Series 2019-5 Class A4 - 3.5% 12/25/49(a) (c)	433,995	435,156
Series 2020-1 Class A4 - 3.5% 2/25/50(a) (c)	55,965	56,089

The accompanying notes form an integral part of these financial statements.

52 2021 Semi-Annual Report

SHORT DURATION INCOME FUND (CONTINUED)
Schedule of Investments
September 30, 2021 (Unaudited)

	$ Principal
	Amount	$ Value

Series 2020-2 Class A - 3.5% 3/25/50(a) (c)	421,938	424,478
Series 2020-3 Class A - 3% 4/25/50(a) (c)	918,528	927,693
		58,066,778

Total Mortgage-Backed Securities (Cost $109,822,211)		112,613,066

U.S. Treasuries - 20.9%

U.S. Treasury Notes
2% 7/31/22	17,000,000	17,271,653
2% 2/15/23	7,000,000	7,178,008
1.5% 2/28/23	25,000,000	25,474,610
2% 5/31/24	15,000,000	15,619,922
0.375% 4/30/25	5,000,000	4,945,703
0.25% 8/31/25	20,000,000	19,596,094
1.875% 7/31/26	15,000,000	15,654,492
1.625% 10/31/26	17,000,000	17,525,938
1.125% 2/28/27	6,500,000	6,523,867
1.125% 2/29/28	16,000,000	15,903,125
1.25% 3/31/28	7,000,000	7,001,914

Total U.S. Treasuries (Cost $151,226,139)		152,695,326
Total Investments in Securities (Cost $689,045,505)		698,703,014

Cash - 5.0%(d)		36,275,418
Other Assets Less Other Liabilities - (0.8%)		(5,518,638)
Net Assets - 100%		729,459,794

Net Asset Value Per Share - Investor Class		12.34
Net Asset Value Per Share - Institutional Class		12.36

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Foreign domiciled entity.
(c)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(d)	Cash held in an interest bearing account with a .03% interest rate.

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 53

ULTRA SHORT GOVERNMENT FUND
Schedule of Investments
September 30, 2021 (Unaudited)

Asset-Backed Securities - 8.5%
	$ Principal
	Amount	$ Value

Automobile
ACC Auto Trust (AUTOC)
Series 2021-A Class A - 1.08% 4/15/27(a)	226,011	226,308
American Credit Acceptance Receivables Trust (ACAR)
Series 2020-4 Class A - 0.53% 3/13/24(a)	132,762	132,846
Series 2021-2 Class B - 0.37% 10/15/24(a)	171,323	171,419
Series 2021-3 Class A - 0.62% 10/13/23(a)	63,462	63,479
ARI Fleet Lease Trust (ARIFL)
Series 2019-A Class A - 2.41% 11/15/27(a)	213,984	215,549
Series 2020-A Class A - 1.77% 8/15/28(a)	499,333	501,741
Carvana Auto Receivables Trust (CRVNA)
Series 2019-2A Class B - 2.74% 12/15/23(a)	140,150	140,594
DT Auto Owner Trust (DTAOT)
Series 2020-3A Class C - 0.54% 4/15/24(a)	97,694	97,797
Enterprise Fleet Financing LLC (EFF)
Series 2021-1 Class A - 0.16793% 3/21/22(a)	67,476	67,477
First Investors Auto Owner Trust (FIAOT)
Series 2017-1A Class D - 3.6% 4/17/23(a)	245,408	245,731
GLS Auto Receivables Issuer Trust (GCAR)
Series 2020-1A Class A - 2.17% 2/15/24(a)	179,797	180,479
Series 2020-4A Class A - 0.52% 2/15/24(a)	213,534	213,709
United Auto Credit Securitization Trust (UACST)
Series 2021-1 Class A - 0.34% 7/10/23(a)	242,885	242,929
Westlake Automobile Receivables Trust (WLAKE)
Series 2020-2A Class A - 0.93% 2/15/24(a)	280,071	280,636

		2,780,694

Consumer & Specialty Finance
Marlette Funding Trust (MFT)
Series 2019-2A Class A - 3.13% 7/16/29(a)	13,809	13,823
Series 2020-2A Class A - 1.02% 9/16/30(a)	48,705	48,715
Series 2021-2A Class A - 0.51% 9/15/31(a)	216,212	216,284
Onemain Financial Issuance Trust (OMFIT)
Series 2018-1A Class A - 3.3% 3/14/29(a)	359,087	360,069
Theorem Funding Trust (THRM)
Series 2021-1A Class A - 1.28% 12/15/27(a)	484,287	484,792
Upstart Securitization Trust (UPST)
Series 2020-1 Class A - 2.322% 4/22/30(a)	231,727	232,879
Series 2021-3 Class A - 0.83% 7/20/31(a)	237,295	237,422

		1,593,984

Equipment
Amur Equipment Finance Receivables LLC (AXIS)
Series 2021-1A Class A - 0.22% 4/20/22(a)	47,337	47,339
Dell Equipment Finance Trust (DEFT)
Series 2020-2 Class A - 0.47% 10/24/22(a)	274,580	274,843
GreatAmerica Leasing Receivables Funding LLC (GALC)
Series 2020-1 Class A - 1.76% 6/15/22(a)	143,674	143,951
Hewett-Packard Financial Services Equipment Trust
(HPEFS)
Series 2021-1A Class A - 0.1653% 3/21/22(a)	67,122	67,122
MMAF Equipment Finance LLC (MMAF)
Series 2016-AA Class A - 1.76% 1/17/23(a)	26,556	26,580
SCF Equipment Leasing LLC (SCFET)
Series 2020-1A Class A - 0.68% 10/20/25(a)	335,230	335,686
		895,521

Total Asset-Backed Securities (Cost $5,262,672)		5,270,199

U.S. Treasuries - 81.8%
	$ Principal
	Amount	$ Value

U.S. Treasury Notes
2.875% 10/15/21	9,750,000	9,760,522
1.75% 11/30/21	8,000,000	8,022,250
1.625% 12/31/21	2,000,000	2,007,822
1.875% 1/31/22	6,000,000	6,036,433
0.375% 3/31/22	11,500,000	11,518,255
1.75% 5/31/22	13,000,000	13,145,670

Total U.S. Treasuries (Cost $50,491,086)		50,490,952
Total Investments in Securities (Cost $55,753,758)		55,761,151

Cash - 9.3%(b)		5,683,293
Other Assets Less Other Liabilities - 0.4%		260,248
Net Assets - 100%		61,704,692

Net Asset Value Per Share - Institutional Class		10.00

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Cash held in an interest bearing account with a .03% interest rate.

The accompanying notes form an integral part of these financial statements.

54 2021 Semi-Annual Report

VALUE FUND
Schedule of Investments
September 30, 2021 (Unaudited)

Common Stocks - 96.9%
	% of Net
Information Technology	Assets	Shares	$ Value

Data Processing & Outsourced Services	10.5
Visa, Inc. - Class A		180,000	40,095,000
Mastercard, Inc. - Class A		105,000	36,506,400
Fidelity National Information Services, Inc.		240,000	29,203,200

Semiconductors	3.5
Analog Devices, Inc.		210,000	35,170,800

Application Software	3.2
salesforce.com, Inc.(a)		120,000	32,546,400

IT Consulting & Other Services	2.8
Accenture plc - Class A(b)		90,000	28,792,800

Systems Software	2.8
Oracle Corp.		325,000	28,317,250

	22.8		230,631,850
Communication Services

Interactive Media & Services	12.1
Alphabet, Inc. - Class C(a)		28,000	74,628,680
Facebook, Inc. - Class A(a)		140,000	47,514,600

Cable & Satellite	10.6
Liberty Broadband Corp. - Class C(a)		280,000	48,356,000
Liberty Media Corp-Liberty SiriusXM - Class C(a)		650,000	30,855,500
Comcast Corp. - Class A		500,000	27,965,000

	22.7		229,319,780
Financials

Insurance Brokers	5.3
Aon plc - Class A(b)		187,282	53,519,577

Multi-Sector Holdings	4.5
Berkshire Hathaway, Inc. - Class B(a)		165,000	45,035,100

Investment Banking & Brokerage	4.3
The Charles Schwab Corp.		600,000	43,704,000

Financial Exchanges & Data	2.6
S&P Global, Inc.		62,500	26,555,625

Diversified Banks	2.3
JPMorgan Chase & Co.		140,000	22,916,600

	19.0		191,730,902
Health Care

Life Sciences Tools & Services	4.2
Thermo Fisher Scientific, Inc.		75,000	42,849,750

Health Care Equipment	4.2
Danaher Corp.		140,000	42,621,600

Health Care Services	3.5
Laboratory Corp. of America Holdings(a)		125,000	35,180,000

	11.9		120,651,350

	% of Net
Consumer Discretionary	Assets	Shares	$ Value

Automotive Retail	5.8
AutoZone, Inc.(a)		17,500	29,714,825
CarMax, Inc.(a)		225,000	28,791,000

Internet & Direct Marketing Retail	2.8
Amazon.com, Inc.(a)		8,500	27,922,840

	8.6		86,428,665
Industrials

Research & Consulting Services	3.9
CoStar Group, Inc.(a)		450,000	38,727,000

Industrial Conglomerates	2.4
Roper Technologies, Inc.		55,000	24,537,150

	6.3		63,264,150
Materials

Construction Materials	3.4
Vulcan Materials Co.		205,000	34,677,800

Industrial Gases	2.2
Linde plc(b)		75,000	22,003,500

	5.6		56,681,300

Total Common Stocks (Cost $432,031,364)			978,707,997

Cash Equivalents - 2.6%

U.S. Treasury Bills, 0.02% to 0.03%, 10/12/21
to 11/23/21(c)		26,000,000	25,999,221

Total Cash Equivalents (Cost $25,999,144)			25,999,221
Total Investments in Securities (Cost $458,030,508)			1,004,707,218

Cash - 0.6%(d)			5,958,626
Other Assets Less Other Liabilities - (0.1%)			(823,628)
Net Assets - 100%			1,009,842,216

Net Asset Value Per Share - Investor Class			60.72
Net Asset Value Per Share - Institutional Class			61.90

(a)	Non-income producing.
(b)	Foreign domiciled entity.
(c)	Interest rates presented represent the effective yield at September 30, 2021.
(d)	Cash held in an interest bearing account with a .03% interest rate.

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 55

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56 2021 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2021 (Unaudited)

				Nebraska			Short
		Core Plus		Tax-Free	Partners III	Partners	Duration	Ultra Short
(In U.S. dollars, except share data)	Balanced	Income	Hickory	Income	Opportunity	Value	Income	Government	Value
Assets:
Investments in securities at value*:
Unaffiliated issuers	216,094,487	286,312,134	213,004,311	32,922,630	594,131,128	531,713,170	698,703,014	55,761,151	1,004,707,218
Non-controlled affiliates	—	—	—	—	25,584,300	—	—	—	—
	216,094,487	286,312,134	213,004,311	32,922,630	619,715,428	531,713,170	698,703,014	55,761,151	1,004,707,218
Accrued interest and dividends
receivable	336,886	1,500,685	67	336,081	248	69	2,223,397	283,549	49,047
Due from broker	—	—	—	—	119,092,934	—	—	—	—
Receivable for securities sold	—	—	—	—	2,910,348	—	—	—	—
Receivable for fund shares sold	9,292	380,590	15,916	—	35,532	834	744,387	3,527	30,584
Reclaims receivable	15,415	—	—	—	—	—	—	—	—
Prepaid expenses	23,446	18,218	4,928	12,966	6,605	13,306	1,499	3,542	4,394
Cash	4,599,061	13,721,586	2,734,652	1,518,051	10,045,901	2,804,838	36,275,418	5,683,293	5,958,626
Total assets	221,078,587	301,933,213	215,759,874	34,789,728	751,806,996	534,532,217	737,947,715	61,735,062	1,010,749,869
Liabilities:
Dividends payable on securities
sold short	—	—	—	—	322,874	—	—	—	—
Due to adviser	96,698	55,885	153,744	—	529,946	337,956	398,100	—	646,793
Payable for securities purchased	500,000	3,605,382	—	—	45,155	—	7,500,000	—	—
Payable for fund shares redeemed	11,894	103,329	224,464	—	51,132	96,198	416,318	30,009	47,466
Securities sold short^	—	—	—	—	118,044,400	—	—	—	—
Other	39,723	49,762	51,198	4,199	193,090	135,358	173,503	361	213,394
Total liabilities	648,315	3,814,358	429,406	4,199	119,186,597	569,512	8,487,921	30,370	907,653
Net assets	220,430,272	298,118,855	215,330,468	34,785,529	632,620,399	533,962,705	729,459,794	61,704,692	1,009,842,216
Composition of net assets:
Paid-in capital	163,003,011	289,695,079	101,082,272	33,956,100	291,092,522	229,115,689	717,808,131	61,696,852	390,124,293
Total distributable earnings	57,427,261	8,423,776	114,248,196	829,429	342,133,634	304,847,016	11,651,663	7,840	619,717,923
Net assets	220,430,272	298,118,855	215,330,468	34,785,529	632,620,399	533,962,705	729,459,794	61,704,692	1,009,842,216
Net assets(a):
Investor Class	60,143,291	55,377,802	215,330,468	34,785,529	14,855,731	236,614,284	35,871,127		675,604,401
Institutional Class	160,286,981	242,741,053			617,764,668	297,348,421	693,588,667	61,704,692	334,237,815
Shares outstanding(a)(b):
Investor Class	3,510,981	5,028,097	3,657,154	3,423,158	915,392	6,669,686	2,907,102		11,125,961
Institutional Class	9,348,908	22,033,877			35,834,128	8,207,771	56,098,994	6,171,513	5,399,754
Net asset value, offering and redemption price(a):
Investor Class	17.13	11.01	58.88	10.16	16.23	35.48	12.34		60.72
Institutional Class	17.14	11.02			17.24	36.23	12.36	10.00	61.90
* Cost of investments in
securities:
Unaffiliated Issuers	163,961,931	279,141,148	115,899,138	31,990,315	286,906,936	258,621,925	689,045,505	55,753,758	458,030,508
Non-controlled affiliates	—	—	—	—	441,000	—	—	—	—
	163,961,931	279,141,148	115,899,138	31,990,315	287,347,936	258,621,925	689,045,505	55,753,758	458,030,508
^ Proceeds from short sales	—	—	—	—	62,501,947	—	—	—	—

(a)	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.
(b)	Indefinite number of no par value shares authorized.

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 57

STATEMENTS OF OPERATIONS
Period ended September 30, 2021 (Unaudited)

				Nebraska			Short
		Core Plus		Tax-Free	Partners III	Partners	Duration	Ultra Short
(In U.S. dollars)	Balanced	Income	Hickory	Income	Opportunity	Value	Income	Government	Value
Investment Income:
Dividends	585,803	91,039	292,434	192	1,400,571	718,666	120,735	—	2,614,775
Interest	677,836	2,907,695	1,290	331,245	2,747	1,499	8,134,111	74,687	4,252
Total investment income	1,263,639	2,998,734	293,724	331,437	1,403,318	720,165	8,254,846	74,687	2,619,027
Fees and expenses:
Investment advisory	648,959	453,393	940,375	70,534	3,194,986	2,039,530	1,432,306	104,438	3,788,064
Administrative:
Investor Class	36,346	33,625	124,215	29,232	17,190	86,648	25,217		179,118
Institutional Class	62,657	62,010			146,484	91,922	163,342	38,141	99,252
Servicing:
Investor Class	51,868	54,327	19,118	2,638	27,732	210,955	44,486		490,632
Institutional Class	11,199	24,734			68,352	33,028	320,754	8,362	26,536
Custody and fund accounting	40,793	41,980	44,779	32,766	78,984	61,425	73,396	36,688	82,823
Dividends on securities sold short	—	—	—	—	644,105	—	—	—	—
Interest	—	—	—	—	272,514	—	—	—	—
Professional	26,367	28,694	29,106	11,228	65,170	51,178	58,255	14,742	78,527
Registration:
Investor Class	7,847	7,847	9,808	2,256	7,848	9,317	7,602		14,712
Institutional Class	8,338	9,808			14,957	10,298	22,069	11,769	9,807
Sub-transfer agent:
Investor Class	8,093	7,382	15,433	6,698	6,306	16,312	6,723		34,948
Institutional Class	11,857	10,155			33,931	18,525	37,882	8,875	20,064
Trustees	11,780	12,237	13,987	1,506	41,268	31,178	37,664	3,609	53,083
Other	30,339	31,135	33,030	5,514	85,151	77,057	104,537	10,918	137,114
	956,443	777,327	1,229,851	162,372	4,704,978	2,737,373	2,334,233	237,542	5,014,680
Less expenses waived/reimbursed by investment
adviser	(152,063)	(293,489)	(28,812)	(82,978)	—	(84,304)	(602,817)	(202,779)	(45,117)
Net expenses	804,380	483,838	1,201,039	79,394	4,704,978	2,653,069	1,731,416	34,763	4,969,563
Net investment income (loss)	459,259	2,514,896	(907,315)	252,043		(3,301,660) (1,932,904)	6,523,430	39,924	(2,350,536)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	3,096,474	653,988	8,802,666	—	23,707,184	12,698,619	1,112,007	(4,863)	37,396,221
Non-controlled affiliates	—	—	—	—	605,758	—	—	—	—
Options written	—	—	—	—	—	—	—	—	—
Securities sold short	—	—	—	—	612,479	—	—	—	—
Net realized gain (loss)	3,096,474	653,988	8,802,666	—	24,925,421	12,698,619	1,112,007	(4,863) 37,396,221
Net unrealized appreciation (depreciation):
Unaffiliated issuers	7,237,463	784,302	403,259	(82,084)	12,861,871	27,638,008	(3,362,539)	(32,299) 74,552,490
Non-controlled affiliates	—	—	—	—	(792,150)	—	—	—	—
Options written	—	—	—	—	177,254	—	—	—	—
Securities sold short	—	—	—	—	(10,246,231)	—	—	—	—
Net unrealized appreciation (depreciation)	7,237,463	784,302	403,259	(82,084)	2,000,744	27,638,008	(3,362,539)	(32,299) 74,552,490
Net realized and unrealized gain (loss) on investments	10,333,937	1,438,290	9,205,925	(82,084)	26,926,165	40,336,627	(2,250,532)	(37,162)	111,948,711
Net increase (decrease) in net assets resulting from
operations	10,793,196	3,953,186	8,298,610	169,959	23,624,505	38,403,723	4,272,898	2,762	109,598,175

The accompanying notes form an integral part of these financial statements.

58 2021 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	Balanced		Core Plus Income		Hickory		Nebraska Tax-Free Income
	Six months		Six months		Six months		Six months
	ended		ended		ended		ended
	Sept. 30, 2021	Year ended	Sept. 30, 2021	Year ended	Sept. 30, 2021	Year ended	Sept. 30, 2021	Year ended
(In U.S. dollars)	(Unaudited)	March 31, 2021	(Unaudited)	March 31, 2021	(Unaudited)	March 31, 2021	(Unaudited)	March 31, 2021

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	459,259	956,465	2,514,896	4,348,904	(907,315)	(423,515)	252,043	525,381
Net realized gain (loss)	3,096,474	2,621,712	653,988	1,101,368	8,802,666	21,840,885	—	7,108
Net unrealized appreciation (depreciation)	7,237,463	29,904,373	784,302	7,882,815	403,259	64,846,905	(82,084)	331,294
Net increase in net assets resulting from
operations	10,793,196	33,482,550	3,953,186	13,333,087	8,298,610	86,264,275	169,959	863,783
Distributions to shareholders(a):
Investor Class	(81,255)	(656,103)	(564,589)	(1,859,305)	—	(16,261,119)	(241,048)	(532,609)
Institutional Class	(255,318)	(1,550,275)	(1,830,856)	(4,613,502)
Total distributions	(336,573)	(2,206,378)	(2,395,445)	(6,472,807)	—	(16,261,119)	(241,048)	(532,609)
Fund share transactions(a):
Investor Class	(7,796,975)	6,852,810	315,336	26,374,424	(5,743,486)	(28,195,512)	(781,421)	3,842,362
Institutional Class	11,757,588	35,610,944	130,826,563	26,963,828
Net increase (decrease) from fund share
transactions	3,960,613	42,463,754	131,141,899	53,338,252	(5,743,486)	(28,195,512)	(781,421)	3,842,362
Total increase (decrease) in net assets	14,417,236	73,739,926	133,871,472	60,198,532	2,555,124	41,807,644	(852,510)	4,173,536
Net assets:
Beginning of period	206,013,036	132,273,110	164,247,383	104,048,851	212,775,344	170,967,700	35,638,039	31,464,503
End of period	220,430,272	206,013,036	298,118,855	164,247,383	215,330,468	212,775,344	34,785,529	35,638,039

(a)	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 59

Partners III Opportunity		Partners Value		Short Duration Income		Ultra Short Government		Value
Six months		Six months		Six months		Six months		Six months
ended		ended		ended		ended		ended
Sept. 30, 2021	Year ended	Sept. 30, 2021	Year ended	Sept. 30, 2021	Year ended	Sept. 30, 2021	Year ended	Sept. 30, 2021	Year ended
(Unaudited)	March 31, 2021	(Unaudited)	March 31, 2021	(Unaudited)	March 31, 2021	(Unaudited)	March 31, 2021	(Unaudited)	March 31, 2021

(3,301,660)	(2,760,180)	(1,932,904)	(3,996,449)	6,523,430	16,377,655	39,924	442,375	(2,350,536)	(2,974,162)
24,925,421	86,699,589	12,698,619	57,010,711	1,112,007	1,608,033	(4,863)	21,436	37,396,221	95,417,622
2,000,744	110,008,361	27,638,008	156,501,635	(3,362,539)	27,102,788	(32,299)	(184,496)	74,552,490	263,868,192

23,624,505	193,947,770	38,403,723	209,515,897	4,272,898	45,088,476	2,762	279,315	109,598,175	356,311,652

—	(2,655,486)	—	(23,516,752)	(284,160)	(1,123,622)			—	(51,127,886)
—	(68,738,315)	—	(27,501,161)	(5,837,145)	(17,127,498)	(40,466)	(461,332)	—	(24,424,419)
—	(71,393,801)	—	(51,017,913)	(6,121,305)	(18,251,120)	(40,466)	(461,332)	—	(75,552,305)

(8,793,512)	(789,442)	(12,352,463)	(24,205,471)	(897,373)	(26,075,286)			(13,746,695)	(21,737,802)
2,527,934	(67,222,336)	(702,821)	(25,796,433)	37,132,235	(41,778,736)	(18,195,086)	8,017,081	(13,647,563)	9,628,834

(6,265,578)	(68,011,778)	(13,055,284)	(50,001,904)	36,234,862	(67,854,022)	(18,195,086)	8,017,081	(27,394,258)	(12,108,968)
17,358,927	54,542,191	25,348,439	108,496,080	34,386,455	(41,016,666)	(18,232,790)	7,835,064	82,203,917	268,650,379

615,261,472	560,719,281	508,614,266	400,118,186	695,073,339	736,090,005	79,937,482	72,102,418	927,638,299	658,987,920
632,620,399	615,261,472	533,962,705	508,614,266	729,459,794	695,073,339	61,704,692	79,937,482	1,009,842,216	927,638,299

The accompanying notes form an integral part of these financial statements.

60 2021 Semi-Annual Report

FINANCIAL HIGHLIGHTS

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
			Net gain (loss)		Dividends
			on securities	Total from	from net	Distributions
Years ended March 31,	Net asset value,	Net investment	(realized	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss)	and unrealized)	operations	income	realized gains	distributions
Balanced - Investor Class
Six months ended 9/30/2021 (Unaudited)	16.30	0.03 (d)	0.82	0.85	(0.02)	—	(0.02)
2021	13.54	0.07 (d)	2.86	2.93	(0.08)	(0.09)	(0.17)
2020	13.76	0.13 (d)	(0.07)	0.06	(0.15)	(0.13)	(0.28)
2019	14.20	0.14	0.66	0.80	(0.13)	(1.11)	(1.24)
2018	13.63	0.08	0.87	0.95	(0.05)	(0.33)	(0.38)
2017	13.24	0.01	0.80	0.81	(0.03)	(0.39)	(0.42)
Balanced - Institutional Class
Six months ended 9/30/2021 (Unaudited)	16.31	0.04 (d)	0.82	0.86	(0.03)	—	(0.03)
2021	13.55	0.09 (d)	2.87	2.96	(0.11)	(0.09)	(0.20)
2020(e)	13.75	0.16 (d)	(0.08)	0.08	(0.15)	(0.13)	(0.28)
Core Plus Income - Investor Class
Six months ended 9/30/2021 (Unaudited)	10.86	0.12 (d)	0.14	0.26	(0.11)	—	(0.11)
2021	10.14	0.37 (d)	0.91	1.28	(0.37)	(0.19)	(0.56)
2020	10.31	0.30 (d)	(0.16)	0.14	(0.29)	(0.02)	(0.31)
2019	10.09	0.27 (d)	0.21	0.48	(0.26)	—	(0.26)
2018	10.23	0.23 (d)	(0.12)	0.11	(0.22)	(0.03)	(0.25)
2017	10.15	0.23 (d)	0.21	0.44	(0.23)	(0.13)	(0.36)
Core Plus Income - Institutional Class
Six months ended 9/30/2021 (Unaudited)	10.87	0.12 (d)	0.14	0.26	(0.11)	—	(0.11)
2021	10.15	0.38 (d)	0.91	1.29	(0.38)	(0.19)	(0.57)
2020	10.32	0.32 (d)	(0.16)	0.16	(0.31)	(0.02)	(0.33)
2019	10.10	0.29 (d)	0.21	0.50	(0.28)	—	(0.28)
2018	10.23	0.25 (d)	(0.11)	0.14	(0.24)	(0.03)	(0.27)
2017	10.15	0.25 (d)	0.21	0.46	(0.25)	(0.13)	(0.38)
Hickory
Six months ended 9/30/2021 (Unaudited)	56.68	(0.24)(d)	2.44	2.20	—	—	—
2021	38.80	(0.13)	22.42	22.29	—	(4.41)	(4.41)
2020	46.86	(0.28)	(6.82)	(7.10)	—	(0.96)	(0.96)
2019	51.58	(0.05)	0.71	0.66	—	(5.38)	(5.38)
2018	53.11	(0.37)	1.55	1.18	—	(2.71)	(2.71)
2017	47.59	(0.25)	5.77	5.52	—	—	—
Nebraska Tax-Free Income
Six months ended 9/30/2021 (Unaudited)	10.18	0.07 (d)	(0.02)	0.05	(0.07)	—	(0.07)
2021	10.07	0.16	0.11	0.27	(0.16)	—	(0.16)
2020	9.95	0.13	0.12	0.25	(0.13)	—	(0.13)
2019	9.76	0.14	0.19	0.33	(0.14)	—	(0.14)
2018	9.90	0.14	(0.15)	(0.01)	(0.13)	—	(0.13)
2017	10.12	0.17	(0.22)	(0.05)	(0.17)	—	(0.17)
Partners III Opportunity - Investor Class
Six months ended 9/30/2021 (Unaudited)	15.67	(0.12)(d)	0.68	0.56	—	—	—
2021	12.84	(0.16)(d)	4.92	4.76	—	(1.93)	(1.93)
2020	14.67	(0.20)(d)	(0.59)	(0.79)	—	(1.04)	(1.04)
2019	14.28	(0.17)(d)	1.58	1.41	—	(1.02)	(1.02)
2018	14.74	(0.19)(d)	0.40	0.21	—	(0.67)	(0.67)
2017	13.73	(0.20)(d)	1.40	1.20	—	(0.19)	(0.19)
Partners III Opportunity - Institutional Class
Six months ended 9/30/2021 (Unaudited)	16.60	(0.09)(d)	0.73	0.64	—	—	—
2021	13.43	(0.07)(d)	5.17	5.10	—	(1.93)	(1.93)
2020	15.21	(0.11)(d)	(0.63)	(0.74)	—	(1.04)	(1.04)
2019	14.69	(0.09)(d)	1.63	1.54	—	(1.02)	(1.02)
2018	15.07	(0.12)(d)	0.41	0.29	—	(0.67)	(0.67)
2017	13.96	(0.13)(d)	1.43	1.30	—	(0.19)	(0.19)

(a)	Not Annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(d)	Per share net investment income (loss) has been calculated using the average daily shares method.
(e)	Initial offering of shares on March 29, 2019.

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 61

			Ratios/Supplemental Data
			Ratio of expenses
			to average net assets

					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total return (%)(a)	period ($000)	waivers (%)(b)	waivers (%)(b)	net assets (%)(b)	rate (%)(a)(c)

17.13	5.23	60,143	1.03	0.85	0.32	16
16.30	21.74	64,736	1.14	0.85	0.44	29
13.54	0.35	47,591	1.20	0.85	0.94	32
13.76	6.18	124,431	1.00	0.88	0.98	33
14.20	7.06	122,069	1.05	1.00	0.55	40
13.63	6.32	118,189	1.11	1.11	0.10	26

17.14	5.27	160,287	0.82	0.70	0.47	16
16.31	21.93	141,277	0.89	0.70	0.58	29
13.55	0.45	84,682	1.00	0.70	1.09	32

11.01	2.38	55,378	0.85	0.50	2.14	29
10.86	12.79	53,944	1.09	0.50	3.42	38
10.14	1.38	25,921	1.18	0.57	2.85	51
10.31	4.78	18,840	1.42	0.60	2.76	33
10.09	1.20	7,274	1.65	0.60	2.26	43
10.23	4.41	6,522	1.90	0.77	2.26	54

11.02	2.42	242,741	0.62	0.40	2.24	29
10.87	12.88	110,303	0.80	0.40	3.54	38
10.15	1.56	78,128	0.80	0.40	3.02	51
10.32	5.07	59,687	0.96	0.40	2.93	33
10.10	1.40	31,895	1.09	0.40	2.47	43
10.23	4.61	23,854	1.22	0.57	2.47	54

58.88	3.88	215,330	1.11	1.09	(0.82)	8
56.68	59.17	212,775	1.20	1.09	(0.23)	16
38.80	(15.67)	170,968	1.28	1.23	(0.53)	30
46.86	2.30	210,744	1.27	1.27	(0.10)	28
51.58	2.15	242,608	1.24	1.24	(0.65)	20
53.11	11.60	272,499	1.25	1.25	(0.44)	7

10.16	0.49	34,786	0.92	0.45	1.43	8
10.18	2.67	35,638	1.09	0.45	1.54	13
10.07	2.55	31,465	1.10	0.94	1.29	7
9.95	3.46	38,048	0.89	0.89	1.39	9
9.76	(0.07)	58,604	0.84	0.84	1.41	24
9.90	(0.54)	62,973	0.79	0.79	1.66	29

16.23	3.57	14,856	1.92(f)	1.92(f)	(1.48)	8
15.67	39.25	22,791	2.09(f)	2.09(f)	(1.08)	23
12.84	(6.40)	19,287	2.04(f)	2.04(f)	(1.29)	32
14.67	10.63	21,881	2.13(f)	2.13(f)	(1.23)	38
14.28	1.49	24,808	2.14(f)	2.14(f)	(1.30)	31
14.74	8.94	28,561	2.29(f)	2.29(f)	(1.43)	23

17.24	3.86	617,765	1.46(g)	1.46(g)	(1.02)	8
16.60	40.11	592,471	1.46(g)	1.46(g)	(0.46)	23
13.43	(5.83)	541,433	1.44(g)	1.44(g)	(0.69)	32
15.21	11.25	616,621	1.56(g)	1.56(g)	(0.66)	38
14.69	2.01	629,034	1.63(g)	1.63(g)	(0.79)	31
15.07	9.52	661,165	1.80(g)	1.80(g)	(0.93)	23

(f)	Included in the expense ratio is 0.09%, 0.07%, 0.00%, 0.00%, 0.00% and 0.08% related to interest expense and 0.20%, 0.23%, 0.29%, 0.40%, 0.47% and 0.54% related to dividend expense on securities sold short for the periods ended September 30, 2021, March 31, 2021, 2020, 2019, 2018, and 2017, respectively.
(g)	Included in the expense ratio is 0.09%, 0.07%, 0.00%, 0.00%, 0.00% and 0.08% related to interest expense and 0.20%, 0.23%, 0.28%, 0.40%, 0.47% and 0.55% related to dividend expense on securities sold short for the periods ended September 30, 2021, March 31, 2021, 2020, 2019, 2018, and 2017, respectively.

The accompanying notes form an integral part of these financial statements.

62 2021 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
			Net gain (loss)		Dividends
			on securities	Total from	from net	Distributions
Years ended March 31,	Net asset value, Net investment		(realized	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss)	and unrealized)	operations	income	realized gains	distributions
Partners Value - Investor Class
Six months ended 9/30/2021 (Unaudited)	33.01	(0.15)(d)	2.62	2.47	—	—	—
2021	23.32	(0.28)(d)	13.30	13.02	—	(3.33)	(3.33)
2020	29.45	(0.09)(d)	(3.80)	(3.89)	—	(2.24)	(2.24)
2019	31.31	(0.12)(d)	0.63	0.51	—	(2.37)	(2.37)
2018	30.72	(0.15)(d)	1.47	1.32	—	(0.73)	(0.73)
2017	27.66	(0.09)(d)	3.15	3.06	—	—	—
Partners Value - Institutional Class
Six months ended 9/30/2021 (Unaudited)	33.67	(0.11)(d)	2.67	2.56	—	—	—
2021	23.70	(0.23)(d)	13.53	13.30	—	(3.33)	(3.33)
2020	29.82	(0.01)(d)	(3.87)	(3.88)	—	(2.24)	(2.24)
2019	31.59	(0.04)(d)	0.64	0.60	—	(2.37)	(2.37)
2018	30.91	(0.06)(d)	1.47	1.41	—	(0.73)	(0.73)
2017	27.75	(0.02)(d)	3.18	3.16	—	—	—
Short Duration Income - Investor Class
Six months ended 9/30/2021 (Unaudited)	12.37	0.11 (d)	(0.04)	0.07	(0.10)	—	(0.10)
2021	11.93	0.27 (d)	0.48	0.75	(0.29)	(0.02)	(0.31)
2020	12.17	0.27 (d)	(0.23)	0.04	(0.28)	—	(0.28)
2019	12.09	0.26 (d)	0.09	0.35	(0.27)	—	(0.27)
2018	12.27	0.23 (d)	(0.18)	0.05	(0.23)	—	(0.23)
2017	12.28	0.23 (d)	0.04	0.27	0.24 (e)	(0.04)	(0.28)
Short Duration Income - Institutional Class
Six months ended 9/30/2021 (Unaudited)	12.39	0.11 (d)	(0.03)	0.08	(0.11)	—	(0.11)
2021	11.95	0.28 (d)	0.47	0.75	(0.29)	(0.02)	(0.31)
2020	12.19	0.29 (d)	(0.23)	0.06	(0.30)	—	(0.30)
2019	12.11	0.29 (d)	0.09	0.38	(0.30)	—	(0.30)
2018	12.29	0.26 (d)	(0.18)	0.08	(0.26)	—	(0.26)
2017	12.30	0.26 (d)	0.04	0.30	(0.27)(e)	(0.04)	(0.31)
Ultra Short Government
Six months ended 9/30/2021 (Unaudited)	10.00	0.01 (d)	—#	0.01	(0.01)	—	(0.01)
2021	10.03	0.06	(0.03)	0.03	(0.06)	—	(0.06)
2020	10.01	0.21	0.03	0.24	(0.21)	(0.01)	(0.22)
2019	10.00	0.20	0.01	0.21	(0.20)	—	(0.20)
2018	10.00	0.09	—	0.09	(0.09)	—	(0.09)
2017(f)	10.00	0.03	—	0.03	(0.03)	—	(0.03)
Value - Investor Class
Six months ended 9/30/2021 (Unaudited)	54.30	(0.15)(d)	6.57	6.42	—	—	—
2021	37.98	(0.21)(d)	21.14	20.93	—	(4.61)	(4.61)
2020	42.31	(0.15)(d)	(1.98)	(2.13)	—	(2.20)	(2.20)
2019	42.92	(0.19)(d)	3.60	3.41	—	(4.02)	(4.02)
2018	42.20	(0.18)(d)	3.96	3.78	—	(3.06)	(3.06)
2017	38.43	(0.16)(d)	3.93	3.77	—	—	—
Value - Institutional Class
Six months ended 9/30/2021 (Unaudited)	55.31	(0.11)(d)	6.70	6.59	—	—	—
2021	38.55	(0.11)(d)	21.48	21.37	—	(4.61)	(4.61)
2020	42.82	(0.05)(d)	(2.02)	(2.07)	—	(2.20)	(2.20)
2019	43.29	(0.09)(d)	3.64	3.55	—	(4.02)	(4.02)
2018	42.44	(0.09)(d)	4.00	3.91	—	(3.06)	(3.06)
2017	38.56	(0.08)(d)	3.96	3.88	—	—	—

#	Amount less than $0.01.
(a)	Not Annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(d)	Per share net investment income (loss) has been calculated using the average daily shares method.
(e)	Includes a return of capital distribution of less than $0.01.
(f)	Prior to December 16, 2016, this Fund was known as the Government Money Market Fund. Per share amounts have been adjusted to reflect a 1-for-10 reverse split, which was effective December 16, 2016.

In addition, on December 16, 2016, the Fund changed from a constant $1.00 net asset value per share money market fund to an ultra short government fund (that is not a money market fund).

The accompanying notes form an integral part of these financial statements.

2021 Semi-Annual Report 63

			Ratios/Supplemental Data
			Ratio of expenses
			to average net assets

					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total return (%)(a)	period ($000)	waivers (%)(b)	waivers (%)(b)	net assets (%)(b)	rate (%)(a)(c)

35.48	7.48	236,614	1.09	1.08	(0.81)	4
33.01	58.17	231,482	1.18	1.09	(0.97)	7
23.32	(14.82)	183,718	1.29	1.24	(0.31)	26
29.45	2.50	265,250	1.27	1.27	(0.39)	38
31.31	4.28	328,648	1.25	1.25	(0.46)	12
30.72	11.06	429,226	1.27	1.24	(0.33)	16

36.23	7.60	297,348	0.93	0.89	(0.63)	4
33.67	58.43	277,133	0.99	0.89	(0.77)	7
23.70	(14.59)	216,400	1.08	0.97	(0.04)	26
29.82	2.78	322,558	1.07	0.99	(0.12)	38
31.59	4.55	331,474	1.07	0.99	(0.20)	12
30.91	11.39	309,497	1.07	0.99	(0.08)	16

12.34	0.59	35,871	0.96	0.55	1.76	37
12.37	6.29	36,857	1.02	0.55	2.23	45
11.93	0.26	60,845	0.95	0.65	2.20	51
12.17	2.95	71,002	0.92	0.68	2.17	23
12.09	0.44	113,238	0.91	0.68	1.93	34
12.27	2.15	94,817	0.93	0.80	1.85	38

12.36	0.62	693,589	0.64	0.48	1.83	37
12.39	6.32	658,216	0.65	0.48	2.27	45
11.95	0.44	675,245	0.64	0.48	2.37	51
12.19	3.18	828,697	0.63	0.48	2.37	23
12.11	0.63	1,017,962	0.62	0.48	2.12	34
12.29	2.38	1,103,272	0.62	0.58	2.07	38

10.00	0.06	61,705	0.68	0.10	0.11	37
10.00	0.29	79,937	0.69	0.17	0.53	138
10.03	2.44	72,102	0.71	0.20	2.18	46
10.01	2.17	97,444	0.61	0.20	2.05	148
10.00	0.94	104,162	0.60	0.20	0.94	25
10.00	0.25	98,029	0.66	0.14	0.25	–

60.72	11.82	675,604	1.03	1.03	(0.51)	9
54.30	56.97	616,462	1.11	1.09	(0.43)	14
37.98	(5.77)	448,259	1.24	1.20	(0.33)	16
42.31	9.04	541,168	1.23	1.23	(0.46)	32
42.92	9.23	578,345	1.22	1.22	(0.42)	15
42.20	9.81	638,993	1.24	1.22	(0.42)	24

61.90	11.91	334,238	0.91	0.89	(0.37)	9
55.31	57.28	311,177	0.97	0.89	(0.23)	14
38.55	(5.55)	210,729	1.09	0.97	(0.10)	16
42.82	9.32	227,580	1.08	0.99	(0.22)	32
43.29	9.46	207,059	1.09	0.99	(0.20)	15
42.44	10.06	191,299	1.10	0.99	(0.19)	24

The accompanying notes form an integral part of these financial statements.

64 2021 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS
September 30, 2021 (Unaudited)

(1) Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “’40 Act”) as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2021, the Trust had nine series in operation: Balanced Fund, Core Plus Income Fund, Hickory Fund, Nebraska Tax-Free Income Fund, Partners III Opportunity Fund, Partners Value Fund, Short Duration Income Fund, Ultra Short Government Fund and Value Fund (individually, a “Fund”, collectively, the “Funds”).

On March 29, 2019, the Balanced Fund divided their outstanding shares whereby the shares held in accounts with balances exceeding $1.0 million were designated Institutional Class shares. All remaining shares, that were not designated as new Institutional Class shares, were renamed Investor Class shares.

Currently, the Balanced, Core Plus Income, Partners III Opportunity, Partners Value, Short Duration Income and Value Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and shareholder servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class. All other Funds offer one class of shares.

The investment objective of the Hickory, Partners III Opportunity, Partners Value and Value Funds (the “Weitz Equity Funds”) is capital appreciation.

The investment objectives of the Balanced Fund are long-term capital appreciation, capital preservation and current income.

The investment objectives of the Core Plus Income Fund are current income and capital preservation.

The investment objective of the Nebraska Tax-Free Income Fund is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.

The investment objective of the Short Duration Income Fund is current income consistent with the preservation of capital.

Effective December 16, 2016, the Government Money Market Fund’s name was changed to the Ultra Short Government Fund and the Fund ceased operating as a “money market fund” pursuant to Rule 2a-7 of the ’40 Act. While the Ultra Short Government Fund’s investment strategy changed, its investment objective remained the same, which is current income consistent with the preservation of capital and maintenance of liquidity.

Investment strategies and risk factors of each Fund are discussed in the Funds’ Prospectus.

(2) Significant Accounting Policies

The Funds are investment companies and apply the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments

Investments are carried at fair value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.
•	Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.
•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.
•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities that are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.
•	The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.
•	Money market funds are valued at the quoted net asset value.
•	The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

The Trust has established a Pricing Committee, composed of officers and employees of Weitz Investment Management, Inc., to supervise the daily valuation process. The Board of Trustees has also established a Valuation Committee, composed of the independent Trustees, to oversee the Pricing Committee and the valuation process. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Valuation Committee of the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.

(b) Option Transactions

The Funds, except for the Ultra Short Government Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

2021 Semi-Annual Report 65

The Funds, except for the Ultra Short Government Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases.

A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short

The Funds, except for the Ultra Short Government Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.

(d) Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2021, and have determined that no provisions for income taxes are required in the Funds’ financial statements.

(e) Securities Transactions

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Core Plus Income, Nebraska Tax-Free Income and Short Duration Income Funds pay income dividends on a quarterly basis. The Ultra Short Government Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Other

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administration, shareholder servicing fees, transfer agent fees and registration fees.

(h) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Fund Share Transactions

	Six months ended September 30, 2021		Year ended March 31, 2021
	Shares	$ Amount	Shares	$ Amount
Balanced - Investor Class
Sales	481,091	8,235,432	1,697,889	25,475,094
Redemptions	(945,857)	(16,111,484)	(1,283,914)	(19,264,627)
Reinvestment of distributions	4,710	79,077	42,252	642,343
Net increase (decrease)	(460,056)	(7,796,975)	456,227	6,852,810
Balanced - Institutional Class
Sales	869,040	14,871,028	3,043,994	45,148,998
Redemptions	(197,487)	(3,368,758)	(733,631)	(11,088,329)
Reinvestment of distributions	15,197	255,318	101,839	1,550,275
Net increase (decrease)	686,750	11,757,588	2,412,202	35,610,944

66 2021 Semi-Annual Report

	Six months ended September 30, 2021		Year ended March 31, 2021
	Shares	$ Amount	Shares	$ Amount
Core Plus Income - Investor Class
Sales	2,124,909	23,467,381	3,143,566	34,328,594
Redemptions	(2,113,953)	(23,714,063)	(903,433)	(9,810,202)
Reinvestment of distributions	50,914	562,018	170,620	1,856,032
Net increase (decrease)	61,870	315,336	2,410,753	26,374,424

Core Plus Income - Institutional Class
Sales	5,146,885	57,831,549	3,216,543	35,191,273
Sales from Merger	7,478,409	83,160,265	—	—
Redemptions	(880,255)	(10,515,974)	(1,189,786)	(12,840,947)
Reinvestment of distributions	137,697	1,522,555	424,251	4,613,502
Net increase (decrease)	11,882,736	131,998,395	2,451,008	26,963,828

Hickory
Sales	43,208	2,569,110	80,791	3,877,078
Redemptions	(139,921)	(8,312,596)	(1,012,267)	(46,086,957)
Reinvestment of distributions	—	—	278,506	14,014,367
Net increase (decrease)	(96,713)	(5,743,486)	(652,970)	(28,195,512)

Nebraska Tax-Free Income
Sales	60,869	623,283	576,188	5,895,791
Redemptions	(160,176)	(1,638,095)	(250,964)	(2,569,821)
Reinvestment of distributions	22,826	233,391	50,486	516,392
Net increase (decrease)	(76,481)	(781,421)	375,710	3,842,362

Partners III Opportunity - Investor Class
Sales	194,698	3,133,485	360,865	5,201,533
Redemptions	(733,735)	(11,926,997)	(595,786)	(8,641,471)
Reinvestment of distributions	—	—	187,205	2,650,496
Net increase (decrease)	(539,037)	(8,793,512)	(47,716)	(789,442)

Partners III Opportunity - Institutional Class
Sales	1,335,232	23,162,588	1,431,383	21,797,395
Redemptions	(1,193,337)	(20,634,654)	(9,436,984)	(139,664,061)
Reinvestment of distributions	—	—	3,375,291	50,644,330
Net increase (decrease)	141,895	2,527,934	(4,630,310)	(67,222,336)

Partners Value - Investor Class
Sales	90,929	3,209,811	118,014	3,432,100
Redemptions	(434,292)	(15,562,274)	(1,732,031)	(49,399,655)
Reinvestment of distributions	—	—	749,370	21,762,084
Net increase (decrease)	(343,363)	(12,352,463)	(864,647)	(24,205,471)

Partners Value - Institutional Class
Sales	154,008	5,669,487	108,101	3,204,826
Redemptions	(175,867)	(6,372,308)	(1,679,678)	(48,849,233)
Reinvestment of distributions	—	—	669,074	19,847,974
Net increase (decrease)	(21,859)	(702,821)	(902,503)	(25,796,433)

Short Duration Income - Investor Class
Sales	714,137	8,864,515	906,992	11,210,315
Redemptions	(809,143)	(10,043,092)	(3,118,400)	(38,401,761)
Reinvestment of distributions	22,743	281,204	90,531	1,116,160
Net increase (decrease)	(72,263)	(897,373)	(2,120,877)	(26,075,286)

Short Duration Income - Institutional Class
Sales	8,971,106	112,124,346	16,775,005	207,486,700
Redemptions	(6,433,295)	(80,647,689)	(21,518,457)	(265,740,217)
Reinvestment of distributions	456,480	5,655,578	1,333,576	16,474,781
Net increase (decrease)	2,994,291	37,132,235	(3,409,876)	(41,778,736)

Ultra Short Government
Sales	1,300,504	13,005,039	9,378,206	93,878,694
Redemptions	(3,123,944)	(31,239,448)	(8,622,982)	(86,302,970)
Reinvestment of distributions	3,932	39,323	44,063	441,357
Net increase (decrease)	(1,819,508)	(18,195,086)	799,287	8,017,081

2021 Semi-Annual Report 67

	Six months ended September 30, 2021		Year ended March 31, 2021
	Shares	$ Amount	Shares	$ Amount
Value - Investor Class
Sales	225,250	13,577,245	266,343	12,968,801
Redemptions	(452,935)	(27,323,940)	(1,734,667)	(83,630,679)
Reinvestment of distributions	—	—	1,019,695	48,924,076
Net increase (decrease)	(227,685)	(13,746,695)	(448,629)	(21,737,802)

Value - Institutional Class
Sales	90,902	5,581,605	537,894	27,085,280
Redemptions	(317,538)	(19,229,168)	(845,652)	(40,373,047)
Reinvestment of distributions	—	—	467,777	22,916,601
Net increase (decrease)	(226,636)	(13,647,563)	160,019	9,628,834

(4) Related Party Transactions

Each Fund has retained Weitz Investment Management, Inc. (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Funds is as follows:

	Greater Than ($)	Less Than or Equal To ($)	Rate (%)
Balanced	0		0.60
Core Plus Income	0		0.40
Hickory	0	5,000,000,000	0.85
	5,000,000,000		0.80
Nebraska Tax-Free Income	0		0.40
Partners III Opportunity	0	1,000,000,000	1.00
	1,000,000,000	2,000,000,000	0.95
	2,000,000,000	3,000,000,000	0.90
	3,000,000,000	5,000,000,000	0.85
	5,000,000,000		0.80
Partners Value	0	5,000,000,000	0.75
	5,000,000,000		0.70
Short Duration Income	0		0.40
Ultra Short Government	0		0.30
Value	0	5,000,000,000	0.75
	5,000,000,000		0.70

Prior to July 31, 2020, the following funds had a different annual investment advisory fee schedule as shown below:

	Greater Than ($)	Less Than or Equal To ($)	Rate (%)

Balanced	0		0.65

Hickory	0	2,500,000,000	1.00
	2,500,000,000	5,000,000,000	0.90
	5,000,000,000		0.80

Partners Value	0	1,000,000,000	0.90
	1,000,000,000	2,000,000,000	0.85
	2,000,000,000	3,000,000,000	0.80
	3,000,000,000	5,000,000,000	0.75
	5,000,000,000		0.70

Value	0	1,000,000,000	0.90
	1,000,000,000	2,000,000,000	0.85
	2,000,000,000	3,000,000,000	0.80
	3,000,000,000	5,000,000,000	0.75
	5,000,000,000		0.70

The Adviser also provides administrative services, including shareholder administrative services, to each Fund pursuant to agreements which provide that the Funds will pay the Adviser a monthly fee based on the average daily net assets of each respective Fund and/or a fee per account, plus third party expenses directly related to providing such services.

Effective April 5, 2021, under the terms of a services agreement between the Adviser and Citi Fund Services Ohio, Inc. (“CFSO”), dated March 1, 2021, CFSO provides certain accounting and administrative services to the Funds. These services include, among other things, arranging for the payment of direct operating expenses of the Funds from the accounts of the Funds. Prior to April 5, 2021, the Adviser paid all direct operating expenses of the Funds and was subsequently reimbursed by the Funds. The amount listed under “Due to Adviser” is net of any expenses waived/reimbursed by the Adviser.

68 2021 Semi-Annual Report

Through July 31, 2022 (through July 31, 2023 for Core Plus Income - Institutional Class), the Adviser has agreed in writing to reimburse or to pay directly a portion of the Funds’ expenses to limit the net annual operating expense ratio (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses). The current expense caps and dollar amount of expenses reimbursed during the six months ended September 30, 2021, are as follows:

			Annual Operating Expense Ratio Cap*
				Nebraska		Short
		Core Plus		Tax-Free	Partners	Duration	Ultra Short
	Balanced	Income	Hickory	Income	Value	Income	Government†	Value
Annual Operating Expense Cap:
Investor Class	0.85%	0.50%	1.09%	0.45%	1.09%	0.55%		1.09%
Institutional Class	0.70	0.40			0.89	0.48	0.20%	0.89
Expenses Reimbursed by the Adviser:
Investor Class	$57,098	$104,355	$28,812	$82,978	$17,959	$70,656		$—
Institutional Class	94,965	189,133			66,345	532,160	$202,779	45,117

*	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.
†	Effective January 25, 2021, the Adviser voluntarily lowered the Ultra Short Government's expense cap to 0.10%

As of September 30, 2021, the controlling shareholder of the Adviser held shares totaling approximately 27%, 19%, 25%, 54%, 39% and 10% of the Balanced, Core Plus Income, Hickory, Nebraska Tax-Free Income, Partners III Opportunity and Ultra Short Government Funds, respectively.

(5) Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds for the past two tax years are summarized as follows (in U.S. dollars):

							Nebraska Tax-Free
	Balanced		Core Plus Income		Hickory		Income
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
Distributions paid from:	2021	2020	2021	2020	2021	2020	2021	2020
Ordinary income	1,476,000	2,042,382	5,556,107	3,138,806	–	–	59	319
Tax-exempt income	–	–	–	–	–	–	532,550	422,390
Long-term capital gains	730,378	624,841	916,700	129,612	16,261,119	4,410,185	–	–
Total distributions	2,206,378	2,667,223	6,472,807	3,268,418	16,261,119	4,410,185	532,609	422,709

							Ultra Short
	Partners III Opportunity		Partners Value		Short Duration Income		Government
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
Distributions paid from:	2021	2020	2021	2020	2021	2020	2021	2020
Ordinary income	–	–	–	–	17,637,543	19,956,398	460,852	1,667,656
Long-term capital gains	71,393,801	42,794,258	51,017,913	42,538,410	613,577	–	480	–
Total distributions	71,393,801	42,794,258	51,017,913	42,538,410	18,251,120	19,956,398	461,332	1,667,656

	Value
	Year Ended March 31,
Distributions paid from:	2021	2020
Long-term capital gains	75,552,305	39,412,630
Total distributions	75,552,305	39,412,630

As of the tax year ended March 31, 2021, the components of net assets on a tax basis were as follows (in U.S. dollars):

				Nebraska Tax-	Partners III
	Balanced	Core Plus Income	Hickory	Free Income	Opportunity
Cost of investments	160,896,383	160,407,328	116,075,856	34,366,565	232,495,149
Gross unrealized appreciation	44,980,247	6,172,688	97,590,146	1,059,212	320,622,078
Gross unrealized depreciation	(85,289)	(1,014,566)	(888,232)	(44,813)	(45,832,278)
Net unrealized appreciation (depreciation)	44,894,958	5,158,122	96,701,914	1,014,399	274,789,800
Undistributed ordinary income	139,578	536,082	—	—	—
Qualified late year ordinary loss deferral	—	—	(385,765)	—	(1,449,275)
Undistributed tax-exempt income	—	—	—	13,165	—
Undistributed long-term gains	1,937,879	—	9,633,437	—	44,562,847
Capital loss carryforwards	—	—	—	(127,046)	—
Post October capital loss deferral	(1,777)	—	—	—	—
Paid-in capital	159,042,398	158,553,179	106,825,758	34,737,521	297,358,100
Net assets	206,013,036	164,247,383	212,775,344	35,638,039	615,261,472

2021 Semi-Annual Report 69

		Short Duration	Ultra Short
	Partners Value	Income	Government	Value
Cost of investments	263,602,831	679,793,605	79,525,321	456,251,658
Gross unrealized appreciation	250,596,495	13,665,218	42,587	472,124,220
Gross unrealized depreciation	(5,143,258)	(650,999)	(2,895)	—
Net unrealized appreciation (depreciation)	245,453,237	13,014,219	39,692	472,124,220
Undistributed ordinary income	—	428,324	11,327	393,177
Qualified late year ordinary loss deferral	(808,250)	—	—	—
Other temporary differences	—	—	(220)	—
Undistributed long-term gains	21,798,306	57,527	—	37,602,351
Post October capital loss deferral	—	—	(5,255)	—
Paid-in capital	242,170,973	681,573,269	79,891,938	417,518,551
Net assets	508,614,266	695,073,339	79,937,482	927,638,299

The Hickory, Partners III Opportunity and Partners Value Funds elected to defer ordinary losses arising after December 31, 2020. Such losses are treated for tax purposes as arising on April 1, 2021.

The Balanced and Ultra Short Government Funds elected to defer realized capital losses arising after October 31, 2020. Such losses are treated for tax purposes as arising on April 1, 2021.

Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. During the tax year ended March 31, 2021, the Funds utilized capital loss carryforwards to offset realized capital gains. The character and utilization of the carryforwards are as follows (in U.S. Dollars):

Nebraska Tax-Free
Income
Long term (no expirations)	(127,046)
Capital loss carryforwards utilized	7,108

(6) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds for the six months ended September 30, 2021, excluding fund merger transactions, short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):

		Core Plus		Nebraska Tax-	Partners III		Short Duration	Ultra Short
	Balanced	Income	Hickory	Free Income	Opportunity	Partners Value	Income	Government	Value

Purchases	30,182,960	114,655,670	16,303,819	2,724,551	30,892,901	21,749,685	243,462,673	2,249,927	57,177,861
Proceeds	27,325,499	60,564,890	22,340,894	2,630,000	58,629,613	32,970,225	215,416,412	10,145,520	92,258,521

(a) Options Written

The Funds did not have any open derivative positions as of September 30, 2021. None of the derivative positions held throughout the period ended September 30, 2021 were designated as hedging instruments. Transactions in derivative instruments during the six months ended September 30, 2021, are recorded in the following locations in the Statements of Operations (in U.S. dollars):

					Change In
			Realized Gain		Unrealized Gain
Fund	Type of Derivative	Location	(Loss)	Location	(Loss)
Partners Opportunity	Call options written	Net realized gain (loss – options written	–	Net unrealized appreciation (depreciation – options written	177,254

(7) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

					Net Change
					in Unrealized
	Value	Purchases	Proceeds	Net Realized	Appreciation/	Value	Shares as of	Dividend
	3/31/2021	at Cost	from Sales	Gain(Loss)	Depreciation	9/30/2021	9/30/2021	Income
Weitz Partners III Opportunity Fund
Intelligent Systems Corp.	$ 26,386,950	$ -	$ (616,258)	$ 605,758	$ (792,150)	$ 25,584,300	630,000	$ -

(8) Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Financial Instruments With Off-Balance Sheet Risks

Option contracts written and securities sold short result in off-balance sheet risk as the Funds’ ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

70 2021 Semi-Annual Report

(10) Margin Borrowing Agreement

The Partners III Opportunity Fund has a margin account with its prime broker, Bank of America Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.705% at September 30, 2021). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $119,092,934, with the broker at September 30, 2021.

The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.

(11) Concentration of Credit Risk

Approximately 87% of the Nebraska Tax-Free Income Funds’ net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.

(12) Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities;
•	Level 2 – other significant observable inputs (including quoted prices for similar securities);
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

•	Equity securities and Exchange-traded funds. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.
•	Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
•	Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage-backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values are categorized in Level 2 of the fair value hierarchy; otherwise they are categorized as Level 3.
•	U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.
•	U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
•	Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities are valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments are classified in either Level 2 or Level 3 of the fair value hierarchy.
•	Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts and warrants, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on the market activity levels.

The following is a summary of inputs used, in U.S. dollars, as of September 30, 2021, in valuing the Funds’ assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category.

Balanced

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	100,917,104	—	—	100,917,104
Non-Convertible Preferred Stocks	3,785,250	—	—	3,785,250
Corporate Bonds	—	5,762,635	—	5,762,635
Corporate Convertible Bonds	—	2,075,214	—	2,075,214
Asset-Backed Securities	—	12,499,784	—	12,499,784
Commercial Mortgage-Backed
Securities	—	3,536,935	—	3,536,935
Mortgage-Backed Securities	—	6,694,763	—	6,694,763
U.S. Treasuries	—	58,823,756	—	58,823,756
Cash Equivalents	—	21,999,046	—	21,999,046
Total Investments in Securities	104,702,354	111,392,133	—	216,094,487

2021 Semi-Annual Report 71

Core Plus Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	98,340,453	—	98,340,453
Corporate Convertible Bonds	—	2,109,997	—	2,109,997
Asset-Backed Securities	—	54,970,578	—	54,970,578
Commercial Mortgage-Backed
Securities	—	26,306,261	—	26,306,261
Mortgage-Backed Securities	—	7,909,518	—	7,909,518
Municipal Bonds	—	2,674,852	—	2,674,852
U.S. Treasuries	—	91,805,030	—	91,805,030
Non-Convertible Preferred Stocks	2,195,445	—	—	2,195,445
Total Investments in Securities	2,195,445	284,116,689	—	286,312,134

Hickory

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	184,849,670	—	—	184,849,670
Communication Services	—	11,032,200	—	11,032,200
Other	—	6,250,000	—	6,250,000
Non-Convertible Preferred Stocks	3,785,250	—	—	3,785,250
Warrants	—	87,500	—	87,500
Cash Equivalents	—	6,999,691	—	6,999,691
Total Investments in Securities	188,634,920	24,369,391	—	213,004,311

Nebraska Tax-Free Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	32,922,630	—	32,922,630
Total Investments in Securities	—	32,922,630	—	32,922,630

Partners III Opportunity

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	561,777,490	—	—	561,777,490
Other	—	18,750,000	—	18,750,000
Non-Convertible Preferred Stocks	18,926,250	—	—	18,926,250
Warrants	—	262,500	—	262,500
Cash Equivalents	—	19,999,188	—	19,999,188
Total Investments in Securities	580,703,740	39,011,688	—	619,715,428
Liabilities:
Securities Sold Short	(118,044,400)	—	—	(118,044,400)

Partners Value

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	521,713,427	—	—	521,713,427
Cash Equivalents	—	9,999,743	—	9,999,743
Total Investments in Securities	521,713,427	9,999,743	—	531,713,170

Short Duration Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	115,922,966	—	115,922,966
Corporate Convertible Bonds	—	19,861,459	—	19,861,459
Asset-Backed Securities	—	216,528,110	—	216,528,110
Commercial Mortgage-Backed
Securities	—	81,082,087	—	81,082,087
Mortgage-Backed Securities	—	112,613,066	—	112,613,066
U.S. Treasuries	—	152,695,326	—	152,695,326
Total Investments in Securities	—	698,703,014	—	698,703,014

Ultra Short Government

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Asset-Backed Securities	—	5,270,199	—	5,270,199
U.S. Treasuries	—	50,490,952	—	50,490,952
Total Investments in Securities	—	55,761,151	—	55,761,151

Value

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	978,707,997	—	—	978,707,997
Cash Equivalents	—	25,999,221	—	25,999,221
Total Investments in Securities	978,707,997	25,999,221	—	1,004,707,218

During the six months ended September 30, 2021, there were no transfers into or out of Level 3.

During the six months ended September 30, 2021, there were no assets in which significant unobservable inputs (Level 3) were used.

(13) Acquisition of Fund

Effective as of the close of business July 23, 2021, the Core Plus Income Fund acquired all of the assets and liabilities of the Great Lakes Bond Fund (“Acquired Fund”), a series of Managed Portfolio Series, an open-end registered management investment company, pursuant to a Board-approved plan of reorganization dated February 24, 2021 (the “Plan”).

The acquisition was accomplished by a tax-free exchange of 7,478,409 Institutional Class shares of the Core Plus Income Fund, valued at $83,160,265 for 8,311,502 Institutional Class shares, of equal aggregate value, of the Acquired Fund outstanding as of the close of business July 23, 2021.

Pursuant to the Plan, all of the assets and liabilities of the Acquired Fund were transferred to the Core Plus Income Fund. At the close of business July 23, 2021, the Acquired Fund's investments in securities had a fair value of $82,769,073 and identified cost of $81,597,242. For financial reporting purposes, assets received and shares issued by the Core Plus Income Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Core Plus Income Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Certain expenses of the Core Plus Income Fund are higher than those of the Acquired Fund; the Adviser has agreed in writing to reimburse or to pay directly a portion of the Core Plus Income Fund’s Institutional Class expenses to limit the net annual operating expense ratio (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.40% of average net assets of that

72 2021 Semi-Annual Report

class. This expense limitation will remain in effect through July
31, 2023, at which time shareholders of the Acquired Fund who have remained invested will be subject to the then applicable expenses of the Core Plus Income Fund.

Fees and expenses incurred by the Acquired Fund and the Core
Plus Income Fund directly in connection with the Plan were borne by the former investment adviser of the Acquired Fund, and the
Adviser, as provided by the Plan.

The acquisition did not result in a material change to the Acquired
Fund’s investment portfolio due to the investment restrictions of the Core Plus Income Fund. Additionally, there are no material differences in accounting policies of the Acquired Fund as
compared to those of the Core Plus Income Fund.

Because the combined investment portfolios have been
managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been
included in the Core Plus Income Fund's statement of operations since July 23, 2021. Core Plus Income Fund did not purchase or sell securities following the acquisition for purposes of realigning its investment portfolio. Accordingly, the acquisition of the
Acquired Fund did not affect Core Plus Income Fund's portfolio turnover ratio for the period ended September 30, 2021.

(14) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were
issued and has determined that there were no subsequent
events requiring recognition or disclosure in the financial
statements.

(15) Recent Accounting Pronouncements
In March 2020, the FASB issued ASU 2020-04, Reference Rate
Reform (Topic 848). The amendments in this update provide
optional guidance to ease the potential burden in accounting for
(or recognizing the effects of) reference rate reform on financial reporting and are effective for all entities as of March 12, 2020 through December 31, 2022. The Funds are in the process of
evaluating the securities that reference LIBOR.

In addition, in January 2021, the FASB issued ASU 2021-01. This
ASU made some clarifications regarding derivative instruments that are affected by changes to the interest rates used for
discounting, margining or contract price alignment due to the reference rate reform fall within the scope of Topic 848. The ASU is effective upon issuance and can be implemented through
December 31, 2022. The Funds are in the process of evaluating the effect of this ASU.

2021 Semi-Annual Report 73

ACTUAL AND HYPOTHETICAL EXPENSES FOR

COMPARISON PURPOSES

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/21 – 9/30/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 4/01/21	Value 9/30/21	Expense Ratio	4/01/21-9/30/21(1)
Balanced - Investor Class	Actual	$1,000.00	$1,052.30	0.85%	$4.37
	Hypothetical(2)	1,000.00	1,020.81	0.85	4.31
Balanced - Institutional Class	Actual	1,000.00	1,052.70	0.70	3.60
	Hypothetical(2)	1,000.00	1,021.56	0.70	3.55
Core Plus Income - Investor Class	Actual	1,000.00	1,023.80	0.50	2.54
	Hypothetical(2)	1,000.00	1,022.56	0.50	2.54
Core Plus Income - Institutional Class	Actual	1,000.00	1,024.20	0.40	2.03
	Hypothetical(2)	1,000.00	1,023.06	0.40	2.03
Hickory	Actual	1,000.00	1,038.80	1.09	5.57
	Hypothetical(2)	1,000.00	1,019.60	1.09	5.52
Nebraska Tax-Free Income	Actual	1,000.00	1,004.90	0.45	2.26
	Hypothetical(2)	1,000.00	1,022.81	0.45	2.28
Partners III Opportunity - Investor Class	Actual	1,000.00	1,035.70	1.92	9.80
	Hypothetical(2)	1,000.00	1,015.44	1.92	9.70
Partners III Opportunity - Institutional Class	Actual	1,000.00	1,038.60	1.46	7.46
	Hypothetical(2)	1,000.00	1,017.75	1.46	7.38
Partners Value - Investor Class	Actual	1,000.00	1,074.80	1.08	5.62
	Hypothetical(2)	1,000.00	1,019.65	1.08	5.47
Partners Value - Institutional Class	Actual	1,000.00	1,076.00	0.89	4.63
	Hypothetical(2)	1,000.00	1,020.61	0.89	4.51
Short Duration Income - Investor Class	Actual	1,000.00	1,005.90	0.55	2.77
	Hypothetical(2)	1,000.00	1,022.31	0.55	2.79
Short Duration Income - Institutional Class	Actual	1,000.00	1,006.20	0.48	2.41
	Hypothetical(2)	1,000.00	1,022.66	0.48	2.43
Ultra Short Government	Actual	1,000.00	1,000.60	0.10	0.50
	Hypothetical(2)	1,000.00	1,024.57	0.10	0.51
Value - Investor Class	Actual	1,000.00	1,118.20	1.03	5.47
	Hypothetical(2)	1,000.00	1,019.90	1.03	5.22
Value - Institutional Class	Actual	1,000.00	1,119.10	0.89	4.73
	Hypothetical(2)	1,000.00	1,020.61	0.89	4.51

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).
(2)	Assumes 5% total return before expenses.

74 2021 Semi-Annual Report

OTHER INFORMATION

Proxy Voting Policy

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at weitzinvestments.com; and (iii) on the SEC’s website at sec.gov.

Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at weitzinvestments.com and (ii) on the SEC’s website at sec.gov.

Form N-PORT

The Funds file complete schedules of investments with the Securities and Exchange Commission as of June 30 and December 31 of each year on Form N-PORT. The Funds’ Form N-PORT can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. or on the SEC’s website at sec.gov.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds

In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Trustees” or “Board”) of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) between the Funds and Weitz Investment Management, Inc. (“Weitz Inc.” or the “Adviser”). The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz Inc. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the continuation of the Agreements between the Funds and Weitz Inc., the Board requested, and Weitz Inc. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz Inc. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon information about the Funds and Weitz Inc. that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Agreements for each of the Funds during a video conference Board meeting held on May 27, 2021. At this meeting the Board engaged in a thorough review process in connection with determining whether to continue the Agreements. During the meeting the Board discussed the Agreements with representatives of Weitz Inc. and they reviewed various factors with them concerning the proposed continuation of the Agreements. As discussed more fully below, among the factors considered by the Board were: (1) the nature, extent and quality of the advisory services provided, including the investment performance of the Funds; (2) the cost of advisory services provided and the expected level of profitability, which included comparative information on fees and expenses borne by other similar mutual funds; (3) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale; (4) benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds); and (5) such other considerations deemed appropriate by the Board in making an informed business decision regarding the continuation of the Agreements.

With respect to the equity funds managed by Weitz Inc., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund and Hickory Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each Equity Fund. Among the factors the Board considered for each Equity Fund was the overall performance of each Fund relative to other similar mutual funds on a long-term basis and over shorter time periods. The Board discussed with the representatives of management the fact that Weitz Inc. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm and that as a result of this emphasis on longer-term results, shorter-term results which lag their peers and their relative indexes are likely to occur from time to time over various investment cycles. The Board also took note of management’s position that that during the bull market in the equity markets that has been ongoing over the past few years, the value style of investing adhered to by Weitz Inc. has generally been out of favor, which has negatively impacted the performance of the Equity Funds; however, the Board also took into consideration the improving performance of certain Funds and the fact that the Adviser has continued to invest in a manner that is fully consistent with the Prospectus disclosure for the Equity Funds and the Adviser’s public statements referring to its investment strategies, and the Board acknowledged that Weitz Inc. has, in fact, consistently maintained its adherence to value-oriented investment strategies and has not attempted to deviate from this style of investing in response to developments in the equity markets.

In addition, the Board compared expenses of each Equity Fund to the expenses of its peer group, noting that (i) the net expenses for the Institutional Class shares of Value Fund (after fee waivers) are above industry averages for operating expenses of other funds of similar size and investment objective, (ii)  the net expenses for the Institutional Class shares of Partners Value Fund (after fee waivers) are above industry averages for operating expenses of other funds of similar size and investment objective while the contractual management fee is below the median of its peer group, (iii) the total expenses for the Institutional Class shares of Partners III Fund (exclusive of the dividend and interest expense incurred by the Fund) are below industry averages for total operating expenses of other funds of similar size and investment objective, and (iv) the total expenses for the Hickory Fund are below industry averages for total operating expenses of other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Equity Fund, the Board discussed with representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each Equity Fund, and it was noted by Weitz Inc. representatives that Weitz Inc. manages high conviction portfolios and that the research that goes into evaluating companies being considered as an investment opportunity is labor intensive. It was also noted by Weitz Inc. representatives that the operational changes implemented as part of the Adviser’s operational review, as well as the proposed Business Administration Agreement, which would replace the currently effective Administration Agreements, should have a positive impact on the expenses of

2021 Semi-Annual Report 75

the Funds. The Board then considered and discussed the fees charged by similar funds in each respective investment category. The Board also considered the fact that the investment advisory fees for each Equity Fund are subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between the Value Fund, the Partners Value Fund and the Hickory Fund and Weitz Inc., and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year.

The Board also reviewed matters with respect to the proposed continuation of the Management and Investment Advisory Agreement for the Balanced Fund. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments. The Board reviewed the investment advisory fee for the Balanced Fund, as well as performance information for the Balanced Fund. The Board discussed with the representatives of Weitz Inc. the currently effective investment advisory fee for the Balanced Fund, including the terms of the Expense limitation Agreement currently in effect, and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreement for another year. It was also noted that the Balanced Fund is not currently subject to breakpoints on its advisory fee. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Fund were to become more substantial and economies of scale were able to be realized. The Board also considered expenses of the Balanced Fund as compared to the expenses of its peer group, noting that the total expenses for each class of shares of the Balanced Fund are below industry averages for total operating expenses of other funds of similar size and investment objective.

The members of the Board further considered various matters with respect to each of the income funds managed by Weitz Inc. consisting of the Core Plus Income Fund, the Short Duration Income Fund, the Ultra Short Government Fund and the Nebraska Tax-Free Income Fund (the “Income Funds”), noting the applicable investment objectives, strategies and fee arrangements for each Income Fund, and noting Weitz Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each of the Income Funds. Among the factors the Board considered was the overall performance of each Income Fund relative to its peer group on a long-term basis and over shorter time periods, taking into consideration the facts that (i) Core Plus commenced operations on July 31, 2014 and (ii) Ultra Short had operated as a “government money market fund” until December 16, 2016. The Board also took into consideration the strong long- and short-term performance of Core Plus Income Fund as well as the strong long-term performance of the Short Duration Income Fund. In addition, the Board compared expenses of each Income Fund to the expenses of its peer group, noting that the expenses of Core Plus Income Fund, Ultra Short Government Fund and Nebraska Tax- Free Income Fund each are below industry averages for other funds of similar size and investment objective, while Short Duration Income Fund compares favorably to industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Income Fund, the Board discussed with the Adviser representatives their reasons for assessing the applicable fees in connection with each Income Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between each of the Income Funds and Weitz Inc. and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year, with the exception of the Institutional Class of Core Plus Income Fund, which Weitz Inc. was proposing to extend for two years.

The Board also reviewed with representatives of Weitz Inc. various other factors relating to the management of the Funds. The Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by Weitz Inc. to foster the growth and development of the Funds since the inception of each Fund. The Board also noted the range of investment advisory, shareholder servicing and administrative services provided by Weitz Inc. to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services and determined that the quality of the services was very high. The Board also took note of the facts that: (a) Weitz Inc. has undertaken to pay from its own resources the distribution expenses of the Funds, including those third-party intermediary expenses that are deemed to be distribution related and (b) the increased marketing efforts that Weitz Inc. has continued to undertake for the Funds and which it has continued to finance from its own resources.

The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc. and the financial soundness of Weitz Inc. as demonstrated by the financial information provided, and reached a finding that the level of profitability was consistent with relevant industry averages and not excessive. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing and distribution expenses that are incurred by Weitz Inc. from its own resources and they also considered the level of profitability without taking into consideration the impact of these marketing and distribution costs. The Board also considered that Weitz Inc. had agreed to fee breakpoints and to contractual fee waivers with respect to certain of the Funds in order to limit their overall operating expenses.

The Board further reviewed Weitz Inc.’s brokerage practices, including its soft dollar practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz Inc. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds, including certain institutional accounts, and it was noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz Inc. under the Agreements, the Board also took note of the proposed business administration fees that would be payable by the Funds to Weitz Inc. under the terms of the proposed separate Business Administration Agreement that would be applicable to the Funds. It was noted by representatives of Weitz Inc. that the proposed Business Administration Agreement is intended to replace the currently effective Administration Agreements in place on behalf of the Funds. In considering the approval of the Business Administration Agreement and in determining the reasonableness of the total fees paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders, the Board members considered and discussed various factors related to the business administration services to be provided to the Funds by Weitz Inc., including the nature and extent of these fees and the services to be provided by Weitz Inc. In connection with their review of these matters, the

76 2021 Semi-Annual Report

Trustees took into consideration the third party service provider arrangements in place on behalf of the Funds to provide certain of the administration services for the Funds, and the Trustees further considered the nature of the fee arrangements in place with these third-party firms to provide services to the Funds, as well as the supervision that will be required of these third-party service providers. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the Business Administration Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Business Administration Agreement is required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board took into consideration that Weitz Securities, Inc. does not charge the Funds any fees for its services as distributor and that Weitz Securities, Inc. incurs various costs and expenses in order to provide for the distribution and sales of the shares of the Funds which in turn are incurred by Weitz Inc. from its own financial resources. The members of the Board also took note of the fact that Weitz Inc. pays for all of the marketing and distribution efforts related to the offer and sale of the Funds. The Board also considered and discussed the level and quality of the distribution services performed by Weitz Securities, Inc. In addition, the members of the Board considered the nature and extent of the revenue sharing payments that Weitz Inc. makes to those third party intermediaries that provide various types of distribution related services to the Funds, noting these payments are made entirely from Weitz Inc.’s own financial resources and are not paid by the Funds.

In connection with these matters, the Board also took into consideration the Administrative Services Plans that are applicable to the Funds and they took note of the level and amount of the fees payable pursuant to the Administrative Services Plans, including those amounts payable to Weitz Inc. for providing the types of non-distribution shareholder administrative services that are eligible to be compensated under the terms of the Administrative Services Plans. The Board took note of the proposed Business Administration Agreement and the discontinuation of the Administration Agreements, as well as the amendment to the Administration Services Plan for Investor Class Shares, proposed to take effect on July 31, 2021, whereby all shares of Hickory Fund and Nebraska Tax-Free Income Fund would be deemed investor class shares for purposes of the Administration Services Plan and Hickory and NE Tax-Free would become subject to the Administration Services Plan for Investor Class Shares. The Board also took into consideration the types of services that may be compensated pursuant to the Administration Services Plans.

In reaching their conclusion with respect to the continuation of the Agreements for each Fund and the level of investment advisory fees payable under the Management and Investment Advisory Agreement for each Fund, the Trustees did not identify any one single factor as being controlling. Rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall performance results of the Funds, the commitment of the Adviser and its affiliates to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. They noted that (i) the Adviser has been willing to maintain breakpoints for the Equity Funds, and contractual expense limitation agreements for eight of the Funds in order to limit the overall operating expenses of the Funds, as applicable, and further that the Adviser is proposing to continue for a period of two years the contractual expense limitation agreement in place for the Institutional Class Shares of the Core Plus Income Fund. They also noted the overall level and quality of investment advisory, shareholder servicing and business administration services provided by the Adviser to the Funds, as well as the distribution services provided by the Distributor, including the increased marketing efforts on behalf of the Funds, and they found that these services continued to benefit the shareholders of the Funds and reflected the firm’s overall commitment to the continued successful growth and development of the Funds. The Trustees also took into consideration the effectiveness of the compliance program maintained with respect to the Funds and the Adviser and the compliance oversight process. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Funds on a short-term basis and over longer time periods.

The Trustees also considered the business, regulatory and entrepreneurial risks undertaken by the Adviser in managing and sponsoring the Funds and the increasingly competitive business environment in the mutual fund industry as well as the efforts that have been undertaken by smaller fund groups to remain competitive in the face of increasing consolidation within the investment management industry.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

In reaching these conclusions, the members of the Board, including all of the Independent Trustees, took into consideration the following factors:

The nature, extent and quality of the advisory services provided. The Trustees concluded that the Adviser is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by the Adviser to each of the Funds, the Adviser’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, and the Adviser’s investment management and compliance oversight processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by the Adviser, the Trustees concluded that the Adviser is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies.

The investment performance of the Funds. The Board received and reviewed performance information for each of the Funds separately, including total return performance information, for applicable one-, three-, five- and ten-year periods ended March 31, 2021, and for shorter periods as applicable, with respect to the Funds’ shares. The Board also reviewed with the representatives of the Adviser other information and data, including each Fund’s performance against its primary comparative index, and against each Fund’s peer group, as follows:

1. Balanced. The Board noted that the Investor Class Shares of the Fund had underperformed its primary comparative index, the Morningstar Moderately Conservative Target Risk Index, for the one-year period ended March 31, 2021, but had outperformed its primary comparative index for the three-, five- and ten-year periods ended March 31, 2021. The Board also noted that the Investor Class Shares of the Fund had

2021 Semi-Annual Report 77

underperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2021. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the Fund’s peer group and the type of funds included in such peer group.

2. Core Plus Income. The Board noted that Institutional Class shares of the Fund, which commenced operations July 31, 2014, had outperformed its primary comparative index, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three- and five-year periods ended March 31, 2021 and for the period since inception. The Board also noted that the Institutional Class Shares of the Fund had outperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2021.

3. Hickory. The Board noted that the Fund had underperformed its primary comparative index, the Russell Midcap Index, for the one-, three-, five- and ten-year periods ended March 31, 2021. The Board also noted that the Fund had outperformed its peer group median for the three-year period ended March 31, 2021, had performed in line with its peer group median for the two-year period ended March 31, 2021 and had underperformed its peer group median for the one-, four- and five year periods ended March 31, 2021. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

4. Nebraska Tax-Free Income. The Board noted that the Fund had underperformed its primary comparative index, the Bloomberg Barclays 5-Year Municipal Bond Index, for the one-, three-, five- and ten-year periods ended March 31, 2021. The Board also noted that the Fund had underperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2021. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

5. Partners III Opportunity. The Board noted that the Institutional Class shares of the Fund had underperformed its primary comparative index, the S&P 500 Index, for the one-, three-, five- and ten-year periods ended March 31, 2021. The Board also noted that the Institutional Class shares of the Fund had outperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2021. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

6. Partners Value. The Board noted that the Institutional Class shares of the Fund had outperformed its primary comparative index, the S&P 500 Index, for the one-year period ended March 31 2021, but had underperformed its primary comparative index for the three-, five- and ten-year periods ended March 31, 2021. The Board also noted that the Institutional Class shares of the Fund had outperformed its peer group median for the one-year period ended March 31, 2021, but had underperformed its peer group media for the two-, three-, four- and five-year periods ended March 31, 2021. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

7. Short Duration Income. The Board noted that Institutional Class shares of the Fund had outperformed its primary comparative index, the Bloomberg Barclays U.S. Aggregate 1-3 Year Index, for the one-, three-, five- and ten-year periods ended March 31, 2021. The Board noted that Institutional Class shares of the Fund had underperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2021. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

8. Ultra Short Government. The Board noted that the Fund had outperformed its primary comparative index, the ICE Bank of America Merrill Lynch 6-Month Treasury Bill Index, for the one-year period ended March 31, 2021, but had underperformed its primary comparative index for the three-, five- and ten-year periods ended March 31, 2021. The Board also noted that the Fund had underperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2021. In connection with the Board’s review of the performance results presented for Ultra Short, the Trustees took into consideration the fact that, prior to December 16, 2016, Ultra Short had been operated as a government money market fund and, as a result, the performance returns for periods prior to that date were achieved while the Fund was operated as a government money market fund with investment objectives and strategies different from the investment objectives and strategies that the Fund implemented effective December 16, 2016. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods, as well as the Fund’s peer group and the type of funds included in such peer group.

9. Value. The Board noted that the Institutional Class shares of the Fund had outperformed its primary comparative index, the S&P 500 Index, for the one- and three-year periods ended March 31, 2021, and had underperformed its primary comparative index for the five- and ten-year periods ended March 31, 2021. The Board also noted that the Institutional Class shares of the Fund had outperformed its peer group median for the two-, three and four-year periods ended March 31, 2021, but had underperformed its median peer group for the one- and five-year periods ended March 31, 2021. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

The cost of advisory services provided and the expected level of profitability. The Board considered the advisory fees and overall expenses of the Funds (including Institutional Class shares and Investor Class shares of the dual-class Funds), based upon the relevant information presented, as compared to the advisory fees and overall expenses of each Fund’s peer group as follows:

1. Balanced. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund would be at a rate of 0.60% on the Fund’s assets, and this rate was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.70%, which was lower than the median net expense ratio of its peer funds.

2. Core Plus Income. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.40%, which is lower than the median net expense ratio of its peer funds.

3. Hickory. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.85% on the Fund’s assets that are less than or equal to $5 billion, with a breakpoint in the investment advisory fee on assets in the Fund in excess of $5 billion, and this rate of 0.85% was

78 2021 Semi-Annual Report

above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 1.09%, which is below the median net expense ratio of its peer funds.

4. Nebraska Tax-Free Income. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 0.45%, which is below the median net expense ratio of its peer funds.

5. Partners III Opportunity. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund’s assets that are less than or equal to $1 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which is lower than the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares (exclusive of the dividend and interest expense incurred by the Fund during the fiscal year) was 1.16%, which is lower than the median net expense ratio of its peer funds.

6. Partners Value. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.75% on the Fund’s assets that are less than or equal to $5 billion, with a breakpoint in the investment advisory fee on assets in the Fund in excess of $5 billion, and this rate of 0.75% was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.89%, which is above than the median net expense ratio of its peer funds.

7. Short Duration Income. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.48%, which is lower than the median net expense ratio of its peer funds.

8. Ultra Short Government. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.30% on the Fund’s assets, which is below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.20%, which is lower than the median net expense ratio of its peer funds.

9. Value. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.75% on the Fund’s assets that are less than or equal to $5 billion, with a breakpoint in the investment advisory fee on assets in the Fund in excess of $5 billion, and this rate of 0.75% was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.89%, which is above the median net expense ratio of its peer funds.

On the basis of the fee and expense information provided, the Board determined that the investment management fees payable by the Funds to Weitz Inc. are reasonable and that Weitz Inc.’s level of profitability from its management of each of the Funds is reasonable and not excessive.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. The Trustees took into consideration that each of the Equity Funds are currently operated pursuant to investment management fees that are subject to breakpoints on the fees as assets in the Equity Funds increase over various established levels of assets. In addition, while it was noted that the investment advisory fees for the Income Funds and for Balanced will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that these Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for the Adviser and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically reexamine whether any of these Funds have achieved economies of scale, and the appropriateness of the investment advisory fees payable to the Adviser with respect to the Income Funds and Balanced, in the future at which time the implementation of fee breakpoints on these particular Funds could be further considered.

Benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by the Adviser from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with the Adviser by virtue of the Adviser’s provision of business administration and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees have previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations. In approving the continuation of the Management and Investment Advisory Agreements, the Trustees determined that the Adviser has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Adviser’s management team and the focus these individuals have on ensuring that the Funds operate successfully. The Trustees also concluded that the Adviser has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the efforts to market and distribute the Funds, as well as the Expense Limitation Agreements under which the Adviser has undertaken to waive a portion of its fees and to reimburse expenses of eight of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of the Adviser, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board also took into consideration the investments made by the Adviser into the Funds to enhance services and improve efficiencies.

2021 Semi-Annual Report 79

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80 2021 Semi-Annual Report

INDEX DESCRIPTIONS

The following indices are used as benchmarks for the various mutual funds offered by Weitz Funds. Index performance is hypothetical and is shown for illustrative purposes only. You cannot invest directly in an index.

Bloomberg Barclays	The Bloomberg Barclays 1-3 Year U.S. Aggregate Index is generally representative
1-3 Year U.S. Aggregate	of the market for investment grade, U.S. dollar denominated, fixed-rate taxable
Index	bonds with maturities from one to three years.

Bloomberg Barclays	The Bloomberg Barclays 5-Year Municipal Bond Index is a capitalization weighted
5-Year Municipal Bond	bond index generally representative of major municipal bonds of all quality ratings
Index	with an average maturity of approximately five years.

Bloomberg Barclays U.S.	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark
Aggregate Bond Index	that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

U.S. Consumer Price Index	The CPI + 1% is created by adding 1% to the annual percentage change in the
(CPI) + 1.00%	Consumer Price Index (“CPI”) as determined by the U.S. Department of Labor
Statistics. There can be no guarantee that the CPI will reflect the level of inflation at any time.

ICE BofA U.S. 6-Month	The ICE BofA U.S. 6-Month Treasury Bill Index is generally representative of the
Treasury Bill Index	market for U.S. Treasury Bills.

Morningstar Moderately	The Morningstar Moderately Conservative Target Risk Index is an asset allocation
Conservative Target	index comprised of constituent Morningstar indices and reflects global equity
Risk Index	market exposure of 40% based on an asset allocation methodology derived by
Ibbotson Associates, a Morningstar company.

Russell 1000® Index	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 3000® Index	The Russell 3000 Index measures the performance of the largest 3,000 U.S.
companies representing approximately 98% of the investable U.S. equity market.

Russell Midcap® Index	The Russell Midcap Index tracks the performance of the 800 next-largest U.S.
companies, after the 1,000 largest U.S. companies.

S&P 500® Index	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

2021 Semi-Annual Report 81

Board of Trustees

Lorraine Chang
John W. Hancock
Roland J. Santoni
Delmer L. Toebben
Wallace R. Weitz
Justin B. Wender

Investment Adviser

Weitz Investment Management, Inc.
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian

Citibank, N.A.

Officers

Wallace R. Weitz, President
Shar M. Bennett, Vice President & Assistant
     Treasurer
James J. Boyne, Vice President & Treasurer
Thomas D. Carney, Vice President
John R. Detisch, Vice President, Secretary &
     Chief Compliance Officer
Bradley P. Hinton, Vice President
Andrew S. Weitz, Vice President

Distributor

Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent

FIS Investor Services LLC

NASDAQ symbols:

Balanced Fund

Investor Class - WBALX

Institutional Class - WBAIX

Core Plus Income Fund Investor Class - WCPNX

     Institutional Class – WCPBX

Hickory Fund - WEHIX

Nebraska Tax-Free Income Fund - WNTFX

Partners III Opportunity Fund

Investor Class - WPOIX

Institutional Class - WPOPX

Partners Value Fund

Investor Class - WPVLX

     Institutional Class – WPVIX

Short Duration Income Fund

Investor Class – WSHNX

Institutional Class - WEFIX

Ultra Short Government Fund - SAFEX

Value Fund

Investor Class - WVALX

Institutional Class – WVAIX

Beginning 2021, paper copies of this report are no longer sent by mail (unless specifically requested). Instead, the reports will be made available at weitzinvestments.com and you will be notified by mail each time a report is posted. For additional information, please see the notice contained on the Table of Contents page of this report.

Investors should consider carefully the investment objectives, risks, and charges and expenses of a fund before investing. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at weitzinvestments.com or from a financial advisor. Please read the prospectus carefully before investing.

11/29/2021

82 2021 Semi-Annual Report

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2021 Semi-Annual Report 83

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Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)        Included as part of report to stockholders under Item 1.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable - only for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)        Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Weitz Funds

By (Signature and Title)  /s/ Wallace R. Weitz

Wallace R. Weitz, Principle Executive Officer

Date 11/24/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Wallace R. Weitz

Wallace R. Weitz, Principle Executive Officer

Date 11/24/2021

By (Signature and Title) /s/ James J. Boyne

James J. Boyne, Principle Financial Officer

Date 11/24/2021